UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
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ENSTAR GROUP LIMITED
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF THE 2018 ANNUAL GENERAL MEETING AND PROXY STATEMENT

Enstar Group Limited	2	2018 Proxy Statement

Dear Fellow Shareholders:
On behalf of Enstar Group Limited's Board of Directors, I invite you to join us at our 2018 Annual General Meeting of Shareholders on Wednesday, June 13, 2018 at 9:00 a.m. Atlantic time. The meeting will be held at our headquarters, Windsor Place, 3rd Floor, 22 Queen Street, in Hamilton, Bermuda, to vote on the matters described in the notice of the Annual General Meeting and the Proxy Statement that follow. We also encourage you to read our 2017 Annual Report on Form 10-K to learn more about our performance.
STRATEGY
Enstar's strategy is to provide long-term value by delivering market-leading insurance solutions through innovation, discipline, financial optimization, and operational excellence. One of the ways we measure long-term value is our book value per share, which increased nearly 11% to reach $159.19, driven by our highest ever net earnings of $311.5 million. It was a difficult year for our industry, but Enstar delivered a strong performance, primarily due to investment returns and run-off results.
Executing our acquisition objectives is vital to achieving sustained growth. Last year we again succeeded in bringing in new portfolios and integrating those recently acquired, and we are particularly proud that the strategic relationships we have built over the years are creating new business opportunities. To keep growing profitably, we need flexibility to fund attractive opportunities as and when they arise. To this end, our Board is overseeing several capital planning and management initiatives. We also took advantage of the opportunity in 2017 to divest of the majority of our life business, as we saw better growth opportunities on the P&C legacy side of our business.
Investable assets constituted over $500 per share in 2017, making proper management of our investment portfolios critical to our continued success. Our Board's Investment Committee works closely with our executives and our investment team to oversee investment policies, strategies, and material allocation decisions. Fixed income duration and regulated entity portfolio rebalancings were our primary strategic objectives this past year, as well as investments in alternative asset classes that provide opportunities for enhanced, risk-adjusted returns.
GOVERNANCE & COMPENSATION
Under the leadership of its Chair, Sandra Boss, our Board’s Risk Committee drove significant enhancements to our enterprise risk management and reporting framework, including the development of a new risk appetite framework and a refreshed management risk committee. Risk management remains at the core of our business model, and our Board will continue to focus on ensuring our platform is well-prepared to manage existing and emerging risks.
In 2017, we solidified the commitments of key members of our current executive management team through employment agreements that extend into 2020, which was a high priority for our Board. Led by our Nominating and Governance Committee, we are emphasizing succession planning and have undertaken several initiatives geared at developing and advancing Enstar's next generation of leaders.
Over the last two years, we have made significant changes to our annual and long-term incentive programs, taking into account the views of our shareholders and implementing robust performance metrics into both programs. At the forefront of our 2017 compensation decisions were the long-term incentive plan awards granted to our executives in the form of performance stock units, which, although they are reported as received in 2017, will only be earned by our executives if Enstar achieves targeted levels of growth in fully diluted book value per share at the end of a three-year period. We believe this award structure incentivizes the creation of long-term value and aligns executive and shareholder interests.
SHAREHOLDER ENGAGEMENT
We again benefited from our shareholder engagement program, in which we heard perspectives from shareholders holding approximately 40% of our outstanding shares and the major proxy advisory firms. Topics discussed included executive compensation, board composition and diversity, risk oversight, and succession planning. The dialogue is valuable, and we will look to continue and expand our program in the years ahead.

Enstar Group Limited	i	2018 Proxy Statement

VOTING
Your support is important, so please vote as soon as possible using the internet, telephone, or, if you received a proxy/voting instruction card, by marking, dating, and signing it, and returning it by mail. I hope to see you at the 2018 Annual General Meeting. As always, thank you for your continued support of Enstar.

Sincerely,

Robert J. Campbell
Chairman of the Board

Enstar Group Limited	ii	2018 Proxy Statement

ENSTAR GROUP LIMITED
NOTICE OF 2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS
June 13, 2018
To the shareholders of Enstar Group Limited:
Notice is hereby given that the 2018 Annual General Meeting of Shareholders of Enstar Group Limited (the "Company") will be held at the following location and for the following purposes:

When:	Wednesday, June 13, 2018 at 9:00 a.m. Atlantic time
Where:	Windsor Place, 3rd Floor 22 Queen Street Hamilton, Bermuda HM11
Items of Business:	1.	To elect four Class III Directors nominated by our Board of Directors to hold office until 2021.
	2.	To hold an advisory vote to approve executive compensation.
3.
To ratify the appointment of KPMG Audit Limited as our independent registered public accounting firm for 2018 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

	4.	To act on the election of directors for our subsidiaries.
Who Can Vote:	Only holders of record of our voting ordinary shares at the close of business on April 17, 2018 are entitled to notice of and to vote at the meeting.
You are cordially invited to attend the Annual General Meeting in person. To ensure that your vote is counted at the meeting, however, please vote as promptly as possible. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your vote by proxy is revocable at your option in the manner described in the proxy statement.

By Order of the Board of Directors,

Audrey B. Taranto
Corporate Secretary
Hamilton, Bermuda
April 27, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING
OF SHAREHOLDERS TO BE HELD ON JUNE 13, 2018
This notice of meeting, the proxy statement, the proxy card and the annual report to shareholders for the year ended December 31, 2017 are available at https://investor.enstargroup.com/annual-reports.

Enstar Group Limited	iii	2018 Proxy Statement

Enstar Group Limited	iv	2018 Proxy Statement

PROXY STATEMENT SUMMARY
To assist you in reviewing our proxy statement, we have summarized several key topics below. The following description is only a summary and does not contain all of the information that you should consider before voting. For more complete information, you should carefully review the rest of our proxy statement, as well as our Annual Report to Shareholders for the year ended December 31, 2017.
Annual General Meeting of Shareholders Information

Date and Time June 13, 2018 9:00 a.m., Atlantic time	Place Enstar Group Limited’s Corporate Headquarters Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, Bermuda
Record Date April 17, 2018	Voting Your vote is very important and we urge you to vote as soon as possible. See Question and Answer No. 10 on Page 3 for voting instructions.
Voting Matters

Proposal	Board of Directors’ Vote Recommendation	Page References
1. Election of Directors: Sandra L. Boss Hans-Peter Gerhardt Dominic F. Silvester Poul A. Winslow	FOR the Director Nominees	Page 6 (Nominee Biographies) Page 60 (Proposal No. 1)
2. Advisory Approval of Enstar’s Executive Compensation	FOR	Page 34 (Compensation Discussion and Analysis) Page 50 (Summary Compensation Table) Page 61 (Proposal No. 2)
3. Ratification of KPMG Audit Limited as the Independent Registered Public Accounting Firm for 2018	FOR	Page 62 (Proposal No. 3) Page 62 (Audit and Non-Audit Fees Table)
4. Acting on Election of Directors for our Subsidiaries	FOR each Subsidiary Director Nominee	Page 64 (Proposal No. 4) Appendix A (Subsidiary Director Nominee Biographies)
Board Composition
The following describes our current Board composition and current committee assignments of each of our directors.

Director	Age	Director Since	Primary Occupation	Independent	Board Committee Membership*	Other Current Public Boards
Robert J. Campbell (Chairman)	69	2007	Partner, Beck Mack and Oliver	☑	AC, CC, NGC, IC, EC	1
Dominic F. Silvester	57	2001	CEO, Enstar Group Limited		EC	0
B. Frederick Becker	71	2015	Chairman, Clarity Group, Inc.	☑	AC, CC, NGC	0
Sandra L. Boss	51	2015	Bank of England Policy Committee Member; former McKinsey partner	☑	CC, NGC, RC, EC	1
James D. Carey	51	2013	Senior Principal, Stone Point Capital		IC	0
Hans-Peter Gerhardt	62	2015	Former CEO of Asia Capital Re, PARIS RE and AXA Re	☑		0
Jie Liu	39	2017	Managing Director, Hillhouse Capital		IC	0
Paul J. O’Shea	60	2001	President, Enstar Group Limited			0
Hitesh R. Patel	57	2015	Former CEO, Lucida plc; former KPMG Partner	☑	AC, NGC, RC	0
Poul A. Winslow	52	2015	Managing Director, CPPIB	☑	CC, IC, EC	0
*Committee Legend: AC - Audit CC - Compensation NGC - Nominating and Governance RC - Risk IC - Investment EC - Executive

Enstar Group Limited	v	2018 Proxy Statement

Board Statistics

●	Added 1 new director in early 2017	●	7:3 ratio of Internationally Residing vs. US Directors provides global perspective
●	Average Board Tenure: 6.6 years (Median 3 years)	●	Average and Median Board Age: 57
Corporate Governance
Enstar is committed to sound governance, and we employ a number of practices that the Board believes are in the best interests of the Company and our shareholders. Highlights of these practices are listed below.

●	An independent director serves as Chairman of the Board	●	No "over-boarding" - none of our current directors serve on the Board of more than one other publicly traded company
●	Majority of independent directors, entirely independent Audit, Compensation, and Nominating and Governance Committees	●	Shareholder engagement program to solicit feedback on governance and compensation programs
●	Robust Share Ownership Guidelines for executives and non-employee directors	●	Shareholder advisory vote on executive compensation held annually
●	Majority voting standard in uncontested elections of directors	●	Compensation Committee engages an independent compensation consultant
●	No super-majority voting requirements other than as required by Bermuda law	●	Clawback Policy
●	No shareholder rights plan ("poison pill")	●	Robust code of conduct that requires all employees and directors to adhere to high ethical standards
●	Annual risk assessment of compensation programs	●	Regular executive sessions of independent directors
●	No tax gross-ups on change of control	●	Anti-hedging policy (applicable to directors and all employees)
●	Board and Committee oversight of Enterprise Risk Management programs and processes	●	Equity incentive plan prohibits re-pricing of underwater stock options and stock appreciation rights ("SARs")
●	Annual Board and Committee performance evaluations are conducted	●	Executive officer contractual change in control payments are "double trigger"

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Business Highlights
Enstar is a multi-faceted insurance group that offers innovative capital release solutions and specialty underwriting capabilities through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe, Australia, and other international locations. Select highlights of our successful 2017 included:

Increased book value per share:
●	We increased fully diluted book value per share 10.8% from $143.68 in 2016 to $159.19 in 2017.
●	Since initiating our public listing process in 2006, our book value per share has increased by a 15.8% compound annual growth rate.

Significant growth through transactions:
●
We completed three major run-off transactions in 2017, and negotiated three other large transactions ultimately completed in early 2018. We acquired approximately $2.5 billion of new run-off business during 2017, and a further $1.5 billion thus far in 2018.

●	Total assets as of December 31, 2017 increased 5.8% to $13.6 billion, from $12.9 billion in 2016, with further increases in connection with 2018 transactions.

Increased net earnings by 17.6% to record high:
●	We posted net earnings of $311.5 million in 2017, up 17.6% from $264.8 million in 2016.
●	Our results were driven in large part by higher net investment income and net realized and unrealized gains in the year, due to an increase in average invested assets and the book yield we achieved.
●	Our non-life run-off segment earnings remained strong (contributing $343.8 million to net earnings in 2017).
●	Atrium and StarStone contributed $5.4 million and $2.8 million, respectively, to net earnings in 2017, reflecting the impact of the significant catastrophe losses in the third quarter.
●	Net losses from our other activities (which include our remaining life business and various other miscellaneous items) partially offset our earnings by $40.6 million.

Enstar Group Limited	vii	2018 Proxy Statement

Executive Compensation
Philosophy:
We are a rapidly growing company operating in an extremely competitive and changing industry. Our compensation program is based on these core principles:

Incentivize performance consistent with clearly defined corporate objectives
Align our executives’ long-term interests with those of our shareholders
Fairly compensate our executives
Retain and attract qualified executives who are able to contribute to our long-term success
2017 Performance Versus Peers:

*
Source: SNL Financial for peer company data. Peer group includes the companies selected as our peers by our Compensation Committee, as described in "Executive Compensation - Compensation Discussion and Analysis - Peer Group."

Key Compensation Decisions for 2017 Performance Year:
Our Compensation Committee made the key compensation decisions listed below.
Long-term Incentives - Granted long term equity incentive awards consisting of 75% performance share units ("PSUs") and 25% restricted share units ("RSUs") to the CEO, President and COO. The ultimate value of the PSUs is subject to the achievement by the Company of certain levels of growth in three-year fully diluted book value per share. These equity awards are intended to cover a three-year period, and no new equity awards will be granted to the recipients until the end of such period.
Reported Compensation - The full grant date fair value of these equity awards is reported as 2017 compensation in the Summary Compensation Table, although the executives will not receive value for the PSU portion of awards unless the financial metric is achieved at the end of 2019.
Annual Incentive Awards - Company financial performance component achieved at "target." Following a detailed review of each executive's performance, individual operational objectives were determined to meet "target" levels.
Executive Agreements - Entered into new employment contracts to secure the executive officer team, eliminated several legacy provisions such as automatic renewal and cost-of-living salary increase requirements, and added contractual clawback language.
Base Salaries - Base salaries for the CEO, President, CFO and COO were increased by 2% for 2017; for 2018, the CEO, President and COO base salaries have not been increased; our newly named CFO received an increase at the time of his appointment.
Share Ownership Guidelines - Adopted robust share ownership guidelines applicable to all executive officers and non-employee directors.

Enstar Group Limited	viii	2018 Proxy Statement

Shareholder Engagement:
In 2018, we continued our shareholder engagement efforts from prior years.

Results of 2017 Say-on-Pay: At last year's annual general meeting held on June 13, 2017, our shareholders approved the compensation of our executive officers with 90.4% of the total votes cast in favor of the proposal. While we aim to achieve higher approval results, our Board of Directors considers the results as indicative of a reasonable level of support for decisions and a recognition of the changes made to our compensation programs in the last two years.

Engagement with Large Shareholders: We sought feedback from our large shareholders and proxy advisory firms, speaking to the holders of approximately 40% of our outstanding voting shares, as described on page 35.

Enstar Group Limited	ix	2018 Proxy Statement

ENSTAR GROUP LIMITED
Windsor Place, 3rd Floor
22 Queen Street
Hamilton, Bermuda

PROXY STATEMENT
2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS
QUESTIONS AND ANSWERS

1.	Why am I receiving these proxy materials?
We have made these proxy materials available to you on the internet or, in some cases, have delivered printed copies of these proxy materials to you by mail in connection with the solicitation of proxies by the Board of Directors (the "Board") of Enstar Group Limited (the "Company") for use at the 2018 Annual General Meeting of Shareholders of the Company to be held on Wednesday, June 13, 2018 at 9:00 a.m. Atlantic time at our Company headquarters, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, Bermuda, and at any postponement or adjournment thereof. These proxy materials are first being sent or given to shareholders on April 27, 2018. You are invited to attend the Annual General Meeting and are requested to vote on the proposals described in this proxy statement.

2.	Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials via the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the "Notice") to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy are included in the Notice. In addition, shareholders may request proxy materials in printed form by mail or electronically by email on an ongoing basis.
We believe that providing access to our proxy materials via the internet will expedite shareholders’ receipt of materials, while lowering costs and reducing the environmental impact of our Annual General Meeting because we will print and mail fewer full sets of materials.

3.	What is included in these proxy materials?
These "proxy materials" include this proxy statement, our Annual Report to Shareholders for the year ended December 31, 2017 and, if you received printed copies of the proxy materials by mail, the proxy card. We have included the Annual Report for informational purposes and not as a means of soliciting your proxy.

4.	What matters are being voted on at the Annual General Meeting?
 Shareholders will vote on the following proposals at the Annual General Meeting:

1.	To elect four Class III Directors nominated by our Board of Directors to hold office until 2021.

2.	To hold an advisory vote to approve executive compensation.

3.
To ratify the appointment of KPMG Audit Limited ("KPMG") as our independent registered public accounting firm for 2018 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

4.	To act on the election of directors for our subsidiaries.

5.	To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

5.	What are the Board’s voting recommendations?
 The Board recommends that you vote your shares:

Enstar Group Limited	1	2018 Proxy Statement

1.	"FOR" the nominees to serve on our Board (Proposal No. 1).

2.	"FOR" advisory approval of the resolution on our executive compensation (Proposal No. 2).

3.
"FOR" the ratification of the appointment of KPMG as our independent registered public accounting firm for 2018 and the authorization of our Board, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm (Proposal No. 3).

4.	"FOR" each of the subsidiary director nominees (Proposal No. 4).

6.	How can I get electronic access to the proxy materials?
 The Notice includes instructions regarding how to:

1.	View on the internet our proxy materials for the Annual General Meeting; and

2.	Instruct us to send future proxy materials to you by email.
Our proxy materials are also available on our website under "Annual General Meeting Materials" at https://investor.enstargroup.com/annual-reports.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

7.	Who may vote at the Annual General Meeting?
Only holders of record of our voting ordinary shares as of the close of business on April 17, 2018 (the "record date") are entitled to notice of and to vote at the Annual General Meeting. Holders of our non-voting convertible common shares are welcome to attend the Annual General Meeting, but may not vote these shares at the meeting or any postponement or adjournment thereof. As used in this proxy statement, the term "ordinary shares" does not include our non-voting convertible common shares. As of the record date, there were 16,431,010 ordinary shares issued and outstanding and entitled to vote at the Annual General Meeting, which number includes 16,585 unvested restricted shares. Except as set forth in our bye-laws, each ordinary share entitles the holder thereof to one vote. In accordance with our bye-laws, certain shareholders whose shares would otherwise represent 9.5% or more of the voting power of our ordinary shares are entitled to less than one vote for each ordinary share held by them.

8.	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?
Shareholder of Record. If your shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of American Stock Transfer & Trust Company, our stock transfer agent, you are considered the shareholder of record with respect to those shares, and the Notice or, in some cases, the proxy materials, were sent directly to you. If you request printed copies of the proxy materials, you will also receive a proxy card.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar institution, then you are the beneficial owner of shares held in street name and the Notice was forwarded to you by that institution. The institution holding your account is considered the shareholder of record for purposes of voting at the Annual General Meeting. As a beneficial owner, you have the right to instruct that institution on how to vote the shares held in your account.

9.	What do I do if I received more than one Notice or proxy card?
If you receive more than one Notice or proxy card because you have multiple accounts, you should provide voting instructions for all accounts referenced to be sure all of your shares are voted.

Enstar Group Limited	2	2018 Proxy Statement

10.	How do I vote?
We hope that you will be able to attend the Annual General Meeting in person. Whether or not you expect to attend the Annual General Meeting in person, we urge you to vote your shares at your earliest convenience by one of the methods described below, so that your shares will be represented.
Shareholders of record can vote any one of four ways:

VIA THE INTERNET	You may vote by proxy via the internet by following the instructions provided in the Notice.
BY MAIL	If you received printed copies of the proxy materials, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.
BY TELEPHONE

You may vote by proxy by calling the telephone number found on the internet voting site or on the proxy card, if you received a printed copy of the proxy materials. However, if you plan to vote for subsidiary directors on an individual basis under Proposal No. 4, you can do so only via the internet, by mail, or in person.

IN PERSON

You, or a personal representative with an appropriate proxy, may vote by ballot at the Annual General Meeting. We will give you a ballot when you arrive. If you need directions to the Annual General Meeting, please call our offices at (441) 292-3645.

If you own shares in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting also will be offered to shareholders owning shares through most banks and brokers. If you own shares in street name and you wish to attend the Annual General Meeting to vote in person, you must obtain a legal proxy from the institution that holds your shares and attend the Annual General Meeting, or send a personal representative with the legal proxy, to vote by ballot. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy.

11.	What is the voting deadline if voting by internet or telephone?
 If you vote by internet or by telephone, you must transmit your vote by 11:59 p.m. Eastern time on June 12, 2018.

12.	How can I attend the Annual General Meeting?
You may attend the Annual General Meeting if you were an Enstar shareholder of record as of the close of business on April 17, 2018 or you hold a valid proxy for the Annual General Meeting. You should be prepared to present photo identification for admittance. If you are a shareholder of record, your name will be verified against the list of shareholders of record on the record date prior to your being admitted to the Annual General Meeting. If you are not a shareholder of record but hold shares through a broker, trustee or nominee, you should provide proof of beneficial ownership on the record date, such as a recent account statement showing your ownership, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.

13.	What is the quorum requirement for the Annual General Meeting?
 Two or more shareholders present in person or by proxy and entitled to vote at least a majority of the shares entitled to vote at the meeting constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the meeting. A broker non-vote occurs when a beneficial owner of shares held in street name does not provide voting instructions and, as a result, the institution that holds the shares is prohibited from voting those shares on certain proposals. Shares that are properly voted on the internet or by telephone or for which proxy cards are properly executed and returned, but lacking voting directions, will be counted toward the presence of a quorum.

Enstar Group Limited	3	2018 Proxy Statement

14.	How are proxies voted?
 Shares that are properly voted on the internet or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual General Meeting in accordance with the directions given or, in the absence of directions, in accordance with the Board’s recommendations as set forth in "What are the Board’s voting recommendations?" above. If any other business is brought before the meeting, proxies will be voted, to the extent permitted by applicable law, in accordance with the judgment of the persons voting the proxies.
The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, you may vote by proxy, meaning you authorize individuals named on the proxy to vote your shares. If you do not vote by proxy or in person at the Annual General Meeting, your shares will not be voted. If you own shares in street name, you may instruct the institution holding your shares on how to vote your shares. If you do not provide voting instructions, the institution may nevertheless vote your shares on your behalf with respect to the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for 2018, but not on any other matters being considered at the meeting.

15.	What are the voting requirements to approve each of the proposals?

Proposal		Voting Requirements	Effect of Abstentions	Effect of Broker Non-Votes
1.	Election of Directors	Affirmative Vote of Majority of Votes Cast	No effect on outcome	No effect on outcome
2.	Advisory approval of the Company’s executive compensation	Affirmative Vote of Majority of Votes Cast (to be approved on an advisory basis)	No effect on outcome	No effect on outcome
3.	Ratification of the appointment of KPMG as our independent registered public accounting firm for 2018 and to authorize the Board, acting through the Audit Committee, to approve its fees	Affirmative Vote of Majority of Votes Cast	No effect on outcome	Not applicable
4.	Election of Subsidiary Directors	Board will Cause our Corporate Representative or Proxy to Vote Subsidiary Shares in the Same Proportion as Votes Received	No effect on outcome	No effect on outcome
Each of the proposals to be voted on at the meeting is adopted by a majority of votes cast (as indicated in the table above), which means that a proposal must receive more votes "for" than votes "against" to be adopted.
For the director election in Proposal 1, each nominee must receive more votes "for" than votes "against" to have a seat on the Board. For the subsidiary directors in Proposal 4, our Board will cause our corporate representative or proxy to vote the shares we hold in these subsidiaries in the same proportion as the votes received at the meeting. Where we wholly own the subsidiary, each nominee must receive more votes "for" than votes "against" to have a seat on the subsidiary board. Voting thresholds will vary where we own less than 100% of a subsidiary's shares.
Abstentions and broker non-votes are not considered votes for the purposes of any of the above listed proposals, and therefore have no effect on the election of the director nominees or the adoption of any of the other proposals.

16.	Can I change my vote after I have voted?
 You may revoke your proxy and change your vote at any time before the final vote at the Annual General Meeting. You may vote again on a later date via the internet or by telephone (in which case only your latest internet or telephone proxy submitted prior to 11:59 p.m. Eastern time on June 12, 2018 will be counted), by filling out and returning a new proxy card bearing a later date, or by attending the Annual General Meeting and voting in person. However, your attendance at the Annual General Meeting will not automatically revoke your proxy unless you vote again at the Annual General Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to the Annual General Meeting to our Corporate Secretary at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX Bermuda.

Enstar Group Limited	4	2018 Proxy Statement

17.	Who is paying for the cost of this proxy solicitation?
 We will bear the cost of preparing and soliciting proxies, including the reasonable charges and expenses of brokerage firms or other nominees for forwarding proxy materials to the beneficial owners of our ordinary shares. In addition to solicitation by mail, certain of our directors, officers and employees may solicit proxies personally or by telephone or other electronic means without extra compensation, other than reimbursement for actual expenses incurred in connection with the solicitation.

Enstar Group Limited	5	2018 Proxy Statement

CORPORATE GOVERNANCE
Board of Directors
Our Board is divided into three classes designated Class I, Class II and Class III. The term of office for each of our Class III directors expires at this year’s Annual General Meeting; the term of office for each of our Class I directors expires at our annual general meeting in 2019; and the term of office for each of our Class II directors expires at our annual general meeting in 2020. At each annual general meeting, the successors of the class of directors whose term expires at that meeting will be elected to hold office for a term expiring at the annual general meeting to be held in the third year following the year of their election.
The Board believes that all of its directors have demonstrated professional integrity, ability and judgment, as well as leadership and strategic management abilities, and have each performed exceptionally well in their respective time served as directors. Several of our current directors have served as directors of the Company for a number of years, and during this time, we have experienced significant growth and success.
In recent years we have enhanced and refreshed our Board and our newer directors have made significant contributions, drawing on backgrounds that are highly complementary to our growing Company. In early 2017, we added Jie Liu of Hillhouse Capital Management Ltd. ("Hillhouse Capital") to the Board, to fill a vacancy. During 2015, we added five independent directors: B. Frederick (Rick) Becker, Hitesh R. Patel, Poul A. Winslow, Hans-Peter Gerhardt, and Sandra L. Boss.
Particular attributes that are significant to each individual director’s selection to serve on the Board are described below.
Nominees

SANDRA L. BOSS
Director Since: 2015 Age: 51 Class: III Enstar Committees: Risk (Chair), Compensation, Nominating and Governance UK resident; Dual US / UK citizen
Biographical Information: Sandra Boss has served since September 2014 as an external member of the Bank of England’s Prudential Regulation Committee, which is responsible for the prudential regulation of banks, insurers, building societies, credit unions and major investment firms authorized in the United Kingdom. She is also an external member and Risk Committee Chair of the Bank’s RTGS/CHAPS Board, which oversees the United Kingdom’s high value payment system. From 2005 to 2014, Ms. Boss was a Senior Partner with McKinsey & Company, a global management consulting firm, where she held a number of senior management positions in both the United States and the United Kingdom and served as a strategic advisor to global banks and investment banks as well as to a number of public sector institutions and industry bodies on financial services policy and financial markets structure.

Certain Other Directorships: Ms. Boss has served as a non-executive director of Elementis plc, a FTSE 250 specialty chemicals company, since February 2017.
Skills and Qualifications: Regulatory experience, financial acumen, strategic management expertise
Ms. Boss brings to our Board her financial acumen, global experience in prudential regulation of financial institutions, and strategy development and oversight abilities gained from years of consulting at a highly respected, international firm. These skills are very useful to our Board as it sets strategy and oversees performance. Ms. Boss provides a unique perspective on our industry and regulatory environment, and also has a keen understanding of the financial markets in which we operate. As Chair of the Risk Committee, she draws on her experience and leads the committee in enhancing our oversight of enterprise risk.

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HANS-PETER GERHARDT
Director Since: 2015 Age: 62 Class: III Swiss resident; German citizen
Biographical Information: Hans-Peter Gerhardt served as the Chief Executive Officer of Asia Capital Reinsurance Group from October 2015 through June 2017. He has served continuously in the reinsurance industry since 1981. He is the former Chief Executive Officer of PARIS RE Holdings Limited, serving in that position from the company’s initial formation in 2006 through the completion of its merger into Partner Re Ltd. in June 2010. He previously served as the Chief Executive Officer of AXA Re from 2003 to 2006, also serving as Chairman of AXA Liabilities Managers, the AXA Group’s run-off operation, during that time.

Certain Other Directorships: Mr. Gerhardt also serves as a non-executive director of Asia Capital Reinsurance Group and as a non-executive director of Tokio Marine Kiln, Tokio Millennium Re and African Risk Capacity (all privately held). He previously served as an independent director of Brit Insurance Holdings PLC until the company’s acquisition by Fairfax Financial Holdings in 2015.

Skills and Qualifications: Underwriting expertise; proven industry veteran
Mr. Gerhardt brings decades of underwriting expertise to our Board, which is important to us as we run our active underwriting businesses, Atrium and StarStone. He is a proven industry veteran, with significant leadership experience, including several successful tenures in CEO roles.

DOMINIC F. SILVESTER
Director Since: 2001 Age: 57 Class: III Enstar Officer Title: Chief Executive Officer UK resident; UK citizen
Biographical Information: Dominic Silvester has served as a director and the Chief Executive Officer of the Company since its formation in 2001. In 1993, Mr. Silvester began a business venture in Bermuda to provide run-off services to the insurance and reinsurance industry. In 1995, the business was assumed by Enstar Limited, which is now a subsidiary of the Company, and for which Mr. Silvester has since then served as Chief Executive Officer. Prior to co-founding the Company, Mr. Silvester served as the Chief Financial Officer of Anchor Underwriting Managers Limited from 1988 until 1993.

Skills and Qualifications: Company leader; industry expertise; corporate strategy
As a co-founder and CEO of the Company, Mr. Silvester contributes to the Board his intimate knowledge of the Company and the run-off industry. He is well known in the industry and is primarily responsible for identifying and developing our business strategies and acquisition opportunities on a worldwide basis. Mr. Silvester has served as our CEO since the Company’s inception, demonstrating his proven ability to manage and grow the business.

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POUL A. WINSLOW
Director Since: 2015 Age: 52 Class: III Enstar Committees: Compensation, Investment Canadian resident; Danish citizen
Biographical Information: Poul Winslow has been a Managing Director of Canada Pension Plan Investment Board ("CPPIB") since 2009. Mr. Winslow also serves as Head of External Portfolio Management and Head of Thematic Investing for CPPIB, roles he has held since 2009 and 2014, respectively. Prior to joining CPPIB, Mr. Winslow had several senior management and investment roles at Nordea Investment Management in Denmark, Sweden and the United States. He also served as the Chief Investment Officer of Andra AP-Fonden (AP2) in Sweden.

Certain Other Directorships: Mr. Winslow serves as a director for the Standards Board for Alternative Investments, a standard setting body for the hedge fund industry, and Viking Cruises Ltd, a private company.

Skills and Qualifications: Investment expertise; compensation and governance experience
Mr. Winslow brings significant investment expertise to our Board gained from his years in senior investment roles, which is highly valuable to our Investment Committee as it oversees our investment strategies and portfolios. His experiences at CPPIB, including exposure to compensation and governance policies, are valuable in his role on our Compensation Committee.

Continuing Directors

ROBERT J. CAMPBELL
Director Since: 2007 Age: 69 Class: I Enstar Committees: Audit (Chair), Compensation, Investment (Chair), Nominating and Governance US resident; US citizen
Biographical Information: Robert Campbell was appointed as the independent Chairman of the Board in November 2011. Mr. Campbell has been a Partner with the investment advisory firm of Beck, Mack & Oliver, LLC since 1990.

Certain Other Directorships: Mr. Campbell is a director and chairman of the audit committee of AgroFresh Solutions, Inc. (formerly Boulevard Acquisition Corp.), a publicly traded global agricultural technologies company. From 2015 through 2017, he was also a director of Boulevard Acquisition Corp. II, a blank check company that completed its initial public offering in September 2015. He previously served as a director of Camden National Corporation, a publicly traded company, from 1999 to 2014.

Skills and Qualifications: Financial, accounting, and investment expertise; leadership skills
Mr. Campbell brings to the Board his extensive understanding of finance and accounting, which he obtained through over 40 years of analyzing financial services companies and which is very valuable in his role as chairman of our Audit Committee. In addition, Mr. Campbell’s investment management expertise makes him a key member of our Investment Committee, of which he serves as chairman. Mr. Campbell continues to spend considerable time and energy in his role, which is significant to the leadership and function of our Board.

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B. FREDERICK (RICK) BECKER
Director Since: 2015 Age: 71 Class: II Enstar Committees: Audit, Compensation (Chair), Nominating and Governance (Chair) US resident; US citizen
Biographical Information: Rick Becker is the Chairman of Clarity Group, Inc., a US national healthcare professional liability and risk management organization, which he co-founded over 15 years ago. Prior to co-founding Clarity Group, Inc., he served as Chairman and Chief Executive Officer of MMI Companies, Inc. from 1985 until its sale to The St. Paul Companies in 2000. Mr. Becker has previously served as President and CEO of Ideal Mutual and McDonough Caperton Employee Benefits, Inc., and also served as State Compensation Commissioner for the State of West Virginia.

Certain Other Directorships: Mr. Becker currently serves as a director of private companies West Virginia Mutual Insurance Company, Barton and Associates, Inc., and Dorada Holdings Ltd. (Bermuda).
Skills and Qualifications: Compensation, governance, and risk management experience; industry knowledge
Mr. Becker has over 35 years of experience within the insurance and healthcare industries. The Board also values Mr. Becker’s corporate governance experience, which he has gained from serving on many other boards over the years. In addition, his previous work on compensation matters makes him well-suited to serve as Chairman of our Compensation Committee. He has an extensive background in risk management, which enhances our risk oversight and monitoring capabilities.

JAMES D. CAREY
Director Since: 2013 Age: 51 Class: II Enstar Committees: Investment US resident; US citizen
Biographical Information: James Carey is a senior principal of Stone Point Capital LLC, a private equity firm based in Greenwich, Connecticut. Stone Point Capital serves as the manager of the Trident Funds, which invest exclusively in the global financial services industry. Mr. Carey has been with Stone Point Capital and its predecessor entities since 1997. He previously served as a director of the Company from its formation in 2001 until the Company became publicly traded in 2007. Mr. Carey rejoined the Board in 2013.

Certain Other Directorships: Mr. Carey currently serves on certain private company boards of the portfolio companies of the Trident Funds, including Alliant Insurance Services Inc., Amherst Pierpont Securities LLC, Citco III Limited, Eagle Point Credit Management LLC, Kestra Financial Holdings GP LLC, Privilege Underwriters, Inc. and Sedgwick Claims Management Services, Inc. He previously served as non-executive Chairman of PARIS RE Holdings Limited and as a director of Alterra Capital Holdings Limited (until 2013), Cunningham Lindsay Group Limited and Lockton International Holdings Limited. Mr. Carey also serves as a director of StarStone Insurance Holdings Limited and the holding companies that we and Trident established in connection with the Atrium/Arden and StarStone co-investment transactions.

Skills and Qualifications: Investment expertise; industry knowledge; significant acquisition experience
Having worked in the private equity business for 20 years, Mr. Carey brings to our Board an extensive background and expertise in the insurance and financial services industries. His in-depth knowledge of investments and investment strategies is significant in his role on our Investment Committee. We also value his contributions as an experienced director in the insurance industry as well as his extensive knowledge of the Company.

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HITESH R. PATEL
Director Since: 2015 Age: 57 Class: II Enstar Committees: Audit, Nominating and Governance, Risk UK resident; UK citizen
Biographical Information: Hitesh Patel served as Chief Executive Officer of Lucida, plc, a UK life insurance company, from 2012 to 2013, and prior to that as its Finance Director and Chief Investment Officer since 2007. Mr. Patel has over 30 years of experience working in the insurance industry, having served in the United Kingdom as KPMG LLP's Lead Partner on Insurance Accounting and Regulatory Services from 2000 to 2007. He originally joined KPMG in 1982 and trained as an auditor.

Certain Other Directorships: Mr. Patel serves as a non-executive director at Aviva Life Holdings UK Ltd and Aviva Insurance Limited (subsidiaries of Aviva plc) and as Chairman of its Audit Committee and member of the Risk and Investment Committees. He is the Independent Non-Executive Chairman of Capital Home Loans Limited, a privately held buy-to-let mortgage provider and also a non-executive director of Landmark Mortgages Limited. Mr. Patel chairs the Audit Committee and is a member of the Risk Committee and Nomination and Remuneration Committee for Capital Home Loans and Landmark Mortgages Limited. He has served as the Chair of the Insurance Committee of the Institute of Chartered Accountants of England and Wales since 2012.

Skills and Qualifications: Accounting expertise; regulatory and governance skills; industry experience
Mr. Patel brings significant accounting expertise to our Board, obtained from over two decades of auditing and advising insurance companies on accounting and regulatory issues, which is highly valuable to our Audit Committee. His experience with insurance regulations and the regulatory environment is also a key attribute because our company is regulated in many jurisdictions around the world. As a former industry CEO, he also has significant knowledge of corporate governance matters and practices, which is valuable to our Board and the Nominating and Governance Committee.

JIE LIU
Director Since: 2017 Age: 39 Class: I Enstar Committees: Investment Hong Kong resident; Canadian citizen
Biographical Information: Jie Liu is a Managing Director at Hillhouse Capital. Prior to joining Hillhouse Capital in 2015, Mr. Liu spent more than 10 years in the financial services industry in North America. From 2010 to 2015, he was Head of Credit and a Senior Portfolio Manager at Sentry Investments, a leading Canadian asset manager. Before that, he worked at RBC Capital Markets and Standard & Poor’s. Mr. Liu obtained his M.A. in Economics from the University of Toronto and M.Sc. in Finance from the University of New Brunswick. He is also a CFA charterholder.

Skills and Qualifications: Investment management industry knowledge and relationships; financial expertise
Mr. Liu brings to our Board his extensive knowledge of global investment markets and the investment management industry, as well as finance skills and a global perspective that we consider highly valuable to our Board’s oversight of our investment portfolios, international operations, and growth opportunities.

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PAUL J. O’SHEA
Director Since: 2001 Age: 60 Class: I Enstar Officer Title: President Bermuda resident; Irish citizen
Biographical Information: Paul O’Shea was appointed as President of the Company in December 2016, when he was also named Executive Chairman of StarStone. He previously served as Executive Vice President and Joint Chief Operating Officer of the Company since our formation in 2001, and has also been a director throughout this time. He leads our mergers and acquisitions operations, including overseeing our transaction sourcing, due diligence, and negotiations processes. In 1994, Mr. O’Shea joined Dominic F. Silvester in the run-off business venture in Bermuda, and he served as a director and Executive Vice President of Enstar Limited, which is now a subsidiary of the Company, from 1995 until 2001. Prior to co-founding the Company, he served as the Executive Vice President, Chief Operating Officer and a director of Belvedere Group/Caliban Group from 1985 until 1994.

Skills and Qualifications: Company leader; long track record of successful acquisitions; industry expertise
Mr. O’Shea is a qualified chartered accountant who has spent more than 30 years in the insurance and reinsurance industry, including many years in senior management roles. As a co-founder of the Company, Mr. O’Shea has intimate knowledge and expertise regarding the Company and our industry. He has been instrumental in sourcing, negotiating and completing numerous significant transactions since our formation.

Directorship Arrangements
On June 3, 2015, CPPIB purchased shares from the First Reserve partnerships ("First Reserve") representing 9.3% of our voting shares and a 9.9% economic interest. In connection with the 2015 transaction: (i) First Reserve's shareholder rights terminated and (ii) we and CPPIB entered into a new Shareholder Rights Agreement granting CPPIB contractual shareholder rights that are substantially similar to those rights previously held by First Reserve, including the right to designate one representative to our Board. CPPIB designated Poul A. Winslow as a director of the Company, and he was appointed in September 2015. The designation right terminates if CPPIB ceases to beneficially own at least 75% of the total number of voting and non-voting shares acquired by it from First Reserve. CPPIB has subsequently acquired additional shares, and its current direct and indirect holdings constitute an economic interest of approximately 19.8%.
Independence of Directors
Our Board currently consists of ten directors, of which eight are non-management directors, and six are independent. Nasdaq listing standards require that a majority of our directors be independent. For a director to be considered independent, the Board must determine that the director meets the definition of independence included in Nasdaq Marketplace Rule 5605(a)(2). This requires a determination that the director does not have any direct or indirect material relationship with us either directly or as a partner, owner, or executive officer of an organization that has a relationship with us. Our Board makes these determinations primarily based on a review of the responses of the directors to questions regarding employment and compensation history, family relationships and affiliations, discussions with the directors, and any other known relevant facts and circumstances.
The Board determined that the following six directors are independent as defined by Nasdaq Marketplace Rule 5605(a)(2):

•	Robert Campbell

•	Rick Becker

•	Sandra Boss

•	Hans-Peter Gerhardt

•	Hitesh Patel

•	Poul Winslow
For details about certain relationships and transactions among us and our executive officers and directors, see "Certain Relationships and Related Transactions." Our Board, in making its independence determinations, considered the relationships noted in that section with respect to CPPIB (for Mr. Winslow), which has an ownership interest in Wilton Re Ltd. ("Wilton Re"). Although Mr. Winslow is an employee of CPPIB and serves as its designated representative, he does not have a material direct or indirect interest in any of the reported transactions. Mr. Winslow had no involvement in the sale of life settlements businesses to us by Wilton Re, which was completed before CPPIB invested in us, nor

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in the reinsurance we have with Continental Assurance Company, where our reinsurance recoverable existed prior to Wilton Re's acquisition of this company.
In determining Ms. Boss' independence, the Board considered that Ms. Boss serves as an External Member of the Prudential Regulation Committee of the Bank of England ("PRC"), which regulates our UK insurance subsidiaries, including our Lloyd's operations. To avoid any potential conflicts, she has enacted broad recusals with the PRC so that she does not participate in non-life company matters or insurance policy matters (our only PRC-regulated companies are non-life companies). The Board reviewed these matters and is satisfied that the recusals are effective in addressing any potential issues. The Board also considered Ms. Boss' husband's partnership interest in Sainty Hird, an executive recruiting firm that provided professional services to us during 2017 in the amount of £15,000 (approximately $20,254) in fees, which constituted less than 1% of the firm's annual consolidated gross revenue. The Board determined that Ms. Boss' husband's indirect interest was de minimis and would not impair her ability to exercise independent judgment or challenge management in her role as a director or committee member.
Board Leadership Structure
The Company has separated the positions of Chairman of the Board and Chief Executive Officer. Robert J. Campbell, an independent director, has served as Chairman since 2011. The Board believes that separating the roles of Chairman and CEO and having Mr. Campbell serve as Chairman is the most effective leadership structure for us at this time.
The Board believes Mr. Campbell is well suited to assist with the execution of strategy and business plans, to play a prominent role in setting the Board’s agenda, to act as the liaison between the Board and our senior management, and to preside at Board and shareholder meetings.
The Board believes that our corporate governance structure appropriately satisfies the need for objectivity, and includes several effective oversight means, such as:

●	the roles of Chairman and CEO are separated;
●	the Chairman is an independent director;
●	a majority of our directors are independent;
●	before or after regularly scheduled Board meetings, the independent directors meet in executive session to review, among other things, the performance of our executive officers; and
●	the Audit, Compensation and Nominating and Governance committees of the Board consist solely of independent directors who perform key functions, such as:
	-	overseeing the integrity and quality of our financial statements and internal controls;
	-	establishing senior executive compensation;
	-	reviewing director candidates and making recommendations for director nominations; and
	-	overseeing our corporate governance structure and practices.
The Board recognizes, however, that no single leadership model is right for all companies at all times and that, depending on the circumstances in the future, other leadership models might be appropriate for us.
Board Committees
The Board has an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, a Risk Committee, and an Investment Committee. In 2017, the Board established the Risk Committee to replace the Underwriting and Risk Committee. Each of our committees operates under a written charter that has been approved by the Board. Each Committee reviews its charter annually, and recommends any proposed changes to the Board. Current copies of the charters for all of our committees are available on our website at http://www.enstargroup.com/corporate-governance. In addition, any shareholder may receive copies of these documents in print, without charge, by contacting the Corporate Secretary at P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda.
Our Board of Directors met a total of five times during the year ended December 31, 2017.
The primary responsibilities of each of our committees, as well as the current composition of our committees and the number of committee meetings held during 2017, are described below.

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Audit Committee
The primary responsibilities of our Audit Committee include:
•    overseeing our accounting and financial reporting process, including our internal controls over financial reporting;
•    overseeing the quality and integrity of our financial statements;
•    reviewing the qualifications and independence of our independent auditor;
•    reviewing the performance of our internal audit function and independent auditor;
•    reviewing related party transactions;
•    overseeing our compliance with legal and regulatory requirements;
•    appointing and retaining our independent auditors;
•    pre-approving compensation, fees and services of the independent auditors and reviewing the scope and results of their audit; and
•    periodically reviewing our risk exposures and the adequacy of our controls over such exposures.
Each member of the Audit Committee is a non-management director and is independent as defined in Nasdaq Marketplace Rule 5605(a)(2) and under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Our Board has determined that Messrs. Campbell, Becker, and Patel qualify as audit committee financial experts pursuant to the definition set forth in Item 407(d)(5)(ii) of Regulation S-K, as adopted by the SEC.
Committee Members: Robert Campbell (Chair) Rick Becker Hitesh Patel
Number of Meetings in 2017: 6

Compensation Committee
The primary responsibilities of our Compensation Committee include:

•     determining the compensation of our executive officers;

•     establishing our compensation philosophy;

•     overseeing the development and implementation of our compensation programs, including our incentive plans and equity plans;

•     overseeing the risks associated with the design and operation of our compensation programs, policies and practices; and

•     periodically reviewing the compensation of our directors and making recommendations to our Board with respect thereto.

Each member of the Compensation Committee is a non-management director, is independent as defined in Nasdaq Marketplace Rule 5605(a)(2), and meets the enhanced independence standards applicable to compensation committee members in Nasdaq Marketplace Rule 5605(d)(2) and the Exchange Act. Additional information on the Compensation Committee and the role of management in setting compensation is provided below in "Executive Compensation - Compensation Discussion and Analysis."
Committee Members: Rick Becker (Chair) Sandra Boss Robert Campbell Poul Winslow
Number of Meetings in 2017: 5

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Nominating and Governance Committee
The primary responsibilities of our Nominating and Governance Committee include:
•     identifying individuals qualified to become directors and reviewing any candidates proposed by directors, management or shareholders;
•     recommending committee appointments to the Board;
•     recommending the annual director nominees to the Board and the shareholders;
•     establishing director qualification criteria;
•     supporting the succession planning process; and
•     advising the Board with respect to corporate governance-related matters.
Each member of the Nominating and Governance Committee is a non-management director and is independent as defined in Nasdaq Marketplace Rule 5605(a)(2).
Committee Members: Rick Becker (Chair) Sandra Boss Robert Campbell Hitesh Patel
Number of Meetings in 2017: 3

Risk Committee
The primary responsibilities of our Risk Committee include:
•     assisting the Board in overseeing the integrity and effectiveness of the Company's enterprise risk management framework;
•     reviewing and evaluating the risks to which we are exposed, as well as monitoring and overseeing the guidelines and policies that govern the processes by which we identify, assess, and manage our exposure to risk;
•     reviewing and monitoring our overall risk strategy and Board-approved risk appetite and overseeing any significant mitigating actions required;
•     reviewing the Company’s forward-looking risk and solvency assessment and general capital management;
• periodically reviewing and approving the level of risk assumed in underwriting, investment and operational activities; and
• reviewing and monitoring the potential impact of emerging risks.
Ms. Boss and Mr. Patel are non-management directors, and both are independent as defined in Nasdaq Marketplace Rule 5605(a)(2).
*Walker Rainey is a non-executive director of our subsidiary StarStone Specialty Holdings Limited, and serves as chair of its Underwriting and Risk Committee.
*Orla Gregory is the Company's Chief Operating Officer. The Board has included Ms. Gregory on the Risk Committee because of her strategic and operational involvement with the Chief Risk Officer and as the Chair of the Company's Management Risk Committee.
Committee Members: Sandra Boss (Chair) Hitesh Patel Walker Rainey* Orla Gregory*
Number of Meetings in 2017: 3

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Investment Committee
The primary responsibilities of our Investment Committee include:

•     determining our investment strategy;

•     developing and reviewing our investment guidelines and overseeing compliance with these guidelines and various regulatory requirements and any applicable loan covenants;

•     overseeing our investments, including approval of investment transactions;

•     overseeing the selection, retention and evaluation of outside investment managers;
•     overseeing investment-related risks, including those related to the Company’s cash and investment portfolios and investment strategies; and

•     reviewing and monitoring the Company’s investment performance quarterly and annually against plan and external benchmarks agreed from time to time.

Four members of the Investment Committee (Messrs. Campbell, Carey, Winslow, and Liu) are non-management directors, and two members (Messrs. Campbell and Winslow) are independent under Nasdaq Marketplace Rule 5605(a)(2).
*Orla Gregory is the Company's Chief Operating Officer. The Board has included Ms. Gregory on the Investment Committee because it believes her strategic and operational involvement with the Chief Investment Officer and Enstar investment team provides a significant benefit to the functioning of the committee.
Committee Members: Robert Campbell (Chair) James Carey Poul Winslow Jie Liu Orla Gregory*
Number of Meetings in 2017: 4

Executive Committee
The primary responsibility of our Executive Committee is to exercise the power and authority of the Board when the entire Board is not available to meet, except that the Executive Committee may not authorize the following:

•     the issuance of equity securities of the Company;

•     the merger, amalgamation, or other change in control transaction of the Company;

•     the sale of all or substantially all of the assets of the Company;

•     the liquidation or dissolution of the Company;

•     any transaction that, in the aggregate, exceeds 10% of the Company’s total assets;

•     any action that requires approval of the entire Board by the Company’s Memorandum of Association or the Company’s Bye-laws; or

•     any action prescribed by applicable law, rule or regulation, including but not limited to those prescribed by listing rules or SEC regulations (such as those powers granted to the Compensation, Audit, and Nominating and Governance Committees and requiring independent director decisions).

* It is not unexpected for the Executive Committee to hold no meetings in a given year, as it is only used in situations where the full Board cannot reasonably be convened.
Committee Members: Robert Campbell (Chair) Sandra Boss Dominic Silvester Poul Winslow
Number of Meetings in 2017: 0*
Attendance at Meetings
We expect our directors to attend all meetings of our Board, all meetings of all committees of the Board on which they serve and each annual general meeting of shareholders, absent extraordinary circumstances.

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In 2017, during the time they were serving, all of the directors attended at least 75% of the meetings of the Board and the committees of the Board on which the director served.
All directors then serving attended the 2017 annual general meeting of shareholders. In addition, in 2017, our independent directors met each quarter in executive sessions without management.
Board Oversight of Risk Management
Risk assumption is inherent in our business, and appropriately setting risk appetite and executing our business strategies accordingly is key to our successful performance. Effective risk oversight is an important priority for the Board, which has placed strong emphasis on ensuring that we have a robust risk management framework to identify, measure, manage, monitor, and report risks that may affect the achievement of our strategic, operational and financial objectives. The overall objective of our enterprise risk management ("ERM") framework is to support good risk governance while facilitating the achievement of business objectives. Our ERM framework also contributes to an effective business strategy, efficiency in operations and processes, strong financial performance, reliable financial reporting, regulatory compliance, a good reputation with key stakeholders, business continuity planning, and capital planning. Our Board and its committees have risk oversight responsibility and play an active role in overseeing management of the risks we face.
In 2017, the Board replaced the Underwriting and Risk Committee with a dedicated Risk Committee to streamline board-level risk oversight. The underwriting strategy oversight responsibilities of the Underwriting and Risk Committee were delegated to the management members that regularly report to the full Board. Each of our active underwriting businesses (StarStone and Atrium) has dedicated underwriting and risk committees that monitor underwriting activities and risk taking in line with subsidiary board-approved risk appetites (which are aligned to the Company's risk appetite). These committees provide regular reporting to the Risk Committee.
While all of the Board's committees play a role in risk management, the Risk Committee, reporting to the full Board, oversees our enterprise risk. Our ERM framework consists of numerous processes and controls that have been designed by management, with oversight by our Board and its committees, and implemented by employees across our organization.
The Board and its committees receive management information from the management relating to performance against strategy and regularly review information regarding, among other things, acquisitions, active underwriting, loss reserves, credit, liquidity, investments, operations, and information security, and the risks associated with each. Our Risk Committee assists the Board in overseeing the integrity and effectiveness of our ERM framework, including by reviewing and evaluating the risks to which we are exposed, as well as monitoring and overseeing the guidelines and policies that govern the processes by which we identify, assess and manage our exposure to risk.
Management is responsible for the day-to-day operation of the Company’s risk management function, including identifying, monitoring, prioritizing, and addressing risks. And our ERM governance structure is supported by a management risk committee that reports to our Board's Risk Committee. In addition, the Company's Chief Risk Officer attends Board, Risk Committee, Audit Committee, and Investment Committee meetings.
Our Risk Committee was active in its inaugural year, in which it oversaw major changes to our ERM reporting and framework, developed a new risk appetite framework, re-designed the management risk committee, assessed the third quarter catastrophe events with the underwriters, actuaries, and risk management teams, and considered revisions to our risk, capital management and modeling functions. The Risk Committee regularly meets with members of management to evaluate the material risks we face, including the leaders of our investments, underwriting, capital management, actuarial, tax, and regulatory/compliance areas.
For more information on our ERM framework and risk profile, refer to "Item. 1 Business - Enterprise Risk Management" of our Annual Report on Form 10-K for the year ended December 31, 2017.

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 Our committees support the Board’s oversight of risk management in the following ways:

Committee		Risk Management Responsibilities
Risk Committee	•	Assists the Board in overseeing the integrity and effectiveness of the Company's ERM framework
	•	Reviews and evaluates the risks to which the Company is exposed
	•	Monitors the guidelines and policies that govern the process by which the Company identifies, assesses, and manages its exposure to risk
	•	Reviews reinsurance programs and practices to ensure consistency with the Company's business plan and aggregate written exposures
	•	Reviews our overall risk appetite with input from management
Audit Committee	•	Oversees the Company's internal controls over financial reporting
•
Receives direct reports on internal controls from the Company’s Internal Audit leadership, who meets with the committee on a quarterly basis and maintains an open dialogue with the Audit Committee Chairman

	•	Reviews information security matters and makes recommendations to the Board
	•	Receives direct reports on ERM at least annually
Compensation Committee	•
Oversees risks relating to the Company's compensation programs and plans (as more fully described in "Executive Compensation - Compensation Discussion and Analysis - Compensation Risk Assessment" on page 48)

•
Conducts an annual risk assessment of our compensation programs to ensure they are properly aligned with Company performance and do not provide incentives for employees to take inappropriate or excessive risks

Nominating and Governance Committee	•	Oversees risks relating to corporate governance matters, including with respect to reviewing Board and Committee composition and the Company’s relations with shareholders
	•	Oversees and supports the Board in management succession planning
Investment Committee	•	Regularly evaluates and tests the Company's investment portfolio and investment strategies under various stress scenarios
	•	Oversees compliance with investment guidelines, which assist the Company in monitoring the Company's investment-related risks
	•	Monitors and evaluates the Company's internal investment management department and external investment managers

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Director Nominations, Qualifications and Recommendations
When identifying and evaluating director nominees, our Nominating and Governance Committee considers the nominees’ personal and professional integrity, judgment, ability to represent the interests of the shareholders, and knowledge regarding insurance, reinsurance and investment matters, as well as other factors discussed below. The Nominating and Governance Committee has primarily identified candidates through its periodic solicitation of recommendations from members of the Board and individuals known to the Board, use of third-party search firms retained by the Nominating and Governance Committee, and shareholders. However, in certain private placement or acquisition-related transactions, parties have obtained the right to designate a board representative.
Following the resignation of the director representative from Goldman Sachs in late 2016, the Board appointed Jie Liu in February 2017, a Managing Director of Hillhouse Capital, to fill the vacancy. Several directors had opportunities to meet with Mr. Liu prior to his nomination to serve as a director. The Board determined that Mr. Liu, who has significant investment and finance expertise stemming from his role at Hillhouse Capital, was a natural fit to fill the vacancy on the Board given his investment expertise. In 2015, we added five independent directors to the Board, which benefited the quality, diversity, and function of the Board as a whole.
Each year, the Board and each committee conduct performance evaluations, which include consideration of whether we have the collective skill sets necessary to effectively oversee the Company's affairs. If the Board identifies areas where a director or directors with additional expertise would enhance the composition of the Board, the Nominating and Governance Committee will lead our efforts to identify suitable candidates. The Nominating and Governance Committee may use third-party search firms and consider suggestions from Board members familiar with potential candidates who may be available in the market. Once a candidate is identified, the Nominating and Governance Committee undertakes an evaluation process.
The evaluation of new director candidates involves several steps, not necessarily taken in any particular order. The Nominating and Governance Committee reviews and verifies the candidate's qualifications and background information and evaluates the candidate's attributes relative to the identified needs of the Board. If the Nominating and Governance Committee wishes to pursue a candidate further, it arranges candidate interviews with committee members and other directors. After assessing feedback, the Nominating and Governance Committee presents each nominated candidate to the Board for consideration.
For incumbent directors, the Nominating and Governance Committee reviews each director’s overall service to the Company during the director’s term, including the director’s level of participation and quality of performance. The Nominating and Governance Committee considered and nominated the candidates proposed for election as directors at the Annual General Meeting, with the Board unanimously agreeing on the nominees.
While the Board is currently satisfied with the collective skillset of the directors, the directors have noted that additional information technology experience would enhance the Board's oversight and involvement in the Company's strategic information technology initiatives and oversight of cybersecurity risk, especially in light of the recent focus on technology and data-driven changes in the insurance industry. Accordingly, we expect to look for these attributes in the event that we identify a director nominee in the future.
Director Qualifications
We seek to identify candidates who represent a mix of backgrounds and experiences that will improve the Board’s ability, as a whole, to serve our needs and the interests of our shareholders. While we do not have a formal diversity policy for selection of directors, we consider diversity broadly to include not only traditional notions of diversity, such as gender, ethnicity, and nationality, but also differences in professional experience, individual attributes and skill sets, perspective, knowledge and expertise in substantive matters pertaining to our business and industry.
Our Board has identified several categories of primary skills and/or experience that we look for in our directors. The Board reviews these categories from time to time, alongside its consideration of whether there are new areas that would benefit it in executing its oversight duties. These include:

•	extensive insurance industry experience - including in executive, director, or other leadership roles at major insurance institutions

•	risk management - in terms of establishing risk appetite levels and risk management processes for our operations, acquisitions, and investment portfolios

•	finance and accounting - including developing and understanding our finance and capital management needs in line with our Company strategies, as well as financial reporting and audit-related expertise

Enstar Group Limited	18	2018 Proxy Statement

•	investment - expertise related to assessing our investment portfolios and determining our investment strategy in line with our risk appetite

•	strategy - challenging management on setting and/or adjusting business strategies, including acquisitions, divestitures, operations, and investments

•	corporate governance - including understanding, developing, and championing governance procedures and protections that drive Board and management accountability and protection of shareholder interests

•
regulatory and government - a deep understanding of the highly regulated environment in which we operate, and the ever-changing regulations and requirements that govern our operations and shape our future strategies

Given the complex nature of our business and the insurance and reinsurance industry, we seek to include directors whose experiences, although varying and diverse, are also complementary to and demonstrate a familiarity with the substantive matters necessary to lead the
Company and navigate our insurance businesses.

Board Skills Summary
The chart below highlights several categories of skills for our directors, and we have indicated the particular strengths of each director in the columns shown. While many of our directors have a wide range of experience covering all of these areas, we specifically designate expertise or leading experience.

	Extensive Insurance Industry Experience	Risk Management	Finance and Accounting	Investment	Strategy	Corporate Governance	Regulatory and Government
Robert Campbell		☑	☑	☑		☑
Rick Becker	☑	☑	☑		☑	☑
Sandra Boss		☑	☑		☑	☑	☑
James Carey	☑		☑	☑	☑
Hans-Peter Gerhardt	☑				☑		☑
Jie Liu			☑	☑	☑
Paul O'Shea	☑		☑		☑		☑
Hitesh Patel	☑	☑	☑	☑		☑	☑
Dominic Silvester	☑		☑		☑
Poul Winslow		☑	☑	☑		☑
Shareholder Recommendations
In accordance with its charter, the Nominating and Governance Committee will consider director candidates submitted by shareholders. Shareholders may recommend candidates to serve as directors by submitting a written notice to the Nominating and Governance Committee at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda. Shareholder recommendations must be accompanied by sufficient information to assess the candidate’s qualifications and contain the candidate’s consent to serve as director if elected. Shareholder nominees will be evaluated by the Nominating and Governance Committee in the same manner as nominees it selects itself.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee is or was during 2017 an employee, or is or ever has been an officer, of the Company. During the year ended December 31, 2017, no executive officer served as a member of the Compensation Committee or as a director of another entity having an executive officer serving on our Compensation Committee or as one of our directors.

Enstar Group Limited	19	2018 Proxy Statement

Code of Conduct
We have adopted a Code of Conduct that applies to all of our directors and employees, including all senior executives and financial officers. A copy of our Code of Conduct is available on our website at http://www.enstargroup.com/corporate-governance by clicking on "Code of Conduct."
In addition, any shareholder may receive a copy of the Code of Conduct or any of our committee charters in print, without charge, by contacting Investor Relations at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton HM JX, Bermuda. We intend to post any amendments to our Code of Conduct on our website. In addition, we intend to disclose any waiver of a provision of the Code of Conduct that applies to our senior executives and financial officers by posting such information on our website or by filing a Form 8-K with the SEC within the prescribed time period. No such waivers currently exist.

Enstar Group Limited	20	2018 Proxy Statement

Shareholder Communications with the Board
Shareholders and other interested parties may send communications to the Board by sending written notice to:

Enstar Group Limited Attention: Corporate Secretary P.O. Box HM 2267 Windsor Place, 3rd Floor 22 Queen Street Hamilton, HM JX Bermuda
The notice may specify whether the communication is directed to the entire Board, to the independent directors, or to a particular Board committee or individual director.
Our Corporate Secretary will handle routine inquiries and requests for information. If our Corporate Secretary determines the communication is made for a valid purpose and is relevant to the Company and its business, our Corporate Secretary will forward the communication to the entire Board, to the independent directors, to the appropriate committee chairman or to the individual director as the notice was originally addressed. At each regular meeting of the Board, our Corporate Secretary will present a summary of all communications received since the previous meeting that were not forwarded and will make those communications available to the directors on request.

Enstar Group Limited	21	2018 Proxy Statement

DIRECTOR COMPENSATION
2017 Director Compensation Program
Our Compensation Committee is responsible for periodically reviewing non-employee director compensation and making recommendations to our Board with respect to any changes. The Compensation Committee conducts a comprehensive review no less than biennially, which may include working with our independent compensation consultant.
In 2017, our director compensation program included:

•	a retainer payable quarterly for non-employee directors, and additional retainers payable quarterly for the Chairman of the Board and certain committee chairs;

•	an equity retainer payable annually in the form of restricted ordinary shares with a one-year vesting period for non-employee directors and the Chairman of the Board; and

•	meeting fees for all Board and committee meetings attended.
Directors who are employees of the Company receive no fees for their services as directors. Pursuant to the terms of his employment with Canada Pension Plan investment Board ("CPPIB"), cash fees earned by Mr. Winslow are paid directly to CPPIB, and he has waived his equity retainer fee. In addition, pursuant to the terms of his employment with Hillhouse Capital, cash fees earned by Mr. Liu are paid directly to Hillhouse Capital.
Our director retainer and meeting fees in place as of December 31, 2017 are set forth below. Committee fees differ due to workload and composition of each committee and are periodically evaluated by the Compensation Committee.

2017 Retainer Fees	Annual Amounts Payable	2017 Meeting Fees	Amounts Payable for Attendance
Non-Employee Directors(1)	$150,000	Board Meetings	$3,500
Chairman of the Board(1)	$150,000	Telephonic Board Meetings	$1,000
Audit Committee Chairman	$10,000	Audit Committee Meetings	$1,500
Compensation Committee Chairman	$10,000	Compensation Committee Meetings	$1,250
Nominating and Governance Committee Chairman	$5,000	Nominating and Governance Committee Meetings	$1,000
Investment Committee Chairman	$5,000	Investment Committee Meetings	$1,250
Risk Committee Chairman	$10,000	Risk Committee Meetings	$1,250

(1)	The non-employee director fee and the chairman's fee are each payable half in cash and half in restricted ordinary shares subject to a one-year vesting period.
Deferred Compensation Plan
The Amended and Restated Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors (the "Deferred Compensation Plan") provides each non-employee director with the opportunity to elect (i) to defer receipt of all or a portion of his or her cash or equity compensation until retirement or termination and (ii) to receive all or a portion of his or her cash compensation for services as a director in the form of our ordinary shares instead of cash.
Non-employee directors electing to defer compensation have such compensation converted into share units payable as a lump sum distribution after the director leaves the Board. The lump sum share unit distribution is made in the form of ordinary shares, with fractional shares paid in cash. Non-employee directors electing to receive compensation in the form of ordinary shares receive whole ordinary shares (with any fractional shares payable in cash) as of the date compensation would otherwise have been payable. A director's participation in the Deferred Compensation Plan does not affect the vesting schedule of the equity portion of the retainer fees described above.

Enstar Group Limited	22	2018 Proxy Statement

Director Compensation Table
The following table summarizes the 2017 compensation of our non-employee directors who served during the year. Messrs. Silvester and O'Shea, as employees, are not eligible to receive compensation for Board service.

Name	Fees Earned or Paid in Cash ($)(1)(2)	Stock Awards ($)(2)(3)	Total ($)
Robert J. Campbell	$203,250	$150,000	$353,250
Rick Becker	$124,750	$75,000	$199,750
Sandra L. Boss	$108,250	$75,000	$183,250
James D. Carey	$94,000	$75,000	$169,000
Hans-Peter Gerhardt	$86,500	$75,000	$161,500
Hitesh R. Patel	$106,000	$75,000	$181,000
Jie Liu(4)	$77,264	$83,015	$160,279
Poul A. Winslow(5)	$75,000	$—	$75,000

(1)	Director fees listed in this column may be deferred by directors under the Deferred Compensation Plan. See footnote 3.

(2)
Share units (rounded to the nearest whole share) acquired in lieu of the cash compensation portion of director retainer fees for 2017 under the Deferred Compensation Plan were as follows: (a) Mr. Campbell — 997 units; (b) Mr. Becker — 301 units; (c) Mr. Carey — 462 units; and (d) Mr. Patel — 125 units. Total share units under the Deferred Compensation Plan held by directors as of the record date are described in the footnotes to the Principal Shareholders and Management Ownership table.

(3)
This column lists the aggregate grant date fair value of Enstar restricted ordinary shares awarded to directors as part of their Board retainer and Chairman of the Board retainer, computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718. The value of the restricted ordinary shares is determined based on the closing price of our ordinary shares on the grant date. For information on the valuation assumptions with respect to awards made, refer to Note 19 to our consolidated financial statements for the year ended December 31, 2017, as included in our Annual Report on Form 10-K for the year ended December 31, 2017. The amounts above reflect the grant date fair value for these awards, excluding the accounting effect of any estimate of future forfeitures, and do not necessarily correspond to the actual value that might be recognized by the directors.

Restricted ordinary shares are subject to a one-year vesting period and are forfeited in their entirety if a director leaves the Board prior to the vesting date. Restricted ordinary share awards listed in this column may be deferred by directors under the Deferred Compensation Plan in the form of restricted share units, subject to the same one-year vesting period ("RSUs"). The number of restricted ordinary shares or RSUs (rounded to nearest whole share) acquired by our directors during 2017 was as follows: (a) Mr. Campbell — 786 RSUs; (b) Mr. Becker — 393 RSUs; (c) Ms. Boss — 393 restricted ordinary shares; (d) Mr. Carey – 393 RSUs; (e) Mr. Gerhardt — 393 restricted ordinary shares; Mr. Liu — 435 restricted ordinary shares and (f) Mr. Patel — 393 RSUs. Fractional amounts are payable in cash at the time of vesting. Total restricted ordinary shares and RSUs held by directors as of the record date are described in the footnotes to the Principal Shareholders and Management Ownership table.

(4)	Fees earned by Mr. Liu in cash are payable directly to Hillhouse Capital pursuant to the terms of his employment.

(5)	Mr. Winslow has waived his equity retainer. Fees earned by him in cash are payable directly to CPPIB pursuant to the terms of his employment.

Enstar Group Limited	23	2018 Proxy Statement

EXECUTIVE OFFICERS

DOMINIC F. SILVESTER
Title: Chief Executive Officer Since: 2001 Age: 57
Biographical Information: Dominic Silvester has served as a director and the Chief Executive Officer of the Company since its formation in 2001. In 1993, Mr. Silvester began a business venture in Bermuda to provide run-off services to the insurance and reinsurance industry. In 1995, the business was assumed by Enstar Limited, which is now a subsidiary of the Company, and for which Mr. Silvester has since then served as Chief Executive Officer. Prior to co-founding the Company, Mr. Silvester served as the Chief Financial Officer of Anchor Underwriting Managers Limited from 1988 until 1993.

PAUL J. O’SHEA
Title: President Since: 2001 Age: 60
Biographical Information: Paul O’Shea was appointed as President in December 2016, when he was also named Executive Chairman of StarStone. He previously served as EVP and Joint Chief Operating Officer of the Company since our formation in 2001, and has also been a director throughout this time. He leads our mergers and acquisitions operations, including overseeing our transaction sourcing, due diligence, and negotiations processes. In 1994, Mr. O’Shea joined Messrs. Silvester and Packer in their run-off business venture in Bermuda, and he served as a director and EVP of Enstar Limited, which is now a subsidiary of the Company, from 1995 until 2001. Prior to co-founding the Company, he served as the Executive Vice President, Chief Operating Officer and a director of Belvedere Group/Caliban Group from 1985 until 1994.

ORLA M. GREGORY
Title: Chief Operating Officer Since: 2015 Age: 44
Biographical Information: Orla Gregory was appointed as Chief Operating Officer during 2016. She previously served as Chief Integration Officer from February 2015; EVP of Mergers and Acquisitions of our subsidiary, Enstar Limited, from May 2014; and SVP of Mergers and Acquisitions from 2009. She has been with the Company since 2003. Ms. Gregory served as Financial Controller of Irish European Reinsurance Company Ltd. in Ireland from 2001 to 2003, and she was an Investment Accountant with Ernst & Young Bermuda 1999 to 2001. Prior to that, Ms. Gregory worked for QBE Insurance & Reinsurance (Europe) Limited in Ireland from 1993 to 1998 as a Financial Accountant.

GUY T.A. BOWKER
Title: Chief Financial Officer Since: 2017 Age: 40
Biographical Information: Guy Bowker became Chief Financial Officer on January 1, 2018. He previously served as Chief Accounting Officer since joining the Company in September 2015. From 2010 to 2015, Mr. Bowker held the role of Senior Vice President - Controller of Platinum Underwriters Holdings, Ltd. From 2007 to 2010, he was the Director of Finance for American International Group in Bermuda. He is an alumnus of Deloitte’s insurance practice and a member of Chartered Professional Accountants Bermuda and Chartered Accountants Australia and New Zealand. He is also a Chartered Insurer and Fellow of the Chartered Insurance Institute in the United Kingdom.

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DAVID J. ATKINS
Title: Chief Executive Officer, Enstar (EU) Limited Since: 2017 Age: 43
Biographical Information: David Atkins was appointed the Chief Executive Officer of Enstar (EU) Limited ("Enstar EU") in January 2016 and continues to serve as Group Head of Claims. From October 2010 to December 2015, he served as Chief Operating Officer of Enstar EU; from April 2007 to October 2010 as Head of Claims and Commutations; and from 2003 to 2007 as Manager of Commutations. Prior to 2003, he served as Manager of Commutation Valuations for Equitas Management Services Limited in London from 2001 to 2003, and as an Analyst in the Reserving and Commutations Department from 1997 to 2001.

PAUL M.J. BROCKMAN
Title: Chief Executive Officer, Enstar (US), Inc Since: 2017 Age: 45
Biographical Information: Paul Brockman is the President and Chief Executive Officer of Enstar (US) Inc. ("Enstar US"). He served as President and Chief Operating Officer of Enstar US since November 2014. From October 2012 to November 2014, he served as Senior Vice President, Head of Commutations for Enstar US. Before joining Enstar US, he worked as Head of Reinsurance for Resolute Management Services UK Ltd. in its London office from April 2007 to October 2012 and, from April 2001 to April 2007, he worked as Manager of Reinsurance Cash Collection and Debt Litigation within the reinsurance asset division of Equitas Management Services Ltd in London.

Enstar Group Limited	25	2018 Proxy Statement

PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP
The table below sets forth information as of April 17, 2018 (unless otherwise provided herein) regarding beneficial ownership of our voting ordinary shares by each of the following, in each case based on information provided to us by these individuals:

•	each person or group known to us to be the beneficial owner of more than 5% of our ordinary shares;

•	each of our current directors and director nominees;

•	each of the individuals named in the Summary Compensation Table; and

•	all of our current directors and executive officers as a group.
The table describes the ownership of our voting ordinary shares (including restricted voting ordinary shares), which are the only shares entitled to vote at the Annual General Meeting. Percentages are based on 16,431,010 ordinary shares outstanding as of April 17, 2018. Certain shareholders listed in the table also hold non-voting ordinary shares, as described in "-Non-Voting Ordinary Shares."
Trident and Hillhouse Capital have agreed to receive additional shares of Enstar pursuant to a transaction in which we will acquire the remaining 51.8% of the shares of our equity method investee, KaylaRe Holdings Ltd. The transaction will increase their voting interests to 9.7% and 9.1%, respectively, and is expected to close during the second quarter of 2018 and is discussed under "Certain Relationships and Related Party Transactions - Transactions Involving Related Parties."
Voting Ordinary Shares
Unless otherwise indicated, each person has sole voting and dispositive power with respect to all shares shown as beneficially owned by them.

Name of Beneficial Owner	Number of Shares	Percent of Class(1)
Canada Pension Plan Investment Board(2)	1,501,211	9.1%
Akre Capital Management, LLC(3)	1,455,058	8.9%
Trident V, L.P. and related affiliates(4)	1,350,000	8.2%
FMR LLC(5)	975,509	5.9%
Poul A. Winslow(6)	741,735	4.5%
Dominic F. Silvester(7)	495,732	3.0%
Paul J. O’Shea(8)	189,085	1.2%
Robert J. Campbell(9)	182,619	1.1%
Orla M. Gregory(10)	10,879	*
Mark W. Smith(11)	8,947	*
James. D. Carey(12)	5,898	*
Rick Becker(13)	2,492	*
Hitesh R. Patel(14)	1,804	*
Hans-Peter Gerhardt(15)	1,458	*
Sandra L. Boss(16)	1,409	*
Jie Liu(17)	793	*
Guy T.A. Bowker(18)	235	*
All Current Executive Officers and Directors as a group (15 persons)[19]	1,645,269	10.0%

*	Less than 1%

(1)
Our bye-laws would reduce the total voting power of any US shareholder or direct foreign shareholder group owning 9.5% or more of our ordinary shares to less than 9.5% of the voting power of all of our shares.

(2)
Based on information provided in a Schedule 13D/A filed jointly on April 24, 2018 by (i) CPPIB, (ii) CPPIB Epsilon Ontario Limited Partnership ("CPPIB LP"), (iii) CPPIB Epsilon Ontario Trust ("CPPIB Trust"), and (iv) Poul A. Winslow and R. Scott Lawrence. CPPIB's reported holding of 1,501,211 ordinary shares excludes 741,735 ordinary shares held indirectly through CPPIB LP. CPPIB Trust is the general partner of CPPIB LP, and Mr. Winslow is a trustee of CPPIB Trust. By virtue of his role as a trustee of CPPIB Trust, Mr. Winslow has shared voting and shared dispositive power over the shares, but has no pecuniary interest in the shares (see footnote 6). CPPIB also owns 1,192,941 Series C non-voting ordinary shares and 404,771 Series E non-voting ordinary shares. The principal address of the above persons and entities is One Queen Street East, Suite 2500 Toronto, ON M5C 2W5 Canada.

Enstar Group Limited	26	2018 Proxy Statement

(3)
Based on a Schedule 13G filed jointly on February 14, 2018 by Akre Capital Management, LLC ("Akre Capital"), Akre Focus Fund, and Charles T. Akre, Jr. Akre Capital and Mr. Akre have shared voting and shared dispositive power over 1,444,006 shares. Akre Focus Fund has shared voting and shared dispositive power over 921,000 shares, and Mr. Akre has sole voting and sole dispositive power over 11,052 shares. The principal address of Akre Capital and Mr. Akre is P.O. Box 998, Middleburg, Virginia 20118. The principal address of Akre Focus Fund is 2020 East Financial Way, Suite 100, Glendora, California 91741.

(4)
Based on information provided in a Schedule 13D/A filed jointly on November 25, 2016 by Trident V, L.P. ("Trident V"), Trident V Parallel Fund, L.P. ("Trident V Parallel"), Trident V Professionals Fund, L.P. ("Trident V Professionals" and, together with Trident V and Trident V Parallel, the "Stone Point Partnerships"), Trident Capital V, L.P. ("Trident V GP"), Trident Public Equity GP LLC ("TPE GP"), Trident Public Equity LP ("TPE LP"), and Stone Point Capital LLC ("Stone Point"). Consists of 1,350,000 ordinary shares held by TPE LP. TPE LP, TPE GP, the Stone Point Partnerships and Trident V GP have shared voting and shared dispositive power with respect to all of the ordinary shares held by TPE LP. Trident V GP, Trident Capital V-PF, L.P. ("Trident V Parallel GP"), Stone Point GP Ltd. ("Trident V Professionals GP") and TPE GP (together, the "GPs") are the sole general partners of Trident V, Trident V Parallel, Trident V Professionals and TPE LP, respectively. Pursuant to TPE LPs limited partnership agreement, any action by TPE LP with respect to the ordinary shares must be approved by a unanimous vote of the limited partners of TPE LP. Therefore, each of the Stone Point Partnerships may be deemed to beneficially own any shares directly held by TPE LP. In addition, the limited partnership agreements of each of the Stone Point Partnerships and TPE LP have the effect of conferring dispositive and voting power over the ordinary shares held by TPE LP to the GPs. Pursuant to certain management agreements, Stone Point has received delegated authority from the GPs to exercise voting rights of the ordinary shares on behalf of the partnerships, subject to certain limitations, but Stone Point does not have dispositive power over the ordinary shares. Each of the GPs and the Stone Point Partnerships has disclaimed beneficial ownership of the ordinary shares that are, or may be deemed to be, directly beneficially owned by TPE LP, except to the extent of their respective pecuniary interests therein. James Carey, a member of our Board, is a member and senior principal of Stone Point, an owner of one of four general partners of each of Trident V GP and Trident V Parallel GP, and a shareholder and director of Trident V Professionals GP. See footnote 12 with respect to 3,926 ordinary shares issuable to Mr. Carey pursuant to the Deferred Compensation Plan and not included in the Partnerships’ total reported holdings of 1,350,000 shares. Although these share units accrue to Mr. Carey personally, he holds these share units solely for the benefit of Stone Point, which may be deemed an indirect beneficial owner. The principal address for the Stone Point Partnerships, Trident V GP, TPE GP, TPE LP and Stone Point is c/o Stone Point at its principal address, which is 20 Horseneck Lane, Greenwich, CT 06830.

(5)	Based on a Schedule 13G filed jointly on February 13, 2018 by FMR LLC. FMR LLC has sole voting power over 31,982 shares and sole dispositive power over 975,509 shares.

(6)
Mr. Winslow disclaims any beneficial ownership of the shares owned by CPPIB. See footnote 2. Mr. Winslow is the trustee of the CPPIB Trust, which is the general partner of CPPIB LP, but he has no pecuniary interest in the shares held by CPPIB LP.

(7)
Consists of (a) 35,339 ordinary shares held directly by Mr. Silvester, (b) 455,393 shares held indirectly by Rock Pigeon Limited, a Guernsey company, of which Mr. Silvester and his spouse own 58.66% and 41.34%, respectively, and (c) 5,000 RSUs scheduled to vest on May 10, 2018. Does not include 10,000 RSUs scheduled to vest in two equal annual installments on May 10, 2019 and 2020. Does not include 45,000 PSUs scheduled to vest following a three-year performance period that began on January 1, 2017, subject to the achievement of Company financial performance objectives.

(8)
Consists of (a) 31,629 ordinary shares held directly by Mr. O’Shea, (b) 154,331 ordinary shares held by the Elbow Trust (of which Mr. O'Shea and his immediate family are the sole beneficiaries), and (c) 3,125 RSUs scheduled to vest on May 10, 2018. Does not include 6,250 RSUs scheduled to vest in two equal annual installments on May 10, 2019 and 2020. Does not include 28,125 PSUs scheduled to vest following a three-year performance period that began on January 1, 2017, subject to the achievement of Company financial performance objectives. The trustee of the Elbow Trust is R&H Trust Co. (BVI) Ltd.

(9)
Consists of (a) 44,256 ordinary shares held directly by Mr. Campbell, (b) 42,500 ordinary shares held by a self-directed pension plan, (c) 32,300 ordinary shares owned by Mr. Campbell’s spouse, (d) 25,050 ordinary shares owned by Osprey Partners, (e) 12,600 ordinary shares owned by Mr. Campbell’s children, (f) 3,000 ordinary shares owned by the Robert J. Campbell Family Trust, (g) 2,500 ordinary shares owned by the F.W. Spellissy Trust, (h) 500 ordinary shares owned by the Amy S. Campbell Family Trust, and (i) 14,913 ordinary shares issuable pursuant to the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors. Does not include 717 RSUs scheduled to vest April 2, 2019. Mr. Campbell disclaims beneficial ownership of the ordinary shares that are, or may be deemed to be, beneficially owned by Beck Mack.

(10)
Consists of (a) 8,796 ordinary shares held directly by Ms. Gregory, (b) 2,083 RSUs scheduled to vest on May 10, 2018. Does not include 4,167 RSUs scheduled to vest in two approximately equal annual installments on May 10, 2019 and 2020. Does not include 18,750 PSUs scheduled to vest following a three-year performance period that began on January 1, 2017, subject to the achievement of Company financial performance objectives.

(11)	Consists of 8,947 ordinary shares held directly by Mr. Smith.

(12)
Includes 3,926 ordinary shares issuable pursuant to the Deferred Compensation Plan held by Mr. Carey solely for the benefit of Stone Point, of which Mr. Carey is a senior principal. Does not include 358 RSUs scheduled to vest April 2, 2019. Mr. Carey disclaims beneficial ownership of these share units, except to the extent of his pecuniary interest therein, if any. Stone Point may be deemed an indirect beneficial owner of these ordinary shares. Does not include the ordinary shares held by the Trident V funds described in footnote 4. Mr. Carey is a member of the investment committee and owner of one of the four general partners of both of Trident V GP (the general partner of Trident V) and Trident Capital V-PF (the general partner of Trident V Parallel). Mr. Carey is also a member and senior principal of Stone Point and a shareholder and director of Stone Point GP Ltd., which is the general partner of Trident V Professionals. Mr. Carey disclaims beneficial ownership of the shares held of record or beneficially by the Partnerships, except to the extent of any pecuniary interest therein.

(13)	Consists of 2,492 ordinary shares issuable to Mr. Becker pursuant the Deferred Compensation Plan. Does not include 358 RSUs scheduled to vest April 2, 2019.

(14)	Consists of 1,804 ordinary shares issuable to Mr. Patel pursuant to the Deferred Compensation Plan. Does not include 358 RSUs scheduled to vest April 2, 2019.

(15)	Includes 358 restricted ordinary shares held directly by Mr. Gerhardt scheduled to vest April 2, 2019.

(16)	Includes 358 restricted ordinary shares held directly by Ms. Boss scheduled to vest April 2, 2019.

(17)	Includes 358 restricted ordinary shares held directly by Mr. Liu scheduled to vest April 2, 2019.

Enstar Group Limited	27	2018 Proxy Statement

(18)
Consists of 235 ordinary shares held directly by Mr. Bowker. Does not include 366 RSUs that vest in two equal annual installments on November 17, 2018 and 2019 and 889 RSUs that vest in three approximately equal annual installments beginning on November 17, 2018. Does not include 549 PSUs scheduled to vest following a three-year performance period that began on January 1, 2017 and 1,871 PSUs scheduled to vest following a three-year performance period that began on January 1, 2018.

(19)	See footnotes 6 through 18.

Non-Voting Ordinary Shares
In addition to voting ordinary shares, there were a total of 3,004,443 issued and outstanding non-voting ordinary shares as of April 17, 2018. Of these shares:

•
CPPIB owns 1,192,941 Series C non-voting ordinary shares and 404,771 Series E non-voting ordinary shares that, together with its voting ordinary shares held directly and indirectly, represented an economic interest of approximately 19.8% as of April 17, 2018.

•
Funds managed by Hillhouse Capital own 1,406,731 Series C non-voting shares which, together with their voting shares and warrants, represented an economic interest of approximately 10% as of April 17, 2018, which will increase to approximately 17.1% upon closing of the KaylaRe Holdings Ltd. transaction discussed under "Certain Relationships and Related Party Transactions - Transactions Involving Related Parties."

For additional information on our non-voting ordinary shares, refer to Note 17 to our consolidated financial statements of our Annual Report on Form 10-K for the year ended December 31, 2017.

Enstar Group Limited	28	2018 Proxy Statement

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the SEC and The Nasdaq Stock Market, LLC reports on Forms 3, 4 and 5 regarding their ownership of ordinary shares and other equity securities of the Company. Under SEC rules, we must be furnished with copies of these reports.
Based solely on our review of the copies of such forms received by us and written representations from our executive officers and directors, we believe that, during the year ended December 31, 2017, all filing requirements applicable to our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities under Section 16(a) were complied with on a timely basis other than with respect to one late Form 4 filing relating to two open market purchases by Mark Smith (then-CFO) of an aggregate of 2,700 shares.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Party Transaction Procedures
From time to time, we have participated in transactions in which one or more of our directors, executive officers or large shareholders has an interest. These transactions, called related-party transactions, are described below. All related party transactions require the approval of our Audit Committee (comprised entirely of independent directors), which reviews each transaction for fairness, business purpose, and reasonableness. Each transaction involving the Company and an affiliate entered into during 2017 was approved by our Audit Committee. Investment transactions with related parties are also subject to the review and approval of our Investment Committee.
In addition, our Board has adopted a Code of Conduct, which states that our directors, officers and employees must avoid engaging in any activity that might create a conflict of interest or a perception of a conflict of interest. The Code of Conduct requires these individuals to raise any proposed or actual transaction that they believe may create a conflict of interest for Audit Committee consideration and review. In any situation where an Audit Committee member could be perceived as having a potential conflict of interest, that member is expected to recuse himself from the matter, and the non-interested members of the Audit Committee review the transaction.
On an annual basis, each director and executive officer completes a Directors’ and Officers’ Questionnaire that requires disclosure of any transactions with the Company in which he or she, or any member of his or her immediate family, has a direct or indirect material interest. A summary of responses from the questionnaires is reported to the Audit Committee.
Transactions Involving Related Parties
Transactions with Trident and its Affiliates
Following several private transactions occurring from May 2012 to July 2012, Trident V, L.P., Trident V Parallel Fund, L.P. and Trident V Professionals Fund, L.P. (collectively, "Trident") acquired 1,350,000 of our ordinary shares (which as of April 17, 2018 constitute approximately 8.2% of our ordinary shares). On November 6, 2013, we appointed James D. Carey to our Board of Directors. Mr. Carey is the sole member of an entity that is one of four general partners of the entities serving as general partners for Trident, is a member of the investment committees of such general partners, and is a member and senior principal of Stone Point Capital LLC ("Stone Point"), the manager of the Trident funds.
Prior to Trident’s acquisition of our ordinary shares in 2012, we invested in SKY Harbor Global Funds ("SKY Harbor"), which is managed by companies in which the Trident funds have indirect ownership interests. Additional allocations to this investment were approved by our Audit and Investment Committees and made in subsequent years. As of December 31, 2017, we had made aggregate investments of $150.0 million in Sky Harbor, which had an aggregate fair value of approximately $173.0 million. The manager of SKY Harbor charges certain fees to the funds it manages. These fees are deducted within the net asset value of the fund and totaled approximately $0.8 million for the year ended December 31, 2017. We are treated no less favorably than similarly situated investors in the fund.
We have made the following commitments to invest in funds managed by Stone Point: (i) up to $20.0 million in Trident VI Parallel Fund and Trident VI Parallel AIV-I, L.P. made in 2014, (ii) $15.8 million in T-VI Co-Invest-A LP (collectively with Trident VI Parallel Fund and Trident VI Parallel AIV-I, LP, the "Trident VI funds") made in 2015, and (iii) up to $10.0 million in Trident VII, L.P. made in 2017.
As of December 31, 2017, we had funded $24.2 million of our commitments to the Trident VI funds and Trident VII fund, and such investments had a fair value of $34.8 million. Stone Point charges fees to the funds it manages (other than T-VI Co-Invest-A, L.P.), which are deducted within the net asset value of the funds and totaled approximately $0.3 million for the year ended December 31, 2017. We are treated no less favorably than similarly situated investors

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in the funds. The Trident VI funds collectively own an approximate 48% interest in Alliant Insurance Services, an insurance brokerage firm. Alliant Insurance Services has provided brokerage services to our StarStone companies in the ordinary course of business and receives commission fees for business produced on an arm's-length basis.
During 2014, we invested in Eagle Point Credit Fund L.P., which is managed by Eagle Point Credit Management LLC, a company indirectly owned by Trident (the "EP Manager"). Mr. Carey is a director of the Board of Managers of the EP Manager. As of December 31, 2017, our investment totaled $8.6 million, and its fair value was $11.7 million. The EP Manager charges certain fees to the fund, which are deducted within the net asset value of the fund and totaled approximately $0.4 million for the year ended December 31, 2017. We are treated no less favorably than similarly situated investors in the fund. We also invested $23.2 million in shares of common stock of Eagle Point Credit Company, a registered investment company indirectly owned, in part, by Trident. As of December 31, 2017, the fair value of this investment was $22.1 million. We also have separate accounts managed by the EP Manager and PRIMA Capital Advisors, LLC, a registered investment adviser, which is indirectly owned, in part, by Trident. These accounts had a balance of $98.0 million and $85.4 million, respectively, as of December 31, 2017, and we incurred approximately $0.2 million for each account in management fees for the year ended December 31, 2017.
During 2016, we invested in Marble Point Investments LP ("Marble Point"), the general partner of which is an affiliate of the EP Manager. As of December 31, 2017, we had invested $29.4 million with a fair value of $35.7 million, in Marble Point. We incurred fees in connection with this investment of $0.1 million during the year ended December 31, 2017.
Before Mr. Carey joined our board, we invested in Sound Point Capital Floating Rate Fund, a fund managed by Sound Point Capital. Mr. Carey has an indirect minority ownership interest in, and serves as a director on the board of managers of, Sound Point Capital. As of December 31, 2017, our total investment was $4.0 million, and its fair value was $7.0 million. During 2014, we invested $17.5 million in Sound Point Credit Opportunities Offshore Fund, Ltd., a fund managed by Sound Point Capital. This investment had a fair value of $20.5 million as of December 31, 2017. Sound Point Capital charges certain fees to the funds it manages, which are deducted from the net asset value of the funds and totaled approximately $0.4 million for the year ended December 31, 2017. We are treated no less favorably than similarly situated investors in the funds.
Sound Point Capital has acted as collateral manager for certain of our direct investments in CLO equity securities. The fair value of these investments was $17.8 million as of December 31, 2017. During 2016, we opened a separate account managed by Sound Point Capital, with a fair value of $63.6 million as of December 31, 2017, with respect to which we incurred approximately $0.3 million in management fees for the year.
Fees charged pursuant to investments affiliated with entities owned by Trident or Sound Point Capital were on an arm's-length basis.
In addition, we have entered into certain agreements with Trident with respect to Trident’s co-investments in Atrium Underwriting Group Limited ("Atrium"), Arden Reinsurance Company Ltd. ("Arden"), and StarStone. These include investors’ agreements and shareholders’ agreements, which provide for, among other things: (i) our right to redeem Trident’s 39.3% equity interest in the Atrium/Arden and StarStone transactions in cash at fair market value within the 90 days following September 6, 2018 and April 1, 2019, respectively, and at any time following September 6, 2020 and April 1, 2021, respectively; and (ii) Trident’s right to have its 39.3% equity co-investment interests in the Atrium/Arden and StarStone transactions redeemed by us at fair market value (which we may satisfy in either cash or our ordinary shares) following September 6, 2020 and April 1, 2021, respectively. As of December 31, 2017, we included $459.6 million as redeemable noncontrolling interest on our balance sheet relates to these Trident co-investment transactions. Pursuant to the terms of the shareholders’ agreements, Mr. Carey serves as a Trident representative on the boards of StarStone and the holding companies established in connection with the Atrium/Arden and StarStone co-investment transactions. Trident also has a second representative on these boards who is a Stone Point employee.
In August 2017, we engaged Amherst Pierpont to provide analytic support to StarStone's U.S. mortgage risk underwriting. The Trident IV funds managed by Stone Point have as approximate 35% direct and indirect interest in Amherst Pierpont, and Mr. Carey serves as a director of Amherst Pierpont. We have incurred approximately $0.1 million in fees from our engagement of Amherst Pierpont.
From time to time, certain of our directors and executive officers have made personal commitments and investments in entities that are affiliates of or otherwise related to funds managed by Stone Point or Sound Point Capital, including some of the entities listed above.

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Transactions with CPPIB
CPPIB owns approximately 9.1% of our voting ordinary shares and additional non-voting shares that, together with its voting ordinary shares held indirectly, represented an economic interest of approximately 19.8% as of April 17, 2018. Poul Winslow, of CPPIB, was appointed to our Board on September 29, 2015 in connection with CPPIB's shareholder rights agreement with us. Approximately 4.5% of our voting ordinary shares are held indirectly by CPPIB through CPPIB LP. CPPIB is the sole limited partner of CPPIB LP. CPPIB Trust is the general partner of CPPIB LP, and Mr. Winslow is a trustee of CPPIB Trust. By virtue of his role as a trustee of CPPIB Trust, in its capacity as general partner of CPPIB LP, Mr. Winslow has shared voting and shared dispositive power over the shares, but has no pecuniary interest in the shares.
We have a pre-existing reinsurance recoverable carried on our balance sheet at $7.0 million as of December 31, 2017 from Continental Assurance Company, a company acquired by Wilton Re Ltd. ("Wilton Re") after the reinsurance recoverable was established. CPPIB, together with management of Wilton Re, owns 100% of the common stock of Wilton Re.
KaylaRe
On December 15, 2016, our equity method investee, KaylaRe Holdings Ltd. ("KaylaRe") completed an initial capital raise of $620.0 million. We, through our subsidiary, own approximately 48.4% of KaylaRe's common shares. We also have a warrant to purchase up to 900,000 common shares of KaylaRe, exercisable upon an initial public offering or listing of KaylaRe’s common shares at an exercise price of $20.00 per share ("Warrant"). We have recorded the investment in KaylaRe using the equity method basis of accounting. Our investment in the common shares and warrants of KaylaRe was carried at $309.8 million in other assets on our consolidated balance sheet as of December 31, 2017.
In connection with our investment in KaylaRe, we entered into a Shareholders Agreement with the other shareholders in KaylaRe, including Trident (which owns approximately 8.0% of KaylaRe's common shares and a Warrant to purchase up to 150,000 common shares of KaylaRe) and HH KaylaRe Holdings, Ltd., an affiliate of Hillhouse Capital (which owns approximately 43.4% of KaylaRe's common shares and a Warrant to purchase up to 810,000 common shares of KaylaRe). The Shareholders Agreement (i) provides us with the right to appoint one member to the KaylaRe Board of Directors until the date that we own less than 1,250,000 common shares, (ii) includes a five-year lock-up period on common shares of KaylaRe (unless KaylaRe completes an initial public offering before the expiry of this five-year lock-up period), and (iii) provides customary tag-along rights and rights of first refusal in the case of certain proposed transfers by any other shareholder and customary preemptive rights in the event of a proposed new issuance of equity securities by KaylaRe. In the event that KaylaRe has not consummated an initial public offering by March 31, 2021, Trident has the right to require us and Hillhouse Capital to purchase on a pro rata basis all of their common shares in KaylaRe at the then-current fair market value.
On February 2, 2018, we entered into an agreement to purchase the remaining 51.8% of KaylaRe from the existing shareholders. In exchange for the shareholdings in KaylaRe, we have agreed to issue an aggregate of 2,007,017 ordinary shares comprising 1,501,778 voting ordinary shares and 505,239 non-voting ordinary shares, with a signing date value of $398.3 million. In the transaction, Hillhouse Capital will increase its overall economic interest in Enstar from 10.0% to 17.1% and its voting interest from 3.2% to 9.7%, and Stone Point will increase its economic interest from 6.9% to 7.6% and its voting interest from 8.2% to 9.1%. In addition, the Shareholders Agreement among Enstar and the other KaylaRe shareholders will be effectively terminated. The transaction is subject to regulatory approval and is expected to close during the second quarter of 2018.
Our subsidiary, Enstar Limited, acts as insurance and reinsurance manager to KaylaRe's subsidiary, KaylaRe Ltd. Affiliates of Enstar have also entered into various reinsurance agreements with KaylaRe Ltd., and KaylaRe Ltd. will also have the opportunity to participate in future Enstar legacy transactions. We also provide administrative services to KaylaRe and KaylaRe Ltd.
Through a Quota Share Agreement dated December 31, 2017, (the "KaylaRe-StarStone QS") several of our StarStone affiliates have entered into a Quota Share Treaty with KaylaRe Ltd. pursuant to which KaylaRe Ltd. reinsures 35% of all business written by these StarStone affiliates for risks attaching from January 1, 2016, net of the StarStone affiliates’ reinsurance programs. During the year ended December 31, 2017, StarStone ceded $234.1 million of premium earned, $155.4 million of net incurred losses and loss adjustment expenses and $99.5 million of acquisition costs to KaylaRe Ltd. under the KaylaRe-StarStone QS. These amounts were recorded in their appropriate category on our consolidated statement of earnings in accordance with prospective reinsurance accounting.
Fitzwilliam Insurance Limited ("Fitzwilliam"), one of our Non-life Run-off subsidiaries, ceded $177.2 million of loss reserves to KaylaRe Ltd. during the year ended December 31, 2016, on a funds held basis. Under the terms of this

Enstar Group Limited	31	2018 Proxy Statement

reinsurance agreement, Fitzwilliam is entitled to receive a profit commission calculated with reference to reserve savings made. During the year ended December 31, 2017, Fitzwilliam recognized $18.8 million of profit commission, recorded as fees and commission income. Fitzwilliam did not cede any reserves to KaylaRe Ltd. during the year ended December 31, 2017.
Our consolidated balance sheet as of December 31, 2017 included the following balances related to transactions between us and KaylaRe and KaylaRe Ltd.: reinsurance recoverable of $357.4 million, prepaid reinsurance premiums of $116.4 million, funds held of $174.2 million recorded in other liabilities, insurance and reinsurance balances payable of $232.9 million, and ceded acquisition costs of $36.1 million recorded as a reduction of deferred acquisition costs.
Hillhouse Capital
Gaoling Fund, L.P. and YHG Investment, L.P., investment funds managed by Hillhouse Capital, collectively own approximately 3.3% of Enstar’s voting ordinary shares. These funds also own non-voting ordinary shares and warrants to purchase additional non-voting ordinary shares, which, together with their voting ordinary shares, represent an approximate 10% economic interest in Enstar. In February 2017, Jie Liu, a Managing Director of Hillhouse Capital, was appointed to our Board. In connection with Hillhouse Capital's investment in KaylaRe, Mr. Liu also served as a director of KaylaRe until resigning from that board in connection with the transaction described above.
As of December 31, 2017, our equity method investee, KaylaRe, had investments in Hillhouse InRe Fund L.P., a fund managed by Hillhouse Capital with a fair value of $456.7 million.
As of December 31, 2017, our wholly-owned subsidiary, Cavello Bay, had transferred $100 million to each of Gaoling Fund, L.P. and China Value Fund, L.P., which are funds managed by Hillhouse Capital. These funds were invested on January 2, 2018.
From time to time, certain of our directors and executive officers have made personal commitments and investments in entities that are affiliates of or otherwise related to funds managed by Hillhouse Capital.
Other
On January 6, 2018, our subsidiary committed to make a $50.0 million investment in shares of Citco III Limited ("Citco"), a fund administrator with global operations. Pursuant to an investment agreement and in consideration for participation therein, a related party of Hillhouse Capital provided investment support to our subsidiary. In a private transaction that preceded our co-investment opportunity, certain Citco shareholders, including Trident, agreed to sell all or a portion of their interests in Citco. As of December 31, 2017, Trident owned an approximate 12% interest in Citco. Mr. Carey currently serves as a director of Citco in connection with Trident's investment therein.
Consulting Arrangement
Pursuant to a Transition Agreement dated May 19, 2017, Mark Smith, our former Chief Financial Officer, provides consulting services to the Company for which he receives a fee of $62,500 monthly for a two-year term that began on January 1, 2018.

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Indemnification of Directors and Officers; Director Indemnity Agreements
We have Indemnification Agreements with each of our directors. Each Indemnification Agreement provides, among other things, that we will, to the extent permitted by applicable law, indemnify and hold harmless each indemnitee if, by reason of such indemnitee’s status as a director or officer of the Company, such indemnitee was, is or is threatened to be made a party or participant in any threatened, pending or completed proceeding, whether of a civil, criminal, administrative, regulatory or investigative nature, against all judgments, fines, penalties, excise taxes, interest and amounts paid in settlement and incurred by such indemnitee in connection with such proceeding. In addition, each of the Indemnification Agreements provides for the advancement of expenses incurred by the indemnitee in connection with any proceeding covered by the agreement, subject to certain exceptions. None of the Indemnification Agreements precludes any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including but not limited to, any rights arising under our governing documents, or any other agreement, any vote of our shareholders or any applicable law.

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EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Company Performance
Enstar's performance in 2017 was very strong, with the Company exceeding financial expectations and completing a number of major run-off transactions. Select highlights for the year included:

•	Growth in fully diluted book value per share of 10.8% (a compound annual growth rate of 15.8% since 2006, immediately prior to our public listing);

•	Net earnings of $311.5 million, a 17.6% increase from 2016;

•
Completed three major run-off transactions, adding approximately $2.5 billion in new run-off business, and negotiated two other major reinsurance-to-close transactions in our Lloyd's business that we completed in early 2018; and

•	Total assets increased 5.4% to $13.6 billion (an increase of 57.8% since 2013), with further increases in connection with 2018 transactions.
The graphs below show that we have outperformed the peer median in GAAP return on equity and growth in book value per common share (compounded annually) during the one- and three-year periods ended December 31, 2017. Several of our peers experienced a fairly large impact from the 2017 catastrophe events, which weakened their returns, and created volatility in the collective peer comparison. Our Board monitors our performance versus our industry peers for background information purposes only, and relative performance metrics are not built into our incentive programs because of the unique nature of our business (as described in "- Peer Group" below).

*	Source: SNL Financial for peer company data. Peer group includes the companies selected as our peers by our Compensation Committee, as described in "- Peer Group."

Management Team
We are a growth company operating in an extremely competitive and changing industry. We believe that the skill, talent, judgment, and dedication of our executive officers are critical factors affecting the long-term value of our company. During 2017, our named executive officers were:

•	Dominic Silvester - Chief Executive Officer ("CEO") and co-founder;

•	Paul O'Shea - President and co-founder;

•	Orla Gregory - Chief Operating Officer ("COO");

•	Mark Smith - Chief Financial Officer ("CFO") (until December 31, 2017); and

•	Guy Bowker - Chief Accounting Officer and Deputy CFO (became CFO on January 1, 2018).

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Key Compensation Decisions for 2017 Performance Year
After considering our financial, operational, and strategic performance, the Compensation Committee made the following key compensation decisions:
Long-term Incentives - Granted long term equity incentive awards consisting of 75% performance share units ("PSUs") and 25% restricted share units ("RSUs") to the CEO, President and COO. The ultimate value of the PSUs is subject to the achievement by the Company of certain levels of growth in three-year fully diluted book value per share. These equity awards are intended to cover a three-year period, and no new equity awards will be granted to the recipients until the end of such period.
Reported Compensation - The full grant date fair value of these equity awards is reported as 2017 compensation in the Summary Compensation Table, although the executives will not receive value for the PSU portion of awards unless the financial metric is achieved at the end of 2019.
Annual Incentives - Company financial performance component achieved at "target." Following a detailed review of each executive's performance, individual operational objectives were determined to meet "target" levels.
Executive Agreements - Entered into new employment contracts to secure the executive officer team, eliminated several legacy provisions such as automatic renewal and cost-of-living salary increase requirements, and added contractual clawback language.
Base Salaries - Base salaries for the CEO, President, CFO and COO were increased by 2% for 2017; for 2018, the CEO, President and COO base salaries have not been increased; our newly named CFO received an increase at the time of his appointment.
Share Ownership Guidelines - Adopted robust share ownership guidelines applicable to all executive officers and non-employee directors.
Results of Shareholder Vote on Compensation; Shareholder Engagement
At last year's annual general meeting held on June 13, 2017, our shareholders approved the compensation of our executive officers with 90.4% of the total votes cast in favor of the proposal. While we seek to achieve higher approval results, our Board of Directors considers the results as indicative of a reasonable level of support for our compensation decisions and a recognition of our continued progress on improving our compensation programs. The Board emphasized that meaningful shareholder engagement should continue as it helps understand the issues around our compensation and governance that are important to our shareholders.
Shareholder Engagement
The engagement program was led by two of our independent directors, Messrs. Campbell (Chairman of the Board; member of the Compensation Committee) and Becker (Chairman of the Compensation Committee and the Nominating and Governance Committee). We spoke with shareholders representing approximately 40% of our outstanding voting ordinary shares, as well as with two major proxy advisory firms, and invited conversations with additional shareholders, who advised that they did not feel a need to meet at that time. We have taken, and continue to take, the feedback we receive from our shareholders and advisory firms into account in making compensation decisions and designing future compensation programs.

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What We Heard	What We Did
Establish rigorous performance objectives tied to defined pay-out levels for Annual Incentive Plan Awards, rather than relying on full discretion
The 2017 award cycle under the new Annual Incentive Plan built upon the changes made for 2016, when, in response to shareholder feedback, the Compensation Committee moved away from our previous fully discretionary plan and adopted performance objectives based on a combination of financial and operational goals, corresponding to threshold, target, and maximum annual incentive award payments.

Use of discretion under our Annual Incentive Plan should be strictly limited and, where used, explained thoroughly
The Compensation Committee's authority to make up to a 10% adjustment on the Annual Incentive Plan payout was used in 2017 to make a single downward adjustment. The Compensation Committee believes this flexibility is valuable in light of our opportunistic business strategy, but takes into consideration shareholder perspective that it should be used in limited circumstances. We have also disclosed the rationale for such adjustment in "-Annual Incentive Compensation-Committee Adjustment Amount."

Individual performance objectives carry meaningful weight under our Annual Incentive Plan and may be challenging for shareholders to assess
We understand that our shareholders are more accustomed to a smaller allocation to individual performance objectives than the 50% that our Operational Performance Objectives comprise and have included detailed disclosure on why we use this structure, as well as on how the Committee's made its 2017 assessments.

Develop long-term incentive ("LTI") awards that vest over at least a three-year period and are weighted at least two-thirds to performance-based awards
We discontinued the use of SARs, which our shareholders expressed in prior years were not sufficiently performance-based. We developed a PSU and RSU program and made executive awards in 2017. The PSUs "cliff vest" following the 2019 year, subject to performance conditions, and comprise 75% of the LTI award for our CEO, President and COO. RSUs comprise 25% of the awards and vest pro-rata over three years. For our newly appointed CFO, the split between PSUs and RSUs is 65% to 35%, respectively.

Describe the intent behind LTI awards that are not expected to be part of an annual grant cycle, to better explain how these awards appear in the compensation tables
With respect to the PSUs and RSUs granted to our CEO, President and COO in 2017, we have specified that these comprise the LTI component of compensation for the three-year period following grant, and are not part of a recurring annual program. The shareholders we engaged indicated an understanding that reporting the awards as 2017 compensation may have a skewing effect on the presentation of 2017 annual compensation in the tables.

Disclose LTI metrics for in-process awards unless competitively harmful	We have disclosed the metrics for our executive PSU awards below under "-Long-Term Compensation."
Adopt robust share ownership guidelines	We adopted Share Ownership Guidelines in 2017 applicable to all executive officers and directors.
Explanation of our selection of peers and the relative compensation of executives continues to be important to shareholders' understanding of our program structure
We have not identified any other company that uses Enstar as a peer, which makes relative comparisons challenging. We continue to explain our peer group selection process, and we updated our peer group for 2017 to include one new company following the removal of two due to mergers, as described below in "-Peer Group."

Objectives of our Executive Compensation Program
Our Compensation Committee is responsible for establishing the philosophy and objectives of our compensation program, designing and administering the various elements of our compensation program, and assessing the performance of our executive officers and the effectiveness of our compensation program in achieving their objectives.
We are a growth company operating in an extremely competitive and changing industry. We believe that the skill, talent, judgment, and dedication of our executive officers are critical factors affecting the long-term value of our company. Therefore, our goal is to maintain an executive compensation program that will:

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Incentivize performance consistent with clearly defined corporate objectives
Align our executives’ long-term interests with those of our shareholders
Fairly compensate our executives
Retain and attract qualified executives who are able to contribute to our long-term success
We have specifically identified growing our net book value per share as our primary corporate objective over the long term. We believe growth in our net book value is driven primarily by growth in our net earnings, which is in turn driven in large part by: (i) successfully completing new acquisitions; (ii) effectively managing companies and portfolios of business that we have acquired; (iii) executing on our active underwriting strategies; and (iv) prudently managing our investments in deploying our capital.
We use additional financial metrics in our annual incentive compensation program, which included net earnings, growth in fully diluted book value per share, and return on equity. We also incorporated operational performance objectives similarly designed to drive success in these measures and to achieve long-term growth and success.
Roles of Executive Officers
The Compensation Committee makes compensation determinations for all of the executive officers. As part of the determination process, Mr. Silvester, our CEO, assesses our overall performance and the individual contribution of each member of the executive leadership team. On an annual basis, he reviews the prior year’s compensation and presents recommendations to the Compensation Committee for salary adjustments and annual incentive awards for each executive officer, taking into consideration each executive's achievement of his or her operational performance objectives. He also makes recommendations regarding the overall size of the executive/employee bonus pool for our 2016-2018 Annual Incentive Program.
The Compensation Committee discusses all recommendations with Mr. Silvester and then meets in executive session without Mr. Silvester present to evaluate his recommendations, review the performance of all of the executive officers, discuss CEO compensation, and make final compensation decisions.
Ms. Gregory, our Chief Operating Officer, attends portions of the meetings of our Committee from time to time in connection with providing information relating to our financial results and plans, performance assessments of our executive officers, and other personnel-related data.

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Principal Elements of Executive Compensation
Our executive compensation program currently consists of three principal elements: base salaries, annual incentive compensation and long-term incentive compensation. Executives also receive certain other benefits, including those pursuant to their employment agreements. The table below describes the elements of our executive compensation as well as the other components of our program, each of which is described in more detail later in this proxy statement.

Principal Element	Description	Key Features
Base Salary	Provides the fixed portion of an executive’s compensation that reflects scope of skills, experience and performance	• Provides a base component of total compensation • Established largely based on scope of responsibilities, market conditions, and individual and Company factors
Annual Incentive Compensation	Provides "at risk" pay that reflects annual Company performance and individual performance
•  Aligns executive and shareholder interests
•  Designed to reward performance consistent with financial and individual operational performance objectives
•  2017 was our second year using defined performance objectives, following our previous use of a fully discretionary program

Long-Term Incentive ("LTI") Compensation
Includes PSUs that "cliff vest" following a three-year performance period subject to the Company's achievement of financial performance metrics selected by the Compensation Committee. RSUs vest in three equal annual installments beginning on the one-year anniversary of the grant date

•  Aligns executive and shareholder interests
•  Drives long-term performance and promotes retention
•  Shareholder dilution issues are considered when making equity awards
•  PSUs do not vest unless performance measurements are met and can vest from 50% to 150% depending on the level of achievement
•  The top three executives received an LTI allocation of 75% PSUs and 25% RSUs; other executives received 65% and 35%, respectively

Other Benefits and Perquisites
Reflects the Bermuda location of our corporate headquarters, as well as specific local market and competitive practices such as retirement benefits, Bermudian payroll and social insurance tax contributions, and CEO housing expense

•  Provides benefits consistent with certain local market practices in our Bermuda location in order to remain competitive in the marketplace for industry talent
•  Promotes retention of executive leadership team

Employment Agreements
Provides certain protections for executives and their families in the event of death or long-term disability, termination, or change in control
Change in control contractual benefits are payable only in a "double trigger" situation where employment is terminated following a change of control

•  Provides Enstar with protections such as restrictive covenants (non-competition, non-solicitation, confidentiality, etc.)
•  Promotes retention over a multi-year term and a sense of security among the leadership team
•  Consistent with competitive conditions and legal requirements in Bermuda and the U.K.

Compensation Allocations among Elements
For 2017, consistent with historic practices, we did not have a pre-established policy or target for the allocation of the components of our program, and the Compensation Committee considers all compensation components in total when evaluating and making decisions with respect to each individual component. Although it does not mandate a specific allocation among the components of pay, the Compensation Committee believes that a meaningful portion of each executive’s total compensation should be "at risk" and performance-based.
Performance-based compensation during 2017 reported in the Summary Compensation Table constituted 82% of the Chief Executive Officer’s total compensation, consisting of a long term equity incentive award and annual incentive compensation, excluding other benefits and perquisites. On average for all other executive officers, the percentage for 2017 was 76%, consisting of long-term equity incentive awards and annual incentive compensation. The large allocation of long term incentive compensation was primarily the result of long-term incentive awards granted to our CEO, President, and COO following the vesting of their legacy SAR awards. These awards are intended to cover a three-year period, and no additional awards will be granted to these individuals until these awards vest. In accordance with SEC rules, however, these awards are reported in our Summary Compensation Table at their grant date fair value.

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*Excludes other benefits and perquisites.
Role of Compensation Consultants
The Compensation Committee has the authority under its charter to retain compensation consultants and outside legal counsel or other advisors and, before selecting a consultant or advisor, must consider its independence. During 2017, the Compensation Committee engaged Willis Towers Watson ("WTW"), to provide analysis and benchmarking of our 2017 grants of equity compensation to our executive officers. WTW reports directly to the Compensation Committee. WTW's fees for its services were £16,759 (approximately $22,630) during 2017. WTW also provides insurance brokerage-related services to our subsidiaries and affiliates unrelated to the compensation consulting services. Fees for these WTW services were $367,474 for the year, and constituted a de minimis portion of WTW's 2017 revenue. The Compensation Committee assessed the independence of WTW in light of applicable SEC and Nasdaq rules and reviewed responses from the consultant addressing factors related to its independence. Following this review, the Compensation Committee concluded that the firm was independent and that their advisory services did not raise any conflicts of interest.
Peer Group
In making compensatory decisions with respect to the 2017 performance year, including assessing whether we were meeting our goal of providing competitive compensation, the Compensation Committee reviewed publicly available executive officer compensation information described in the periodic filings of a group of other publicly traded companies. Two years ago, our Compensation Committee worked with an independent compensation consultant to review and refresh our peer group. During 2017, the Compensation Committee itself reviewed the peer group using the same principles, while reflecting upon merger activity in the industry and ongoing suitability. Following that review, the Committee determined it was appropriate to maintain a stable group of peers, and added W.R. Berkley following the removal of Endurance Specialty Holdings and Allied World Assurance Company Holdings due to mergers.
The Compensation Committee generally seeks to include in our peer group companies that fall approximately within our size guidelines and include comparable aspects of our business (e.g., acquisitive business models, active specialty underwriters, and a property and casualty insurer with run-off business). However, establishing a reliable peer group presents challenges for Enstar because our primary business is acquiring and operating companies and portfolios in run-off, whereas most in our industry focus primarily on writing new (re)insurance business. Run-off is a niche within the insurance industry, fragmented with only a handful of smaller specialist managers, and divisions within significantly larger insurance franchises. Our run-off businesses generate the substantial share of our earnings. Certain aspects of our business also resemble private equity firms, but funds with publicly available data are typically size mismatches for Enstar. We have not identified another company that lists Enstar as its peer.
While pay at these companies is generally relevant to provide a frame of reference to the Compensation Committee in determining executive compensation, the Compensation Committee reviewed the compensation paid by these companies for informational and overall comparison purposes only. We did not compensate our executives to align

Enstar Group Limited	39	2018 Proxy Statement

with a specific benchmark or target percentile or precise position within our peer group. Instead, we sought only to be generally competitive relative to our peers with the compensation we offer our executives. Given the significant differences between us and our most similar peers relating to business, operations, and executive team structure, we believe that formulaic benchmarking against our peer group or other companies to set 2017 compensation would not have provided meaningful guidance, although we will continue to evaluate our methodologies and views in future years.
The following companies were reviewed to provide an overall backdrop to the Compensation Committee’s decisions:

•	Alleghany Corporation	•	Third Point Reinsurance
•	Argo Group International Holdings	•	Navigators Group
•	Aspen Insurance Holdings	•	OneBeacon Insurance Group(1)
•	AXIS Capital Holdings	•	RenaissanceRe Holdings
•	Hanover Insurance Group	•	Validus Holdings(1)
•	Hiscox Ltd	•	White Mountains Insurance Group
•	Maiden Holdings	•	W.R. Berkley

(1)	Will not appear in our peer group in future years following recent merger activity.
The peer group selection process focused on three criteria, which was consistent with prior years: (i) industry; (ii) geography (with a significant preference for the use of Bermuda companies); and (iii) size, with reference to: (A) total shareholders’ equity within approximately 0.5 to 2.5 times of our total shareholders’ equity and (B) total assets within approximately 0.5 to 2.5 times of total assets.
Industry. Given the lack of companies directly comparable to Enstar, we have designed our peer group around companies primarily focused on property and casualty (re)insurance, which are the companies against which we compete for talent. Where possible, we look for aspects of other companies that reflect elements similar to operations or strategies we have.
Geography. Publicly traded Bermuda companies (or publicly traded companies domiciled elsewhere with prominent Bermuda operations) are most relevant because these are the companies against which Enstar generally competes for talent, and the Compensation Committee believes market conditions across other Bermuda-based companies are largely what drives executives’ views as to whether they are compensated fairly and competitively. In recent years, we added several companies domiciled in the United States (Alleghany Corporation, Hanover Insurance Group, and Navigators Group) to our peer group for diversification given our significant U.S. growth in recent years. Our most recent addition, W.R. Berkley, is also a U.S.-based company.
Size. Run-off profits are derived primarily from reserve releases rather than revenue, making peer comparison on the basis of revenue a much less relevant metric for us. The Compensation Committee designed our peer group targeting companies with approximately 0.5 to 2.5 times our shareholder equity or total assets (measured using financial data available at the time of consideration), which are metrics we find most relevant for purposes of comparison. The Compensation Committee also considers market capitalization in selecting a peer group.
Base Salaries
We set the base salaries of our CEO and our other executive officers as one element of total compensation, based on the scope of the executives’ responsibilities, taking into account the Compensation Committee's view of competitive market total compensation figures for similar executive officer positions based on publicly available information. Our goal is to provide base salary amounts at levels necessary to achieve our compensation objectives of fairly compensating our executives and retaining and attracting qualified executives who are able to contribute to our long-term success. Given the competitive market for highly qualified employees in our industry and our geographic location, we believe that below-market compensation could, in the long run, jeopardize our ability to retain our executive officers.
Any base salary adjustments are generally based on competitive conditions, market increases in salaries, individual performance, our overall financial results and performance, estimates of the cost of living and changes in job duties and responsibilities. Pursuant to the employment agreements we have with Messrs. Silvester and O'Shea and Ms. Gregory, once increased, such executive officer’s annual salary cannot be decreased without his or her written consent.

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The Compensation Committee increased 2017 executive base salaries (effective April 1, 2017) by 2% in connection with the annual compensation review as follows: (i) Dominic Silvester - $2,320,092 (converted into £1,848,090 at the exchange rate in effect on the date of his new U.K. employment agreement); (ii) Paul O'Shea - $1,271,535; (iii) Orla Gregory - $1,122,000; and (iv) Mark Smith - $1,040,400. At its February 2018 meeting, the Compensation Committee determined it would not increase base salaries for these executive officers in 2018.
Guy Bowker was named Deputy Chief Financial Officer and Chief Accounting Officer in May 2017 in connection with the Company's announcement of our CFO succession plan, with a base salary of $500,000. On June 13, 2017, the Board designated Mr. Bowker as an executive officer. Effective January 1, 2018, the Compensation Committee increased his base salary 15% to $575,000 in connection with his appointment as Chief Financial Officer. This reflected the committee's view of his increased responsibilities and the results of a comparison to our peer group of overall CFO compensation, including base salary.
Annual Incentive Compensation
Operation of 2016-2018 Annual Incentive Compensation Program
Our 2016-2018 Annual Incentive Compensation Program (the "Annual Incentive Plan") rewards performance consistent with our primary corporate objective of increasing our net book value per share over the long term through growth in our net earnings year over year. The Annual Incentive Plan provided for the grant of annual bonus compensation (a "bonus award") to all bonus-eligible employees, including our executive officers, and excluding Atrium staff. Atrium has a different bonus program, in which our executive officers are not eligible to participate.
Executive Officer 2017 Annual Incentive Plan Targets
In 2017, we continued and improved upon the approach we took during 2016, in which we implemented a set of Company financial and operational performance objectives under our Annual Incentive Plan and established a threshold, target, and maximum annual incentive award payment structure. This change to our program followed an evaluation of the voting results from our 2015 annual general meeting and our engagement with shareholders. Our longstanding prior practice was to use a fully discretionary annual incentive award plan as a way of addressing our acquisitive business model, in which our executives are encouraged to pursue new transactions on an opportunistic basis. We often adapt our financial, strategic, and operational plans during the course of the year to pursue these developing opportunities, and our results during early years of integrating new business can be difficult to predict. In moving to the new approach, the Compensation Committee designed a program it believed was better aligned with the expectations of our shareholders and would incentivize our executives to achieve our strategic goals.
The 2017 program operated as follows:

Base Salary ($) x Company Financial Performance Objective (%)	+	Base Salary ($) x Operational Performance Objective (%)	+/-	Committee Adjustment Amount	=	2017 Bonus Award
Company financial objectives and individual operations performance objectives each comprise half of the executive's bonus potential.
Bonus Potential
The Compensation Committee establishes threshold, target, and maximum bonus potential levels for each executive officer, each of which is expressed as a percentage of base salary. In connection with shifting from a fully discretionary plan to the new target-based program in 2016, these levels were set taking the historic compensation levels of our executives into consideration to ensure the new program would continue to reward strong performance, as well as motivate and retain our executives. Those 2016 bonus potential levels were largely maintained for 2017, except for the following alignment changes: (i) Mr. Silvester's maximum bonus potential was increased from 130% in 2016 to 140% in 2017 to provide greater incentive if significant out-performance levels were achieved, (ii) Mr. O'Shea's maximum bonus potential was reduced from 200% in 2016 to 180% in 2017 to better align his percentages with Ms. Gregory's, and (iii) Ms. Gregory's bonus potential was redesigned as set forth below to reflect her promotion to Chief Operating Officer in December 2016.
The table below sets forth each executive's bonus potential, expressed as a percentage of base salary.

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Executive	Base Salary	Threshold (% of Base Salary)	Target (% of Base Salary)	Maximum (% of Base Salary)
Dominic Silvester(1)	£1,848,090	100%	115%	140%
Paul O’Shea	$1,271,535	100%	150%	180%
Orla Gregory	$1,100,000	100%	145%	175%
Mark Smith	$1,020,000	85%	100%	115%
Guy Bowker(2)	$575,000	85%	100%	115%

(1)
Mr. Silvester's annual incentive award was calculated with reference to his annual base salary rate denominated in and paid in British Pounds ("GBP"). All actual amounts paid to Mr. Silvester in GBP were converted to USD for presentation in this proxy statement using the prevailing exchange rate on the date of payment.

(2)
In connection with his succession to CFO, which was contemplated and announced in May 2017 and took effect on January 1, 2018, Mr. Bowker's 2017 annual incentive award was calculated with reference to his 2018 annual base salary rate of $575,000. His annual base salary in effect as of April 1, 2017 was $500,000.

Company Financial Objectives
To determine the Company financial objectives, the Compensation Committee reviewed the 2017 business plan with the full Board and the executive officers and put in place a challenging set of financial objectives. The Compensation Committee used three financial metrics:

•	net earnings;

•	growth in fully diluted book value per share; and

•	return on equity.
The Compensation Committee then selected a threshold, target, and maximum objective for each of these metrics based on the Company's business plan, which correspond to each executive’s bonus potential. For 2017, the Compensation Committee used net earnings instead of earnings before income taxes (which was the metric utilized in 2016), as it believed a post-tax figure was more aligned to the Board's and shareholders' view of total performance. The financial objectives were set as follows:

Financial Metric	2016 Actual	2017 Threshold	2017 Target	2017 Maximum	2017 Actual	Weighting
Net Earnings	$264.81	$255.34	$300.40	$345.46	$311.46	20%
Growth in Fully Diluted Book Value Per Share	10.8%	9.2%	10.8%	12.4%	10.8%	15%
Return on Equity	10.5%	9.1%	10.7%	12.3%	11.1%	15%
					Total	50%
In establishing financial metrics, the Compensation Committee increased the net earnings target by 13.8% versus 2016 actuals, maintained the fully diluted book value per share target in line with 2016 actuals, and moderately increased the return on equity target. The Compensation Committee considered the Company's risk appetite in building its 2017 business plan and assessed the persistent low interest rate environment, regulatory constraints on our capital and investments, the impact of integrating recent transactions on short-term returns, as well as the very challenging active underwriting environment and the Company's corresponding strategy to maintain a high level of discipline in its underwriting practices. It established metrics that it believed would be challenging and only achievable with strong performance and precise execution, with maximum levels achievable only with extraordinary performance.
Net earnings was achieved slightly above target at $311.46 million, representing an 18% increase from 2016 and our highest net earnings to date. Growth in fully diluted book value per share was achieved in line with target, and return on equity was achieved 0.4% above target at 11.1%. Accordingly, the Compensation Committee determined that the Company achieved the financial objectives at target level, noting also that 102.8% of target had been achieved overall on a weighted-average basis.
Operational Performance Objectives
In early 2017, the Compensation Committee asked each executive to provide a proposed set of individual operational performance goals to the CEO. The CEO reviewed and discussed these goals with each executive and provided the agreed goals to the Compensation Committee for review, deliberation and revision. The CEO submitted his proposed set of individual goals directly to the Compensation Committee.

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At year-end, each executive submitted a self-appraisal of his or her performance versus the goals to the Compensation Committee and the CEO. The Compensation Committee discussed each appraisal with the CEO before making a determination and considered his thoughts and views on overall achievement levels. The Compensation Committee considers achievement of "threshold" level to partially meet operational performance expectations, with "target" level corresponding to meeting expectations, and "maximum" level corresponding to exceptional performance.
Dominic Silvester: Mr. Silvester's operational performance objectives included several strategic and operational objectives, which were as follows: acquire at least the specified level of new non-life run-off loss reserves in line with strategic business growth objectives; fortify the M&A department capabilities for the long-term and enhance the Company's succession planning in identified roles; oversee strategic development of KaylaRe, the total return reinsurer we sponsored with Hillhouse Capital and Stone Point Capital; and oversee execution of the Company's investment strategies.
The Compensation Committee determined that Mr. Silvester achieved goals consistent with the target level of his bonus potential. Under Mr. Silvester's leadership, Enstar completed transactions in 2017 involving approximately $2.5 billion of new run-off business, and the Company continues to see a strong pipeline of future run-off opportunities. He successfully oversaw enhancements to the structure, leadership and resources of the M&A team, as well as the CFO succession plan announcement and transition. Mr. Silvester was heavily involved in overseeing the progress of KaylaRe, which will become a wholly-owned subsidiary following completion of our pending accretive transaction to acquire the remainder of its shares. He also led the continued evolution of our investment function as it became more central to our overall strategy during the year, with investment returns increasing versus 2016 and contributing significantly to our ability to meet our target performance levels even with the impact of unfavorable market conditions and catastrophe events in our active underwriting segments.
Paul O'Shea: Mr. O’Shea's operational performance objectives were as follows: drive the strategic direction of the Company and lead our pursuit of larger scale transactions; oversee specified leadership and strategic objectives in our StarStone segment; assist with a review of our M&A function and implement any subsequently agreed recommendations; and contribute to efforts to succession plan and strengthen our leadership and M&A teams.
The Compensation Committee determined that Mr. O’Shea achieved goals collectively at the target level of his bonus potential, exceeding his strategic M&A objectives, partially achieving his StarStone-related operational objectives given the impact to income from market events, and meeting other objectives. The Compensation Committee recognized his out-performance in working with our strategic partners during the year, which has led to a number of transaction opportunities. Mr. O'Shea was a primary contributor to our completion of transactions involving approximately $2.5 billion of new run-off business during the year, as well as our progression of significant transactions with Allianz SE, Neon Underwriting Ltd., AXIS Managing Agency and Zurich Insurance Group, which ultimately closed in early 2018. He also oversaw the successful divestiture of our Pavonia business, which closed during 2017. Mr. O'Shea made significant contributions to our succession planning initiatives and the development of our next generation leaders. As Executive Chairman of StarStone, he oversaw the continued steady approach to managing the business in a soft market, while at the same time keeping teams engaged on successful delivery of systems transformation initiatives. Although the catastrophe activity in 2017 was within our risk appetite, and StarStone fared comparatively better than many competitors, these events negatively impacted StarStone's operating results and combined ratio.
Orla Gregory: Ms. Gregory's operational performance objectives were as follows: continue leadership over ongoing restructuring and improvement of several key critical group functions; lead our large-scale effort to optimize our IT infrastructure to support future growth; define and implement a target operating model for centralized Group services to enhance management reporting; contribute to efforts to strengthen our leadership team and achieve our succession planning goals and promote company-wide adoption of strategic objectives.
The Compensation Committee determined that Ms. Gregory achieved goals at the target level of her bonus potential. The Compensation Committee recognized that throughout the year she was primarily responsible for efforts to achieve our operational modernization initiatives, including spearheading a change in program management and scoping of our ongoing IT infrastructure optimization project. Ms. Gregory led efforts to re-organize our finance function, leading to the build-out of our budgeting, forecasting, and management reporting teams and processes. In addition, she chaired our ongoing systems transformation program and led the hire and successful transition of a new Chief Information Officer. She was instrumental in overseeing the transition to a new Chief Investment Officer and the design and successful implementation of a new target operating model for our investment function. She also drove significant improvements in our internal audit, risk management and human resource functions.
Mark Smith: Mr. Smith's operational performance objectives were as follows: work with M&A leadership to finance new acquisitions; progress ongoing initiatives to provide internal organizational efficiencies through entity rationalization; increase financing capacity within debt-to-capital limits; contribute to the Company's ongoing efforts

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with its rating agencies to enhance its position; and transition responsibilities to Mr. Bowker in connection with his succession to the role of CFO.
The Compensation Committee determined that Mr. Smith achieved his operational performance objectives at the target level of his bonus potential. The Compensation Committee recognized Mr. Smith's contributions to the successful financing of new transactions and our communications with ratings agencies, and his role in our ongoing consolidation and entity rationalization project resulted in a reduction in entities and associated costs, as well as the elimination of significant intercompany account balances. Mr. Smith seamlessly facilitated the transition of his responsibilities in finance and treasury to his successor, Mr. Bowker, and was a key contributor to our capital planning efforts and our regulatory relationships. While the overall achievement level was assessed at target level, the Compensation Committee determined that it was appropriate to exercise its discretionary Committee Adjustment Amount (described below) to reduce the overall payment to Mr. Smith by 10%, in recognition of the conclusion of his tenure with the Company and transition to the role of consultant.
Guy Bowker: Mr. Bowker's operational performance objectives were as follows: oversee several operational improvement initiatives within the finance function; contribute to treasury team efforts to increase our financing capacity and improve liquidity planning; oversee the integration of accounting processes for acquired entities; and lead initiatives to provide internal organizational efficiencies through entity rationalization.
The Compensation Committee determined that Mr. Bowker achieved his operational performance objectives at the target level of his bonus potential. Mr. Bowker led several operational improvements to our finance function, which included the implementation of new accounting tools that enhanced our reporting processes. Mr. Bowker had a lead role in managing the reporting and communications around our 2017 transactions. He also successfully oversaw several treasury initiatives that have positioned the Company well to take advantage of future opportunities and optimize its current liquidity position. Working with Mr. Smith, Mr. Bowker also progressed our ongoing consolidation and entity rationalization project, which resulted in a more efficient organizational structure and the elimination of significant intercompany account balances. The Compensation Committee also recognized the steps taken in preparation for his transition to the role of CFO, which he assumed on January 1, 2018.
Committee Adjustment Amount
The Committee Adjustment Amount allows for a positive or negative discretionary adjustment of up to 10% on the formulaic bonus outcome described above. Any Committee Adjustment Amount is applied based on the Compensation Committee's judgment of the executive’s overall performance, including for exceptional individual or team achievements. The Committee Adjustment Amount set forth in the 2017 Bonus Calculations table reflect the views of the Compensation Committee summarized above.
2017 Bonus Calculations

Executive	Base Salary	Company Financial Objective Achieved	Corresponding % of Base Salary	Individual Operational Performance Objective Achieved	Corresponding % of Base Salary	Committee Adjustment Amount (% of formulaic bonus)	2017 Bonus Award
Dominic Silvester(1) CEO	£1,848,090	Target	57.5%	Target	57.5%	—%	£2,125,304
Paul O’Shea President	$1,271,535	Target	75.0%	Target	75.0%	—%	$1,907,303
Orla Gregory COO	$1,122,000	Target	72.5%	Target	58.0%	—%	$1,626,900
Mark Smith CFO	$1,040,400	Target	50.0%	Target	50.0%	(10.0)%	$936,360
Guy Bowker Chief Accounting Officer & Deputy CFO	$575,000	Target	50.0%	Target	50.0%	—%	$575,000

(1)
Mr. Silvester's bonus was calculated with reference to his GBP base salary and paid in GBP. Converted to USD using the prevailing exchange rate on the date of payment, Mr. Silvester's bonus amounted to $2,899,926, as reported below in the Summary Compensation Table.

Long-Term Incentive Compensation
We established the 2016 Equity Incentive Plan (the "2016 Equity Plan") to provide our employees with long-term equity-based incentive compensation, which we believe furthers our objective of aligning the interests of management and the other plan participants with those of our shareholders. The 2016 Equity Plan was approved by a 99% vote of our shareholders at our 2016 annual general meeting and is administered by the Compensation Committee. In

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considering whether to make long-term equity-based compensatory awards and how to design them, the Compensation Committee takes into account shareholder dilution and burn rate issues and related concerns.
2016 Equity Plan Snapshot

What the Plan DOES		What the Plan DOES NOT DO
☑	Shareholder approval is required to issue additional shares	☒	No liberal share recycling
☑	Requires 12-month minimum vesting period for options/SARs (with 5% carve out pool)	☒	No evergreen renewal provision
☑	Applies annual award limits for employees and directors	☒	No granting of reload options
☑	Awards under plan are subject to our Clawback Policy	☒	No excise tax gross-up provision
☑	Pool was constituted solely of the shares that remained under the expired 2006 Equity Plan	☒	No liberal Change in Control definition
☑	Performance-based awards vest on a pro-rata basis at target level upon a Change in Control	☒	No single-trigger acceleration of awards upon a Change in Control if acquirer assumes the award or substitutes a new award
☑	All stock options and SARs must have an exercise price or base price equal to or greater than the fair market value of the underlying shares on the grant date	☒	No repricing or cash buy-out of underwater options and SARs without shareholder approval
2017 Awards
Following the adoption of the new equity plan in 2016, the Compensation Committee worked with our independent compensation consultant to develop a long-term incentive program for senior management based on principles of equity compensation it believes are aligned with shareholder expectations and best practice. The awards included a combination of three-year cliff-vesting performance stock unit awards ("PSUs") tied to growth in fully diluted book value per share ("FDBVPS") and three-year tranche-vesting restricted stock unit awards ("RSUs"), with the ratio of PSUs to RSUs increasing with relative levels of seniority.
The legacy stock appreciation right ("SAR") awards for Messrs. Silvester and O'Shea and Ms. Gregory vested in 2017, meaning that these executives no longer had a long-term incentive component to their compensation, which is inconsistent with our compensation philosophy. Accordingly, the Compensation Committee worked with our independent compensation consultant to assess the structure and amount of awards, considering the comparative total direct compensation data for executives in our peer group and the value of historic compensation received from prior awards. The Compensation Committee awarded PSU and RSU awards to these executives using the framework of the senior management program, but chose to increase levels of performance required to achieve threshold, target, and maximum payouts. The awards consisted of 75% PSUs and 25% RSUs, in amounts detailed below in "Executive Compensation Tables - Grants of Plan-Based Awards in 2017," which reflects the Compensation Committee's view that a significant portion of the awards should be performance-based and payable only upon achievement of our long-term performance objectives.
These awards are intended to cover a three-year period, and the Compensation Committee has indicated that, similar to the SAR legacy awards, no additional equity grants will be made to the recipients until after the PSUs / RSUs vest. These awards had the effect of increasing reported compensation for these three executives in the Summary Compensation Table for the 2017 grant year, as the full grant date fair value is shown in the "Stock Awards" column.
The PSUs for Messrs. Silvester and O'Shea and Ms. Gregory would vest as follows during the performance period from January 1, 2017 to December 31, 2019:

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Growth in 3-Year FDBVPS	PSU Vesting as a Percentage of Target(1)
Less than 30.3% (Below Threshold)	—%
30.3% (Threshold)	50%
35.7% (Target)	100%
41% or greater (Maximum)	150%

(1)	Actual payout levels between threshold and target and target and maximum is determined by straight-line interpolation.

Mr. Bowker received a grant of PSUs and RSUs under our senior management program during 2017, as set forth in "Executive Compensation Tables - Grants of Plan-Based Awards in 2017." Unlike the grants to Messrs. Silvester and O'Shea and Ms. Gregory, Mr. Bowker is considered for annual long-term incentive program awards, although the amount of the awards is subject to the Compensation Committee's determination each year. For Mr. Bowker, the Compensation Committee structured his awards with 65% PSUs and 35% RSUs per grant cycle, although due to the timing of awards and the increased allocation to long-term incentive compensation with his role changes, those percentages are not calculable from the Grants of Plan-Based Awards table.
Alignment of Pay and Performance
Our executive compensation program links compensation to Company and individual performance over both the short- and long-term.

What We Reward:		How We Link Pay to Performance:		How We Pay:
Long-term performance over a 3-year period in our LTI program
Strong financial and operational performance, as measured against Board-approved plan in our Annual Incentive Program
Achievement of individual strategic goals
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Significant allocation of executive compensation is to PSU awards that vest according to level of financial results
Annual Incentive Plan payments are tied in large part to achievement of net earnings, growth in FDBVPS, and return on equity
Annual Incentive Plan drives accountability for executing individual strategic objectives
è
CEO Reported Pay

Increased vs. 2016, primarily reflecting grant date fair value of equity award intended to cover a 3-year period

Other NEO Reported Pay

Collectively increased vs. 2016, primarily reflecting grant date fair value of equity award granted to President and COO intended to cover a 3-year period

We outperformed our net earnings target and met our other Annual Incentive Plan targets; a number of critical financial and operational goals were achieved, including major transactions and other accomplishments

Other Benefits and Perquisites
We provide certain additional benefits in furtherance of our objective of retaining and attracting key talent and pursuant to contractual provisions. In 2017, our executive officers participated in the same group insurance and employee benefit plans, including long-term disability insurance, life insurance, and medical and dental benefits on the same basis as our other Bermuda salaried employees, and Mr. Silvester received certain additional expense reimbursements for non-plan medical and dental items. We pay the employee’s share of Bermudian government payroll and social insurance taxes for all of our Bermuda employees, including our executive officers, which we believe is common practice at other Bermuda-based public companies. Our executive officers also receive payment in lieu of a retirement benefit contribution, as described below in the "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table" under "Retirement and Other Benefits."
Because our business is global but our headquarters are in Bermuda, our executives may have relocated from their home countries. This can result in maintaining a second residence or having to travel to see family who may be in a different location, and we may provide reimbursements for certain costs related to such travel and living arrangements. During 2017, we reimbursed Mr. Silvester for certain housing expenses, and certain expenses related to his relocation, which occurred in April 2017.

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Executive Employment Agreements
Employment contracts are required in the jurisdictions in which our NEOs are based. During 2017, the Compensation Committee negotiated new employment agreements with Messrs. Silvester and O'Shea and Ms. Gregory, as their respective contracts were due to expire at the end of 2017 and the Board determined it was critical to retain these executives into at least 2020. In February 2017, the Compensation Committee approved an acceleration of vesting of Mr. Silvester's legacy SARs from August 13, 2017 to March 2, 2017, and a simultaneous shortening of the expiration date from August 13, 2018 to December 31, 2017, which was done in connection with entering into his new employment agreement.
The Compensation Committee also approved Mr. Bowker's CFO employment contract, which was entered into on December 28, 2017 and took effect January 1, 2018.
See "Executive Compensation Tables - Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table - Employment Agreements with Executive Officers" below for a summary of the material terms of these employment agreements.
Post-Termination Payments
Our employment agreements with our executive officers each provide for certain benefits in the event of a change in control followed by termination of the executive’s employment for specified reasons (referred to as a "double trigger"), including a cash payment, accelerated vesting of equity awards, family medical benefits, and, in certain circumstances, payment of annual incentive bonus. We believe these benefits are common features in many of our peers’ compensation programs. See “Executive Compensation Tables - Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table - Employment Agreements with Executive Officers" below for a summary of these employment agreements. The terms of the employment agreements reflect arm’s-length negotiations between us and each executive officer.
Separately from our employment agreements and equally applicable to any participant, our 2016 Equity Plan only provides for plan participants to receive accelerated vesting upon a change in control if the acquirer does not assume or convert the awards, or substitute new awards. In the case of performance-based awards granted under the 2016 Equity Plan, if the acquirer does not assume, convert, or substitute awards, only a pro-rata portion of the target opportunity for the performance period would accelerate upon a change in control, based on the portion of the performance period that has been completed.
Clawback of Incentive Compensation
Our Clawback Policy (the "Clawback Policy") applies to all cash and equity incentive awards granted after its adoption. The Clawback Policy allows the Board of Directors or the Compensation Committee to recoup or "clawback" incentive compensation if an employee: (i) engages in misconduct pertaining to a financial reporting requirement under the federal securities laws that requires a restatement to correct an error; (ii) receives incentive compensation based on inaccurate financial or operating measure that when corrected causes significant harm to the Company; (iii) engages in any fraud, theft, misappropriation, embezzlement or dishonesty to the detriment of our financial results; or (iv) engages in conduct that is not in good faith and disrupts, damages, impairs, or interferes with our business, reputation, or employees.
In addition, our 2016-2018 Annual Incentive Plan works in conjunction with our Clawback Policy in that it allows the Compensation Committee to cancel an award if the program participant has engaged in conduct or acts determined to be materially injurious, detrimental or prejudicial to the Company's interest, and allows us to recoup any amount in excess of what the participant should have received under the terms of the award for any reason, including financial restatement, mistake in calculations or other administrative error. Awards made under our 2016 Equity Plan are also subject to the Clawback Policy. In addition to the policy, our equity plan provides that the Compensation Committee has the authority to require disgorgement of any profit, gain or other benefit received in respect of restricted shares, options and stock appreciation rights for a period of up to 12 months prior to the grantee’s termination for cause.
Once final rules are adopted regarding clawback requirements under the Dodd-Frank Act, we will consider and adopt any additional responsive policies required. As a publicly traded company, the mandates of the Sarbanes-Oxley Act requiring clawback of compensation under specified circumstances also apply to us.
Other Matters
Hedging Prohibition
Under our Code of Conduct, our employees, officers, and directors are prohibited from engaging in any hedging or monetization transactions involving our securities, such as zero-cost collars and forward sale contracts, and are

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also prohibited from trading in derivatives in our securities, such as exchange-traded put or call options and forward transactions.
Share Ownership Guidelines
In November 2017, we adopted Share Ownership Guidelines applicable to our directors and executive officers, which took effect on January 1, 2018. Our Share Ownership Guidelines require our executive officers and directors to achieve and maintain ownership of our ordinary shares at the levels specified in the table below within five years of becoming subject to the guidelines. An individual may not sell or otherwise dispose of Company shares (including during the five year accumulation period) until he or she has met his or her minimum ownership requirement except that shares may be withheld upon vesting to satisfy tax obligations.

Covered Person	Ownership Requirement
CEO	6x base salary
President	3x base salary
COO	3x base salary
CFO & Other Executive Officers	1x base salary
Non-Employee Directors	3x annual cash retainer
Individuals may satisfy their ownership requirements with: (i) shares owned directly or indirectly (including any shares held in retirement account or deferred compensation plan maintained by the Company), (ii) time vested restricted stock, RSUs or phantom stock, (iii) performance shares or PSUs (counted at target), or (iv) share units held in non-employee director deferred compensation plan. Shares are valued based on the closing price of the last completed calendar year. All covered persons are currently in compliance with our Share Ownership Guidelines. The Compensation Committee elected to use a 1x multiplier for the CFO and our Other Executive Officers because these executives were each newly appointed to their officer roles; it expects to reassess this figure in future years as the officers serve additional time in these roles.
Tax and Accounting Treatment of Compensation
Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that we may deduct from our US source income in any one year with respect to certain of our executive officers. As a Bermuda-based company, this limitation has not historically impacted our decisions regarding executive compensation.
We account for equity compensation paid to our employees based on the guidance of the Share-Based Payment topic of the Financial Accounting Standards Board Accounting Standards Codification, which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.
Compensation Risk Assessment
As part of our risk management practices, the Compensation Committee reviews and considers risk implications of and incentives created by our executive compensation program and our compensation policies and practices for the Company as a whole. At the Compensation Committee’s direction, representatives from our risk management and legal departments conducted a risk assessment of our compensation policies and practices for executives and all employees, which was discussed and reviewed by the Compensation Committee.
The review analyzes compensation governance processes, situations where compensation programs may have the potential to raise material risks to the Company, internal controls that mitigate the risk of incentive compensation having an adverse effect, and program elements that further mitigate these risks.
Through this review, the Compensation Committee has concluded that our compensation program does not create risks that are reasonably likely to have a material adverse effect on us.

Enstar Group Limited	48	2018 Proxy Statement

Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management. Based on its review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2017.
COMPENSATION COMMITTEE
B. Frederick Becker
Sandra L. Boss
Robert J. Campbell
Poul A. Winslow

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EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table sets forth compensation earned in 2017, 2016 and 2015 by our Chief Executive Officer, Chief Financial Officer, President, Chief Operating Officer, and Deputy CFO and Chief Accounting Officer. These individuals are referred to in this proxy statement as the "named executive officers." Mr. Smith was succeeded by Mr. Bowker as Chief Financial Officer on January 1, 2018. Reported 2017 total compensation for Messrs. Silvester and O'Shea and Ms. Gregory includes long-term incentive plan awards meant to cover a three-year period, as discussed in footnote 1 to the table.

Name and Principal Position	Year	Salary	Bonus		Stock Awards(1)		Non-Equity Plan Incentive Compensation(2)		All Other Compensation	Total
Dominic F. Silvester(3)	2017	$2,366,424	$			$11,070,000		$2,899,926	$534,740	$16,871,090
Chief Executive Officer	2016	$2,263,450	$			$—		$2,800,000	$882,939	$5,946,389
	2015	$2,230,000		$2,000,000	$		$		$685,796	$4,915,796

Mark W. Smith(4)	2017	$1,035,300	$			$—		$936,360	$169,808	$2,141,468
Chief Financial Officer	2016	$1,015,000	$			$1,000,145		$1,020,000	$147,283	$3,182,428
	2015	$376,984		$500,000		$—	$		$59,058	$936,042

Paul J. O’Shea(5)	2017	$1,265,302	$			$6,918,750		$1,907,303	$197,642	$10,288,997
President	2016	$1,240,492	$			$—		$2,000,000	$169,832	$3,410,324
	2015	$1,222,160		$1,600,000		$—	$		$164,665	$2,986,825

Orla M. Gregory(6)	2017	$1,116,500	$			$4,612,500		$1,626,900	$181,284	$7,537,184
Chief Operating Officer	2016	$1,050,000		$199,250		$—		$1,300,750	$150,783	$2,700,783
	2015	$787,500		$1,000,000		$—	$		$121,199	$1,908,699

Guy T.A. Bowker(7)	2017	$468,750	$			$309,828		$575,000	$105,334	$1,458,912
Deputy CFO and Chief Accounting Officer

(1)
The amount shown in the Stock Awards column represents the aggregate grant date fair value of time-vested restricted shares, RSUs, and PSUs granted to our named executive officers in the applicable fiscal year, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. Each of Messrs. Silvester and O'Shea and Ms. Gregory received a grant consisting of 75% PSUs and 25% RSUs during 2017 as described below in "Grants of Plan-Based Awards in 2017." These awards are meant to cover a three-year period and no additional RSUs or PSUs will be granted to these individuals until vesting is complete in 2020. Amounts reported in the table in respect of PSUs reflect a "target" level of performance. If the maximum level of performance were to be achieved, then the number of shares that would be received in respect of such PSUs would be 150% of the number of PSUs granted, and the grant date value of such awards would have been as follows: Dominic F. Silvester - $12,453,750; Paul J. O'Shea - $7,783,594; Orla M. Gregory - $5,189,063; and Guy T.A. Bowker - $162,971. Whether the recipients of PSUs will receive any shares in respect of PSU awards depends on whether Enstar achieves certain levels of growth in fully diluted book value per share.

(2)
The amounts reported reflect the actual performance-based annual incentive bonuses paid to each named executive officer for the applicable fiscal year pursuant to the Annual Incentive Plan. The bonuses paid pursuant to the Annual Incentive Plan are described above in "Compensation Discussion and Analysis - Annual Incentive Compensation.”

(3)
All Other Compensation for 2017 represents: (a) perquisites valued at aggregate incremental cost to Enstar, including (i) certain housing expenses ($63,630); (ii) shipping expenses relating to relocation to the United Kingdom ($6,216); (iii) professional advisor fees in connection with relocation to the United Kingdom ($336,566); and (iv) additional medical and dental expense reimbursement pursuant to employment agreement ($34,599); and (b) other compensation, including (i) payment in respect of retirement benefit contribution ($76,299) and (ii) payment of the employee's share of Bermudian payroll and social insurance tax ($17,430). Both the retirement benefit contribution and the payroll and social insurance tax payment are payments we provide to all of our Bermuda-based employees. Pursuant to his employment agreement, we began compensating Mr. Silvester in British Pounds ("GBP") in April 2017, and amounts paid to him in GBP have been converted to United States Dollars ("USD") at the then-prevailing exchange rate on the day of payment.

(4)
All Other Compensation for 2017 represents other compensation, including (i) cash payment in respect of retirement benefit contribution ($103,530) and (ii) payment of the employee’s share of Bermudian payroll and social insurance tax ($66,278). Both the retirement benefit contribution and the payroll and social insurance tax payment are payments we provide to all of our Bermuda-based employees.

(5)
All Other Compensation for 2017 represents other compensation, including: (i) cash payment in respect of retirement benefit contribution ($126,530) and (ii) payment of the employee’s share of Bermudian payroll and social insurance tax ($71,112). Both the retirement benefit contribution and the payroll and social insurance tax payment are payments we provide to all of our Bermuda-based employees.

(6)
All Other Compensation foir 2017 represents other compensation, including: (i) cash payment in respect of retirement benefit contribution ($111,650) and (ii) payment of the employee’s share of Bermudian payroll and social insurance tax ($69,634). Both the retirement benefit contribution and the payroll and social insurance tax payment are payments we provide to all of our Bermuda-based employees.

(7)
All Other Compensation for 2017 represents other compensation, including: (i) cash payment in respect of retirement benefit contribution ($46,875) and (ii) payment of the employee’s share of Bermudian payroll and social insurance tax ($58,459). Both the retirement benefit contribution and the payroll and social insurance tax payment are payments we provide to all of our Bermuda-based employees.

Enstar Group Limited	50	2018 Proxy Statement

Grants of Plan-Based Awards in 2017

Name	Award Type	Approval Date	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant date fair value of Stock and Option Awards(4)
				Threshold	Target	Maximum	Threshold	Target	Maximum
Dominic F. Silvester	AIP		n/a	$2,306,472	$2,947,158	$3,946,629
	RSUs	May 9, 2017	May 10, 2017							15,000	$2,767,500
	PSUs	May 9, 2017	May 10, 2017				22,500	45,000	67,500		$8,302,500
Mark W. Smith	AIP		n/a	$795,906	$1,040,400	$1,316,106
Paul J. O'Shea	AIP		May 10, 2017	$1,144,382	$1,907,303	$2,517,639
	RSUs	May 9, 2017	May 10, 2017							9,375	$1,729,688
	PSUs	May 9, 2017	May 10, 2017				14,063	28,125	42,188		$5,189,063
Orla M. Gregory	AIP		n/a	$1,009,800	$1,626,900	$2,159,850
	RSUs	May 9, 2017	May 10, 2017							6,250	$1,153,125
	PSUs	May 9, 2017	May 10, 2017				9,375	18,750	28,125		$3,459,375
Guy T.A. Bowker(5)	AIP		n/a	$439,875	$575,000	$727,375
	RSUs	November 6, 2017	November 17, 2017							889	$201,181
	PSUs	November 7, 2016	January 3, 2017				275	549	824		$108,647

(1)
The amounts reported in these columns represent estimated possible payouts of performance-based annual incentive cash bonuses under the 2016-2016 Annual Incentive Plan ("AIP") in respect of 2017, assuming threshold achievement, target achievement and maximum achievement of the applicable performance metrics and assuming full negative and positive exercise of the Committee Adjustment Amount for threshold and maximum awards, respectively. The Committee Adjustment Amount is described in detail in "Compensation Discussion and Analysis - Annual Incentive Compensation - Committee Adjustment Amount." The actual amounts paid to our named executive officers in respect of 2017 are included in the Summary Compensation Table in the "Non-Equity Incentive Plan Compensation" column.

(2)
The amounts reported in these columns represent grants pursuant to the 2016 Equity Plan during 2017 of PSUs that cliff vest following a three-year performance period, subject to the Company's of achievement of certain levels of growth in fully diluted book value per share selected by the Compensation Committee. Failure by the Company to attain at least a threshold level of financial performance during the performance period in respect of an award would result in zero vesting of performance share units under such award.

(3)
The amounts reported in this column represent grants pursuant to the 2016 Equity Plan during 2017 of time-based restricted share units that vest in three substantially equal annual installments beginning on the first anniversary of their respective grant dates.

(4)
The amounts reported in this column represent the grant date fair value of time-vested restricted share units and performance share units granted to our named executive officers in the applicable fiscal year, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions made in the valuation of stock awards are discussed in Note 19 - Share-Based Compensation and Pensions of our 2017 Form 10-K.

(5)	In connection with his promotion to the role of CFO, the Compensation Committee used Mr. Bowker's 2018 annual rate of base salary as the reference salary to calculate his 2017 bonus award.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Employment Agreements with Named Executive Officers
We have employment agreements with all of our named executive officers. Our agreements with Messrs. Silvester and O’Shea originally became effective as of May 1, 2007 following our public listing on the NASDAQ stock exchange

Enstar Group Limited	51	2018 Proxy Statement

and have been extended on subsequent occasions. Our employment agreements with Mr. Smith, Ms. Gregory and Mr. Bowker originally became effective as of May 11, 2015, August 18, 2015 and July 28, 2015, respectively.
On March 28, 2017, we entered into a new employment agreement with Mr. Silvester (subsequently amended on April 12, 2017) with a three-year term extending until April 17, 2020, which reflects his relocation to the United Kingdom on such date, among other changes. On May 19, 2017, we entered into new employment agreements with Mr. O'Shea and Ms. Gregory with three-years terms extending to May 19, 2020. The new agreements for Messrs. Silvester and O'Shea and Ms. Gregory no longer contain an automatic renewal clause, nor a mandatory cost-of-living base salary increase (as existed in the prior contracts). Contractual clawbacks have also been added to supplement our Company policy.
In connection with his appointment as Chief Financial Officer, we entered into a new employment agreement with Mr. Bowker effective as of January 1, 2018. Mr. Bowker's employment agreement continues for an indefinite term until terminated in accordance with its terms.
The material terms of each of the employment agreements are described below in the section entitled "Potential Payments upon Termination or Change in Control," and are substantially similar for the executives other than as noted. The employment agreements also provide for certain benefits and certain restrictive covenants upon termination of employment for various reasons.
Transition Agreement Terms for Mark Smith
On May 19, 2017, we entered into a Transition Agreement with former Chief Financial Officer Mark Smith (the "Transition Agreement"), which provided for the transition of certain of his responsibilities and the amendment of his prior employment agreement dated May 11, 2015 (the "Existing Agreement"). Under the Transition Agreement, Mr. Smith served as our Chief Financial Officer until December 31, 2017 and began a consulting role for the Company beginning January 1, 2018 for a two-year term for which he receives a fee of $62,500 monthly. Mr. Smith continued to receive his regular base salary through December 31, 2017, and he remained eligible to receive a performance bonus in respect of 2017 pursuant to our 2016-2018 Annual Incentive Plan, as reflected in the Summary Compensation Table above. In connection with the transition, Mr. Smith also received (i) a cash payment in lieu of 2017 retirement benefit contribution of as set forth in the Summary Compensation Table above and (ii) continued comprehensive medical and dental benefits through December 31, 2019 on the same terms as provided generally to Enstar's Bermuda employees. In addition, his outstanding equity award continued to vest in accordance with its terms notwithstanding his transition to a consulting role.
Incentive Awards
Awards granted under our 2016 Annual Incentive Plan and our equity incentive plans are described in "Compensation Discussion and Analysis - Annual Incentive Compensation" and "Long-Term Incentive Compensation," respectively.
Retirement and Other Benefits
We maintain retirement plans and programs for our employees in Bermuda, Australia, the United Kingdom, Europe, and the United States. On an annual basis, our employees and executive officers in Bermuda receive an amount equal to 10% of their base salaries in respect of a retirement benefit contribution. The amounts paid to each of our executive officers are included in the amounts shown in the "All Other Compensation" column of the Summary Compensation Table above. Amounts for other benefits included in the "All Other Compensation" column of the Summary Compensation Table are described in "Compensation Discussion and Analysis - Other Benefits and Perquisites."

Enstar Group Limited	52	2018 Proxy Statement

Outstanding Equity Awards at 2017 Fiscal Year-End
The following table sets forth information regarding all outstanding equity awards held by the executive officers at December 31, 2017.

			Option Awards			Stock Awards(1)
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Dominic F. Silvester	May 10, 2017	(2)				15,000	$3,011,250
	May 10, 2017	(3)						22,500	$4,516,875
Mark W. Smith	March 2, 2016	(4)				2,083	$418,162
Paul J. O'Shea	May 10, 2017	(2)				9,375	$1,882,031
	May 10, 2017	(3)						14,063	$2,823,147
Orla M. Gregory	June 9, 2014	(5)	20,000	$147.75	June 9, 2024
	May 10, 2017	(2)				6,250	$1,254,688
	May 10, 2017	(3)						9,375	$1,882,031
Guy T.A. Bowker	November 17, 2016	(2)				366	$73,475
	January 3, 2017	(3)						275	$55,206
	November 17, 2017	(2)				889	$178,467

(1)	Market value of stock awards based on 200.75 per share, the closing price of our ordinary shares on December 31, 2017.

(2)	Represents a grant pursuant to the 2016 Equity Plan of RSUs that vest in three equal annual installments beginning on the first anniversary of the grant date.

(3)
Represents a grant pursuant to the 2016 Equity Plan of PSUs that cliff vest following a three-year performance period that began on January 1, 2017, subject to the Company's of achievement of certain levels of growth in fully diluted book value per share selected by the Compensation Committee. The number of unearned PSUs related to the 2017-2019 performance period is reported in the “Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested” column based on the threshold number of PSUs (50% of target) that may be earned for the performance period.

(4)	Represents a grant pursuant to the 2006 Equity Incentive Plan of restricted shares that began vesting in three equal annual installments on March 31, 2016.

(5)	Represents fully vested cash-settled SARs granted in 2014. No shares of stock may be issued upon exercise.
Option Exercises and Stock Vested during 2017 Fiscal Year
The following table sets forth information regarding the vesting of restricted shares held by the executive officers during the 2017 fiscal year.

				Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Dominic F. Silvester	250,000	$12,637,500	(1)
Mark W. Smith				2,082	$398,287	(2)
Paul J. O'Shea	183,333	$10,431,648	(3)
Orla M. Gregory
Guy T.A. Bowker				183	$41,413	(4)

(1)
Based on the exercise of cash-settled SARs with an exercise price of $141.10 and the closing price of our ordinary shares on March 13, 2017 of $191.65 (the date of exercise). No shares were issued upon exercise. On February 20, 2017, the Compensation Committee accelerated the vesting date of Mr. Silvester's SARs so that they became fully exercisable on March 2, 2017 and amended the expiration date so that the SARs expired on December 31, 2017.

(2)	Based on $191.30 per share, the closing price of our ordinary shares on March 31, 2017 (the vesting date).

(3)
Based on the exercise of cash-settled SARs with an exercise price of $141.10 and the closing price of our ordinary shares on August 13, 2017 of $198.00 (the date of exercise). No shares were issued upon exercise.

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(4)	Based on $226.30 per share, the closing price of our ordinary shares on November 17, 2017 (the vesting date).
Potential Payments upon Termination or Change in Control
This section describes payments that would be made to our executive officers following termination of employment or upon a change in control of the Company. In the first part of this section, we describe benefits under employment agreements and general plans that apply to any executive officer participating in those plans. We then provide estimated amounts of benefits assuming the occurrence of certain hypothetical termination events as of December 31, 2017.
Employment Agreements for Dominic F. Silvester, Paul J. O'Shea, and Orla M. Gregory
Our named executive officers are entitled to certain benefits under their employment agreements upon termination of their employment. Upon termination for any reason, each is entitled to any salary, bonuses, expense reimbursement and similar amounts (including pension benefits) that were already earned, but not yet paid.
Under our employment agreements with Messrs. Silvester and O'Shea and Ms. Gregory, "cause" means: (i) fraud or dishonesty in connection with the executive’s employment that results in a material injury to us, (ii) the executive officer’s conviction of any felony or crime involving fraud or misrepresentation, (iii) a specific material and continuing failure of the executive officer to perform his/her duties following written notice and failure by the executive officer to cure such failure within 30 days, or (iv) a specific material and continuing failure of the executive officer to follow reasonable instructions of the Board following written notice and failure by the executive officer to cure such failure within 30 days.
Under the employment agreements, without "good reason" means resigning in circumstances other than: (i) a material breach by us of our obligations under the agreement following written notice and failure by us to cure such breach within 30 days, (ii) the relocation of the executive officer’s principal business office outside of Bermuda (or in the case of Mr. Silvester, the United Kingdom) without his/her consent, or (iii) any material reduction in the executive officer’s duties or authority.
Termination for "Cause" or Voluntary Termination without "Good Reason." If we terminate the employment agreement of Mr. Silvester, Mr. O'Shea or Ms. Gregory for "cause," or if one of them voluntarily terminates his/her employment agreement with us without "good reason," we will not be obligated to make any payments to the executive officer other than amounts that have been fully earned by, but not yet paid to, the executive officer.
Termination "without Cause" or Termination with "Good Reason." Messrs. Silvester and O'Shea and Ms. Gregory are entitled to the benefits described below if: (i) we terminate the executive officer’s employment "without cause" or (ii) the executive officer terminates his/her employment with "good reason": (A) any amounts (including salary, bonuses, expense reimbursement, etc.) that have been fully earned by, but not yet paid to, the executive officer as of the date of termination; (B) a lump sum amount equal to three times the executive officer’s annual base salary (for Messrs. Silvester and O'Shea) and two times (for Ms. Gregory); (C) continued medical benefits coverage for the executive officer, his/her spouse and dependents at our expense for 36 months (for Messrs. Silvester and O'Shea) and 24 months (for Ms. Gregory); (D) vesting of each outstanding unvested equity incentive award, if any, granted to the executive officer before, on or within three years of the effective date of the employment agreement; and (E) for the year in which the executive officer’s employment terminates, provided that we achieve any performance goals established in accordance with any incentive plan in which the executive officer participates, an amount equal to the bonus that the executive officer would have received had he or she been employed by us for the full year (an "Incentive Plan Payment").
Termination following a Change in Control. Our employment agreements with Messrs. Silvester and O'Shea and Ms. Gregory are "double trigger" in nature, meaning that in the event of a change in control as defined in the employment agreements, the executive officer is entitled to the prescribed employment agreement benefits only following termination of employment. Termination of employment must be either: (i) termination by us "without cause" or (ii) termination by executive with "good reason." The termination must also occur within one year of a change in control. If these conditions are met, the executive would be entitled to the same benefits described above under "Termination without Cause/Termination with Good Reason."
If the executive ends his/her employment following a change in control without "good reason," the executive would receive only earned but unpaid compensation as of the termination date under his/her employment agreement.
Death of Executive. In the event of an executive officer’s death, his/her employment agreement automatically terminates, and his/her designated beneficiary or legal representatives are entitled to: (A) a lump sum payment equal to five times the executive officer’s annual base salary in effect at the time of his/her death, pursuant to life insurance benefits we maintain; (B) an Incentive Plan Payment reduced on a pro rata basis to reflect the amount of calendar days during the year that he/she was employed (a "Pro Rata Incentive Plan Payment"); and (C) continued medical

Enstar Group Limited	54	2018 Proxy Statement

benefits coverage under the employment agreement for the executive officer’s spouse and dependents for a period of 36 months (for Messrs. Silvester and O'Shea) and 24 months (for Ms. Gregory) following death.
Disability of Executive. For Messrs. Silvester and O'Shea and Ms. Gregory, either the executive officer or we may terminate his/her employment agreement if the executive officer becomes disabled, by providing 30 days’ prior written notice to the other party. Under the executive officers’ employment agreements, disability means the executive officer has been materially unable to perform his/her duties for any reason for 120 days during any period of 150 consecutive days. If the executive officer’s employment ends because of disability, then he/she is entitled to: (A) any amounts (including salary, bonuses, expense reimbursement, etc.) that have been fully earned by, but not yet paid to, the executive officer as of the date of such termination; (B) base salary for a period of 36 months (for Messrs. Silvester and O'Shea) or 24 months (for Ms. Gregory) - with base salary payments being offset by any payments to the executive officer under the Company's disability insurance policies; (C) a Pro Rata Incentive Plan Payment; and (D) continued medical benefits coverage for the executive officer, his/her spouse and dependents at our expense for 36 months (for Messrs. Silvester and O'Shea) and 24 months (for Ms. Gregory).
Restrictive Covenants. In addition, each employment agreement provides the Company with certain protections in the form of restrictive covenants, including that if the executive fails to remain employed through the current term (other than in the event of termination by the Company "without cause" or by the executive with "good reason"), he/she may not compete with us for a specified period following the date of termination of employment. Such specified periods are 18 months with respect to Messrs. Silvester and O'Shea and 12 months with respect to Ms. Gregory. The agreements also include restrictive covenants regarding non-solicitation, confidentiality, and non-disparagement.
Mark Smith Transition Arrangement
The benefits actually received by Mr. Smith following his transition to the role of consultant on December 31, 2017 are described above in "-Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table - Transition Agreement Terms for Mark Smith."
Guy Bowker Employment Agreement
In connection with Mr. Smith's transition, Mr. Bowker assumed the role of Chief Financial Officer on January 1, 2018. We also entered into a new employment agreement with Mr. Bowker, effective on January 1, 2018. Pursuant to his prior employment agreement, Mr. Bowker would have been entitled to the benefits described below (in addition to any amounts earned but not yet paid) in the event of the occurrence of a hypothetical termination event on December 31, 2017.
In the event of termination for any reason other than by us for cause, Mr. Bowker would have been entitled to (i) three months' written notice of termination under his prior agreement, which could be satisfied in our discretion with payment in lieu of notice and (ii) a repatriation benefit comprising reimbursement for airfare for him and his family and reimbursement of reasonable shipping expenses not to exceed $15,000. If Mr. Bowker's employment were terminated by us due to conditions of redundancy, he would also be entitled to receive a payment of severance allowance equal to 14 weeks' base salary in addition to the benefits described above.
Annual Incentive Plan
Under the Annual Incentive Plan, a change in control would accelerate payment of bonuses by changing the measurement period to determine bonuses from the calendar year to a period that begins on the first day of the calendar year and ends on the date of the change in control.
Equity Incentive Plans
Our 2016 Equity Plan provides that the Compensation Committee will not fully vest outstanding awards and will not make any payments in respect of outstanding awards if the Compensation Committee determines, prior to a Change in Control, that the surviving or successor corporation will assume all outstanding awards, or substitute a new award of the same type for each outstanding award. If such assumption or substitution does not occur, the Compensation Committee may fully vest all outstanding awards in the event of a Change in Control, other than performance stock and PSUs, and may terminate such outstanding awards in exchange for a settlement payment based upon the price per Share received in connection with the Change in Control. Unless otherwise determined by the Compensation Committee, performance stock and PSUs with respect to completed performance periods shall be paid if earned and with respect to in-progress performance periods, a pro-rata portion of the target award opportunity shall be paid based on the portion of the performance period that has been completed as of the date of the Change in Control.

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Hypothetical Payments and Benefits
The following table sets forth the benefits payable to each executive officer assuming the occurrence of certain hypothetical events on December 31, 2017. The benefits actually received by Mr. Smith following his transition from executive officer to consultant on December 31, 2017 are described above and are not included in the table.

Name	Executive Voluntary Termination or Company Termination for Cause(1)	Executive Voluntary Termination for Good Reason, Company Termination Without Cause(2)		Change in Control	Death	Disability
Dominic F. Silvester
Base Salary	$—	$7,486,378	(3)	$—	$—	$7,486,378	(4)
Bonus(5)	—	2,125,304		—	2,125,304	2,125,304
Medical Benefits(6)	—	100,144		—	100,144	100,144
Life Insurance(7)	—	—		—	12,477,296	—
Accelerated Vesting(8)	—	12,045,000		6,022,500	6,022,500	6,022,500
TOTAL	$—	$21,756,825		$6,022,500	$20,725,244	$15,734,325
Paul J. O'Shea
Base Salary	$—	$3,814,606	(3)	$—	$	$3,814,606	(4)
Bonus(5)	—	1,907,303		—	1,907,303	1,907,303
Medical Benefits(6)	—	110,848		—	110,848	110,848
Life Insurance(7)	—	—		—	6,357,676	—
Accelerated Vesting(8)	—	7,528,125		3,764,063	3,764,063	3,764,063
TOTAL	$—	$13,360,882		$3,764,063	$12,139,890	$9,596,819
Orla M. Gregory
Base Salary	$—	$2,244,000	(3)	$—	$—	$2,244,000	(4)
Bonus(5)	—	1,626,900		—	1,626,900	1,626,900
Medical Benefits(6)	—	28,917		—	27,859	27,859
Life Insurance(7)	—	—		—	5,610,000	—
Accelerated Vesting(8)	—	5,018,750		2,509,375	2,509,375	2,509,375
TOTAL	$—	$8,918,567		$2,509,375	$9,774,134	$6,408,134
Guy T.A. Bowker(9)
Base Salary	$—	$125,000	(3)	$—	$—	$
Bonus(5)	—	—		—	—	—
Medical Benefits	—	—		—	—	—
Life Insurance(7)	—	—		—	—	—
Accelerated Vesting(8)	—	—		270,343	270,343	270,343
TOTAL	$—	$125,000		$270,343	$270,343	$270,343

(1)
Upon termination, the executive officer would be entitled only to amounts (including salary, bonus, expense reimbursement, etc.) that have been fully earned but not yet paid on the date of termination.

(2)
Pursuant to the "double trigger" nature of the executive officer employment agreements, any executive officer terminated without cause or resigning with good reason within one year of a change in control would receive benefits equivalent to those set forth in this column.

(3)
Reflects a lump sum payment equal to three times annual base salary in effect on December 31, 2017 for Messrs. Silvester and O'Shea; two times annual base salary for Ms. Gregory and 3 months continuation of base salary for Mr. Bowker.

(4)
Reflects annual base salary in effect on December 31, 2017 for a period of 36 months for Messrs. Silvester and O'Shea and 24 months for Ms. Gregory, payable in accordance with our regular payroll practices, which would be offset by any amounts we recover under the Company's disability insurance policies.

(5)
Bonus payments for the 2017 year were determined in accordance with the process described in "Compensation Discussion and Analysis - Annual Incentive Compensation", the bonus amount is assumed to be equal to the actual bonus awarded to the executive officer for the year ended December 31, 2017, which was paid in cash in 2018.

(6)
Reflects the value of continued coverage under medical plans for the executive officers and their respective families and assumes continuation of premiums paid by us as of December 31, 2017 for the maximum coverage period of 36 months for Messrs. Silvester and O'Shea and 24 months for Ms. Gregory.

(7)	Reflects a lump sum payment of life insurance benefits equal to five times annual base salary pursuant to a life insurance policy maintained on behalf of the executive by the Company.

(8)	Based on $200.75 per share, the closing price of our ordinary shares on December 31, 2017.

Enstar Group Limited	56	2018 Proxy Statement

(9)
Mr. Bowker's new employment agreement, which took effect January 1, 2018 in connection with his promotion to the role of CFO, provides that if his employment is terminated by us without “cause” or by him for “good reason,” including if such termination occurs within one year of a change in control, Mr. Bowker would be entitled to payment of: (i) one year of base salary, (ii) one year of continued medical benefits, and (iii) a pro rata bonus in respect of the year of termination.

Enstar Group Limited	57	2018 Proxy Statement

CEO PAY RATIO
SEC rules require the Company to determine the annual total compensation of our median-compensated employee for 2017 and present a comparison of that person's compensation to the annual total compensation of our CEO, Dominic Silvester. Our pay ratio was calculated using the ratio of Mr. Silvester's annual total compensation (as reported in the Summary Compensation Table) to the annual total compensation of our median employee (calculated in accordance with the Summary Compensation Table rules), for fiscal year 2017. Mr. Silvester's 2017 annual total reported compensation was $16,871,090. The 2017 annual total compensation of our median compensated employee was $91,176. Accordingly, our pay ratio for 2017 was 185 to 1.
During 2017, Mr. Silvester received an equity award consisting of 75% PSUs and 25% RSUs with a grant date fair value of $11,070,000, which is intended to cover a three-year period. Mr. Silvester will only realize value on the PSU component of his award if the Company achieves a requisite level of three-year growth in fully diluted book value per share as described above in "Compensation Discussion and Analysis - Long-Term Incentive Compensation." According to SEC rules, however, the entire grant date fair value is reported as 2017 compensation in our Summary Compensation Table. Annualizing Mr. Silvester's equity award over the three-year vesting period would yield a pay ratio of 104 to 1.
To calculate our CEO pay ratio, we identified a median-compensated employee for whom 2017 annual total compensation could be determined. We determined the median-compensated employee by collecting compensation data for all of our full- and part-time staff employed by us across all jurisdictions on October 1, 2017, excluding Mr. Silvester. We excluded from this population all personnel classified as independent contractors whose compensation is determined by third parties.
To identify the median-compensated employee, we used total cash compensation as our compensation measure, which included (i) base salary or wages, including overtime, and (ii) annual incentive payments made during the one-year period ended September 30, 2017. Equity compensation, including any equity awards settled in cash, was not included in total cash compensation. We annualized total cash compensation for permanent employees hired during the period, but we did not make any cost-of-living or other adjustments, assumptions or estimates. Total cash compensation paid in a foreign currency was converted to U.S. Dollars at prevailing exchange rates as of September 29, 2017.
EQUITY COMPENSATION PLAN INFORMATION
The following table presents information regarding our equity compensation plans as of December 31, 2017.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders	—	$—	664,813	(1)
Equity compensation plans not approved by security holders	46,962	$113.89	53,038	(2)
Total			717,851

(1)
Consists of 537,406 ordinary shares that are available for future issuance under the 2016 Equity Plan and 127,407 ordinary shares available under the Enstar Group Limited Employee Share Purchase Plan as of December 31, 2017.

(2)	Consists of ordinary shares available for future issuance under the Deferred Compensation Plan, which is described above under "Director Compensation - Deferred Compensation Plan."

Enstar Group Limited	58	2018 Proxy Statement

AUDIT COMMITTEE REPORT
The primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, independence and performance and the performance of the Company’s internal audit function. The Audit Committee is solely responsible for the appointment, retention and compensation of the Company’s independent registered public accounting firm. It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and the independent auditors, as appropriate.
In performing its duties, the Audit Committee:

•	has reviewed the Company’s audited financial statements for the year ended December 31, 2017 and had discussions with management regarding the audited financial statements;

•
has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board, under which such firm must provide us with additional information regarding the conduct of the audit of the Company’s financial statements;

•
has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence; and

•	has discussed with the independent registered public accounting firm their independence, the audited financial statements and other matters the Audit Committee deemed relevant and appropriate.
Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2017 be included in the Company’s Annual Report on Form 10-K for that year.
AUDIT COMMITTEE
Robert J. Campbell, Chairman
B. Frederick Becker
Hitesh R. Patel

Enstar Group Limited	59	2018 Proxy Statement

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Four Class III directors are to be elected at the Annual General Meeting to hold office until our annual general meeting in 2021:
Dominic F. Silvester
Sandra L. Boss
Hans-Peter Gerhardt
Poul A. Winslow
Messrs. Silvester, Gerhardt, and Winslow and Ms. Boss are currently serving as directors, and their biographies are available above under "Corporate Governance - Board of Directors." Included in each nominee’s biography is an assessment of his or her specific qualifications, attributes, skills and experience.
Our Board nominated Messrs. Silvester, Gerhardt, and Winslow and Ms. Boss following the recommendation by our Nominating and Governance Committee, a committee comprised entirely of independent directors. Each nominee has consented to serve if elected. We do not expect that any nominee will become unavailable for election as a director, but if a nominee should become unavailable prior to the meeting, the proxies to vote for such nominee will instead either be voted for a substitute nominee recommended by our Board, or not voted, if the Board determines in its discretion that the position should remain vacant.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES

Enstar Group Limited	60	2018 Proxy Statement

PROPOSAL NO. 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
We hold an advisory vote on our executive compensation each year. Accordingly, we are asking our shareholders to cast an advisory vote to approve the compensation of our executive officers as disclosed in this proxy statement.
Before you vote, we urge you to read the Compensation Discussion and Analysis and the Executive Compensation Tables sections of this proxy statement for additional details on our executive compensation, including its governance, framework, components, and the compensation decisions for our executive officers for 2017.
As an advisory vote, the results of this vote will not be binding on the Board or the Company. However, the Board values the opinions of our shareholders, and will, as it did last year, carefully consider the outcome of the vote when making future decisions on the compensation of our executive officers and our executive compensation principles, policies and procedures.
We ask our shareholders to approve the compensation of our executive officers by voting "FOR" the following resolution:
RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the executive officers, as disclosed in the Company’s proxy statement for the 2018 Annual General Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF OUR EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT

Enstar Group Limited	61	2018 Proxy Statement

PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has reappointed KPMG Audit Limited ("KPMG"), as our independent registered public accounting firm for the year ending December 31, 2018. At the Annual General Meeting, shareholders will be asked to ratify this appointment and to authorize our Board, acting through the Audit Committee, to approve the fees for KPMG. KPMG has served as our independent registered public accounting firm since our shareholders ratified its appointment at the 2012 annual general meeting. Representatives of KPMG are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT
OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018 AND
THE AUTHORIZATION OF OUR BOARD, ACTING THROUGH THE AUDIT COMMITTEE, TO
APPROVE THE FEES FOR THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit and Non-Audit Fees
Aggregate fees for professional services rendered to us by KPMG and KPMG member firms for the years ended December 2017 and 2016 are set forth below.

	2017	2016
	(in US dollars)
Audit Fees	$7,640,000	$7,701,000
Audit-Related Fees	$220,000	$75,000
Tax Fees	$290,000	$170,000
All Other Fees	$—	$110,000
Total	$8,150,000	$8,056,000
Audit Fees for the years ended December 31, 2017 and 2016 were for professional services rendered for the audit of our annual financial statements, for the review of our quarterly financial statements, for services in connection with the audits for insurance statutory and regulatory purposes in the various jurisdictions in which we operate and for the provision of consents relating to our filings with the SEC.
Audit-Related Fees for the years ended December 31, 2017 and 2016 consisted primarily of professional services rendered for financial accounting and reporting consultations.
Tax Fees for the years ended December 31, 2017 and 2016 were for professional services rendered for tax compliance and tax consulting.
All Other Fees for the year ended December 31, 2016 were for professional services rendered for certain subsidiary matters.
Consideration of Auditor Independence
The Audit Committee has concluded that the provision of the non-audit services by KPMG is compatible with maintaining its independence.
Procedures for Pre-Approval of Audit and Non-Audit Services
Our Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. During 2017, the Audit Committee also granted its pre-approval for specific types of tax and other non-audit services with specified fee structures that may be provided by KPMG. Any engagements falling within these pre-approved outlines can be entered into, with KPMG and management reporting the details of any such pre-approved engagements to the Audit Committee at its next meeting. The Audit Committee will review the scope of the pre-approval annually. In the event it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval at a time that does not correspond to a committee meeting, the Audit Committee has delegated authority to review and approve such services to the Audit Committee Chairman, who would report any such approvals to the full committee at its next meeting.

Enstar Group Limited	62	2018 Proxy Statement

For the year ended December 31, 2017, the Audit Committee approved all audit and non-audit services by our independent registered public accounting firm either on an individual basis as the need arose or by way of the pre-approval process described above.

Enstar Group Limited	63	2018 Proxy Statement

PROPOSAL NO. 4 — ELECTION OF DIRECTORS FOR OUR SUBSIDIARIES
Background
Under our bye-laws, if we or our subsidiaries are required or entitled to vote at a general meeting of our subsidiaries, our Board must refer the subject matter of any vote regarding the appointment, removal or remuneration of directors to our shareholders and seek authority from our shareholders for our corporate representative or proxy to vote in favor of the resolutions proposed by these subsidiaries. We are submitting the election of the directors identified below for each of our subsidiaries whose shareholders are required to elect directors to our shareholders at the Annual General Meeting. Our Board will cause our corporate representative or proxy to vote the shares in these subsidiaries in the same proportion as the votes received at the meeting from our shareholders on these matters. Biographies for the subsidiary directors are set forth in Appendix A to this Proxy Statement.
Directors Nominated are for Privately Held, Consolidated Enstar Subsidiaries
The subsidiary companies whose directors are nominated in this Proxy Statement consist of our operating insurance and reinsurance companies, internal holding companies, and service companies, the substantial majority of which are wholly owned by Enstar, with some entities majority-owned by us alongside shareholders with non-controlling interests, such as our joint venture partners and co-investors. None of these subsidiaries are publicly traded companies. The subsidiary directors largely consist of our own employees, which is consistent with commercial practice in the jurisdictions in which we operate; although, where appropriate, many of our subsidiaries also have non-employee and independent directors (for example, where applicable regulations require or where we believe such directors can add value to our subsidiary boards).
Special Voting Instructions
Shareholders have the ability to vote for the election of all subsidiary director nominees, to vote against the election of all subsidiary director nominees, or to abstain from the election of all subsidiary director nominees. Alternatively, shareholders may vote for, against, or abstain from the election of each subsidiary director nominee on an individual basis either by mail or Internet voting.

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE SUBSIDIARY DIRECTOR NOMINEES LISTED HEREIN
Subsidiary Director Nominees
4.1 AG Australia Holdings Limited
Nominees:
Sandra O'Sullivan
Nicholas Hall
Brett Henry

4.2 Alopuc Limited
Nominees:
Richard Harries
James Lee
Brendan Merriman

4.3 Alpha Insurance SA
Nominees:
Serge Wibaut
Marie-Claire Pletinckx
Kieran Hayes
David Matthys
Brendan Merriman
Kim Torbeyns
David Atkins
Gregg Delforge

4.4 Arden Reinsurance Company Ltd.
Nominees:
Paul O'Shea

Theo Wilkes
Duncan Scott
Guy Bowker

4.5 Arena SA
Nominees:
Timothy Fillingham
Richard Etridge
Eddy Van Den Bosch
Kim Torbeyns
Gregg Delforge

4.6 Atrium Risk Management Services (British Columbia) Ltd.
Nominees:
Richard Harries
James Lee
Brendan Merriman
Lee Greenway
Peter Hargrave

4.7 Atrium Risk Management Services (Washington) Ltd.
Nominees:
Richard Harries

Enstar Group Limited	64	2018 Proxy Statement

James Lee
Brendan Merriman
Lee Greenway
Peter Hargrave

4.8 B.H. Acquisition Limited
Nominees:
Paul O'Shea
Duncan Scott
Guy Bowker

4.9 Belmont Run-Off Limited
Nominees:
David Atkins
Derek Reid
C. Paul Thomas

4.10 Brake Systems, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.11 Brittany Insurance Company Ltd
Nominees:
Paul O'Shea
Theo Wilkes
Duncan Scott
Guy Bowker

4.12 BWDAC, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.13 Cavell Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

4.14 Cavello Bay Reinsurance Limited
Nominees:
Paul O'Shea
Orla Gregory
Duncan Scott
Guy Bowker

4.15 Chatsworth Limited
Nominees:
Duncan Scott
Theo Wilkes
Elizabeth DaSilva

4.16 Clarendon National Insurance Company
Nominees:
Paul Brockman
John Dore
Anna Hajek
Jennifer Miu

Theresa Reali
Robert Redpath
Michael Sheehan
Richard Seelinger
Cindy Traczyk

4.17 Copper Coast Funds ICAV
Nominees:
Orla Gregory
Barry McConville
Patrick O’Sullivan
Brendan Merriman
Paul Thomas

4.18 CP Product, LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.19 Cranmore (UK) Limited
Nominees:
Desmond Allen
Philip Cooper
David Ellis
Adam Grange
Shaun Holden
Steve Norrington
C. Paul Thomas
David Atkins

4.20 Cranmore (US) Inc.
Nominees:
Paul Brockman
Chase Young
Steve Norrington

4.21 Cranmore Asia Pte Limited
Nominees:
Sandra O’Sullivan
Steve Norrington
Garred Clements

4.22 Cranmore Australia Pty Limited
Nominees:
Steve Norrington
Sandra O'Sullivan
Nicholas Hall

4.23 Cranmore Europe BVBA
Nominees:
Phillip Cooper
Gregg Delforge
Simon Storvik-Green
Steven Norrington
Jason Shortt
Kim Torbeyns

4.24 Cranmore Insurance & Reinsurance Services Europe Limited

Enstar Group Limited	65	2018 Proxy Statement

Nominees:
Jason Shortt
David Ellis
Steve Norrington

4.25 DCo LLC
Nominees:
Paul Brockman
Jennifer Miu
Thomas Nichols
Robert Redpath
Joseph A. Stancati
Vicki L. Stringham

4.26 DLCM NO. 1 Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

4.27 DLCM NO. 2 Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

4.28 DLCM NO. 3 Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

4.29 East Point Reinsurance Company of Hong Kong Limited
Nominees:
Sandra O’Sullivan
Siobhan Hextall
Nicholas Hall

4.30 EFMG LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.31 Enstar (EU) Finance Limited
Nominees:
Shaun Holden
C. Paul Thomas
Siobhan Hextall
Derek Reid

4.32 Enstar (EU) Holdings Limited
Nominees:
David Grisley
Shaun Holden
C. Paul Thomas

4.33 Enstar (EU) Limited
Nominees:

David Atkins
David Hackett
Shaun Holden
Michael Lynagh
Brendan Merriman
David Message
Derek Reid
Demian Smith
C. Paul Thomas
Darren Truman

4.34 Enstar (US) Inc.
Nominees:
Paul Brockman
Jennifer Miu
Steve Norrington
Robert Redpath
Richard Seelinger
R. Lincoln Trimble

4.35 Enstar (US Asia-Pac) Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

4.36 Enstar Acquisitions Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

4.37 Enstar Asia Pacific Pty Ltd
Nominees:
Sandra O’Sullivan

4.38 Enstar Australia Holdings Pty Limited
Nominees:
Gary Potts
Demian Smith
Bruce Bollom
David Atkins

4.39 Enstar Australia Limited
Nominees:
Sandra O'Sullivan
Nicholas Hall
Brett Henry

4.40 Enstar Financial Services, Inc.
Nominees:
Paul Brockman
Jennifer Miu

4.41 Enstar Holdings (US) LLC
Nominees:
Paul Brockman
Jennifer Miu
Steve Norrington

Enstar Group Limited	66	2018 Proxy Statement

Robert Redpath
Richard Seelinger
R. Lincoln Trimble

4.42 Enstar Insurance Management Services Ireland Limited
Nominees:
Sinead Coffey
Orla Gregory
Brendan Merriman
C. Paul Thomas

4.43 Enstar Limited
Nominees:
Paul O'Shea
Duncan Scott
Elizabeth DaSilva
Karen Esdale
Orla Gregory
Guy Bowker
Jamie Saunders

4.44 Enstar USA, Inc.
Nominees:
Paul Brockman
Jennifer Miu

4.45 EPE, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.46 Fitzwilliam Insurance Limited
Nominees:
Paul O'Shea
Orla Gregory
Guy Bowker
Duncan Scott

4.47 Flight Operations, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.48 Friction Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.49 Friction Material, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.50 Gordian Runoff Limited
Nominees:
Gary Potts
Demian Smith
Bruce Bollom

David Atkins
Robin Low

4.51 Goshawk Dedicated Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

4.52 Goshawk Insurance Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

4.53 Guillamene Holdings Limited
Nominees:
Brendan Merriman

4.54 Harper Holding, Sà r.l.
Nominees:
Guy Bowker
John Cassin

4.55 Harper Insurance Limited
Nominees:
Michael Handler
Andreas Iselin
Florian Von Meiss
Stefan Wehrenberg
Alan Turner
Richard Etridge

4.56 Hong Kong Reinsurance Company Limited
Nominees:
Sandra O’Sullivan
Siobhan Hextall
Nicholas Hall

4.57 Inter-Ocean Reinsurance (Ireland) Limited
Nominees:
Orla Gregory
Kevin O'Connor

4.58 Kenmare Holdings Ltd.
Nominees:
Guy Bowker
Duncan Scott
Orla Gregory
Paul O'Shea

4.59 Kinsale Brokers Limited
Nominees:
Shaun Holden
C. Paul Thomas
David Atkins

4.60 Knapton Holdings Limited
Nominees:

Enstar Group Limited	67	2018 Proxy Statement

Derek Reid
C. Paul Thomas
Siobhan Hextall

4.61 Laguna Life Holdings Limited
Nominees:
Guy Bowker
Duncan Scott
Paul O'Shea

4.62 Laguna Life Holdings S.à r.l.
Nominees:
Guy Bowker
John Cassin

4.63 Lipe Corporation
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.64 LSU Limited
Nominees:
Siobhan Hextall
Derek Reid

4.65 Malakite Underwriting Partners Limited
Nominees:
Simon Schnorr
Tim Fillingham
Giles Hussey

4.66 Mercantile Indemnity Company Limited
Nominees:
David Atkins
C. Paul Thomas
Darren Truman
Alan Turner
Steven Western

4.67 Midland Brake, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.68 North Bay Holdings Limited
Nominees:
Paul O'Shea
Orla Gregory
Guy Bowker
James Carey
Darran Baird

4.69 Northshore Holdings Limited
Nominees:
Guy Bowker
Paul O'Shea
Darran Baird
James Carey
Orla Gregory

4.70 Paladin Managed Care Services, Inc.
Nominees:
Paul Brockman
Jeffrey D. Miller
Richard Seelinger
Steve Norrington

4.71 Pavonia Life Insurance Company of New York
Nominees:
Paul Brockman
John Dore
Jennifer Miu
Daniel O'Brien
Robert Redpath
Richard Seelinger
Philip Toohey

4.72 Prattville Mfg., Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.73 Providence Washington Insurance Company
Nominees:
Paul Brockman
Jennifer Miu
Teresa Reali
Robert Redpath
Richard Seelinger

4.74 Regis Agencies Limited
Nominees:
C. Paul Thomas
Siobhan Hextall

4.75 Reinz Wisconsin Gasket LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.76 River Thames Insurance Company Limited
Nominees:
David Atkins
Patrick Cogavin
Max Lewis
Jeremy Riley
Ann Slade
C. Paul Thomas
Darren Truman
Alan Turner
Steve Western

4.77 Rombalds Run-Off Limited
Nominees:
David Atkins
C. Paul Thomas
Max Lewis

Enstar Group Limited	68	2018 Proxy Statement

Gary Griffiths
Steve Western

4.78 SGL No.1 Limited
Nominees:
Guy Bowker
James Lee
Brendan Merriman

4.79 SGL No.3 Limited
Nominees:
Siobhan Hextall
Brendan Merriman

4.80 Shelbourne Group Limited
Nominees:
Siobhan Hextall
Brendan Merriman
Darren Truman

4.81 StarStone Bermuda Intermediaries Ltd.
Nominees:
Theo Wilkes
Duncan Scott

4.82 StarStone Corporate Capital 1 Limited
Nominees:
Alex Cliff
Demian Smith

4.83 StarStone Corporate Capital 2 Limited
Nominees:
Alex Cliff
Demian Smith

4.84 StarStone Corporate Capital Limited
Nominees:
Mick Summersgill
Alex Cliff

4.85 StarStone Finance Limited
Nominees:
Alex Cliff
David Message
Mick Summersgill

4.86 StarStone Insurance Bermuda Limited
Nominees:
Paul O'Shea
Guy Bowker
Orla Gregory
Steven Brown
Duncan Scott

4.87 StarStone Insurance SE
Nominees:
Alex Cliff
Richard Etridge
Michael Handler

Donat Marxer
Udo Pickartz
Ian Poynton
Mick Summersgill

4.88 StarStone Insurance Services Limited
Nominees:
Alex Cliff
Timothy Fillingham
Bent Isachsen
Udo Pickartz
Simon Schnorr
Ben Wilson

4.89 StarStone National Insurance Company
Nominees:
Paul Brockman
Nancy Hammer
Jennifer Miu
Robert Redpath
Richard Seelinger
Mark Sioma
R. Lincoln Trimble

4.90 StarStone Specialty Holdings Limited
Nominees:
Paul O'Shea
Guy Bowker
Darran Baird
James Carey
Walker Rainey
John Shettle
Orla Gregory
Alexandra Cliff
Demian Smith
David Message

4.91 StarStone Specialty Insurance Company
Nominees:
Paul Brockman
Nancy Hammer
Jennifer Miu
Richard Seelinger
Robert Redpath
Mark Sioma
R. Lincoln Trimble

4.92 StarStone Specialty Insurance Company - Escritório de Representaҫão no Brasil Ltda.
Nominees:
Oscar Lolato

4.93 StarStone Underwriting Australia Pty Ltd
Nominees:
Robin Barham
Sandra O’Sullivan
Udo Pickartz

4.94 StarStone Underwriting Limited

Enstar Group Limited	69	2018 Proxy Statement

Nominees:
Alex Cliff
Rachel Delhaise
Demian Smith
John Wardrop
Ewen Gilmour
Tim Fillingham
Richard Grainger
Darren Truman
Simon Urry

4.95 StarStone US Holdings, Inc.
Nominees:
Nancy Hammer
Steve Norrington
Mark Sioma
R. Lincoln Trimble

4.96 StarStone US Intermediaries, Inc.
Nominees:
Nancy Hammer
Steve Norrington
Mark Sioma
R. Lincoln Trimble

4.97 StarStone US Services, Inc.
Nominees:
Nancy Hammer
Steve Norrington
R. Lincoln Trimble

4.98 United Brake Systems Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

4.99 Vander Haeghen & Co SA
Nominees:
Roger VanderHaeghen
Bertrand VanderHaeghen
Frederic de Haan
Gregg Delforge
Kim Torbeyns
Richard Etridge
Timothy Fillingham

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OTHER GOVERNANCE MATTERS
Shareholder Proposals for the 2019 Annual General Meeting
Shareholder proposals intended for inclusion in the proxy statement for the 2019 annual general meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act should be sent to our Corporate Secretary at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda and must be received by December 28, 2018 and otherwise comply with the requirements of Rule 14a-8 in order to be considered for inclusion in the 2019 proxy materials. If the date of next year’s annual general meeting is moved more than 30 days before or after the anniversary date of this year’s annual general meeting, the deadline for inclusion of proposals in our proxy materials is instead a reasonable time before we begin to print and mail our proxy materials. If the December 28, 2018 deadline is missed, a shareholder proposal may still be submitted for consideration at the 2019 annual general meeting of shareholders if it is received no later than March 13, 2019, although it will not be included in the proxy statement. If a shareholder’s proposal is not timely received, then the proxies designated by our Board for the 2019 annual general meeting of shareholders may vote in their discretion on any such proposal the ordinary shares for which they have been appointed proxies without mention of such matter in the proxy materials for such meeting.
Householding
Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Notice and, if applicable, the proxy materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to you if you request them by calling or writing to Investor Relations at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda (Telephone: (441) 292-3645). If you want to receive separate copies of the Notice and, if applicable, the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or phone number.
Other Matters
We know of no specific matter to be brought before the meeting that is not referred to in this proxy statement. If any other matter properly comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote the proxies in accordance with their best judgment on such matter.

WE WILL FURNISH, WITHOUT CHARGE TO ANY SHAREHOLDER, A COPY OF ANY EXHIBIT TO OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2017 UPON WRITTEN REQUEST TO INVESTOR RELATIONS, C/O ENSTAR GROUP LIMITED, P.O. BOX HM 2267, WINDSOR PLACE, 3RD FLOOR, 22 QUEEN STREET, HAMILTON, HM JX, BERMUDA

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APPENDIX A
Subsidiary Director Nominees’ Biographies
Proposal No. 4 of this Proxy Statement sets forth the names of the subsidiary director nominees and the subsidiary companies with respect to which they are nominated.
Biographies for James Carey, Paul O'Shea, and Dominic Silvester are included in the Proxy Statement above in “Corporate Governance - Board of Directors.” Biographies for David Atkins, Guy Bowker, Paul Brockman, and Orla Gregory are included in the Proxy Statement above in “Executive Officers.” Biographies for all other subsidiary director nominees are set forth below, in alphabetical order.
Desmond Allen has over 40 years of experience in the insurance industry and joined the Company in 2003 as Associate Director. In October 2014, he was appointed Director responsible for all third-party coverholder and TPA reviews administered by the Company. Prior to that, he worked for Minet Reinsurance Brokers, as an Executive Director of Reinsurance Claims. He previously worked in consulting and for a leading Lloyd’s syndicate.
Darran Baird is a Principal of Stone Point Capital LLC, a global private equity firm based in Greenwich, Connecticut. Mr. Baird began working with Stone Point in 2004, initially as the Deputy Head of Strategic Development for Marsh & McLennan Companies, Inc. (MMC) and then directly as a Principal of Stone Point. Prior to joining MMC, Mr. Baird was Managing Director at Securitas Capital, a private equity fund sponsored by Swiss Reinsurance Company (Swiss Re), from 1996 to 2004. At Securitas Capital, he was responsible for numerous private equity investments through the Securitas Capital Fund, as well as, leading the acquisitions of several reinsurance and financial services companies for Swiss Re. Prior to joining Swiss Re, he was an Associate at Smith Barney in the Insurance Investment Banking Group, where he specialized in the insurance industry and worked on a variety of merger and acquisition advisory and capital-raising assignments.
Robin Barham is the Managing Director of StarStone Australia Pty Ltd. Mr. Barham has over 29 years of experience in the insurance industry. He spent 19 years in Lloyd’s, underwriting Marine and Space risks, before transferring to Sydney, Australia, with the Catlin Group Ltd., with whom he served 10 years in Space and Aviation underwriting management positions. In 2012 he left Catlin and set up their global marketing vehicle, a scientific survey of the world’s coral reefs in partnership with The University of Queensland and Google, designed to promote scientific understanding and study the effects of global change on the physical environment. Prior to joining StarStone, he was Regional Director, Australasia, for Arch Underwriting at Lloyd’s (Australia), and founded a multi-class underwriting agency, Agile Underwriting Services. He is a Senior Associate of the Australian and New Zealand Institute of Insurance and Finance, and an Elected Member of the Royal Aeronautical Society.
Bruce Bollom has served as Non-Executive Independent Director of Enstar Australia Limited since 2008. He serves on a number of Insurance Industry Boards, including Insurance Brokers and a Premium Funding Company in Australia as a Non-Executive Director. Prior to this he was CEO of Willis Insurance Brokers in Australia and New Zealand from 2000 - 2005 and has over 30 years’ experience in insurance.
Steven Brown was appointed a director and Chief Financial Officer of Starstone Insurance Bermuda Limited in April 2018. Prior to that, he was a senior manager in the (re)insurance practice of Ernst & Young Ltd. in Bermuda, specializing in the audit of publicly listed reinsurers. From 2005 until 2014, he served in the assurance & advisory practice of Deloitte in London and Bermuda, specializing in audit, consulting and regulatory projects in the U.S., Lloyd’s and Bermuda insurance markets. He is a Chartered Accountant with the Institute of Chartered Accountants of Scotland.
John Cassin is a Non-Executive Director of Harper Holding SARL and Laguna Life Holdings SARL, and has been an independent consultant and director of various Luxembourg companies since retiring from a career in international banking in 2003. He was previously the Managing Director of the Prudential Bache International Bank, which he established in Luxembourg in 1984. He started his career in banking at the Marine Midland Bank in New York and held various senior management positions at the bank’s offices in New York, London and Paris.
Garred Clements has almost 30 years in the insurance and reinsurance arena, the last 17 of which have been in the audits, inspections and consultancy fields. He commenced work at brokers Bell Nicholson Henderson in 1989, moving to Willis in 1991 and entered the company market in 1994 at CNA Re and joining the newly created Equitas in 1997. He joined a third-party consultancy firm in 2001 before that business was integrated into another firm in 2003. In 2006 he became an independent consultant, a role which he continued until joining Cranmore as an Associate Director in April 2011. In 2016 he moved to Singapore as Managing Director of Cranmore Asia.
Alexandra Cliff was appointed as StarStone Group Chief Financial Officer in 2018 having served as Finance Director for StarStone International since 2016. Prior to joining StarStone, she held senior finance roles at Aspen Group and Arthur J Gallagher International having spent 8 years with PwC in both London and Boston, USA. A

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chartered accountant, qualifying with the Institute of Chartered Accountants in England & Wales, she also has an MA in History from the University of Edinburgh.
Sinead Coffey has been employed by the Enstar Group since 2015 and is currently a Senior Integration Manager for Enstar Group Limited. Prior to joining Enstar, she was a Financial Accountant for Arch Insurance Company Europe, an insurance company based in London for several years. She is a member of the Chartered Accountants Ireland.
Patrick Cogavin has served Enstar since November 2001 and has over 30 years of industry experience. He is currently a Director of one of Enstar’s UK-regulated insurance entities. From November 2012 to September 2014, he was Client Manager for six UK regulated insurance entities and prior to that was the Financial Controller for a number of our insurance subsidiaries. Before joining Enstar, he worked for Norwich Union and was the Financial and Systems Controller for the Travel and Leisure business unit between 1999 and 2001.
Philip Cooper has served as a Managing Director of Cranmore (UK) Adjusters Limited and has been a Director of the Company since 1999. He served as a Reinsurance Consultant for Peter Blem Adjusters Limited from 1996 to 1999 and from 1990 to 1992, as well as serving as Director of Training during the former period for Peter Blem Management Services Limited. From 1992 to 1996, he served as head of the Technical Support Group for Syndicate Underwriting Management, and prior to 1990, he served as Assistant Reinsurance Manager.
Elizabeth DaSilva has served with the Company since 1996 and is currently Vice President, Group Corporate Management of Enstar Limited. From 1993 until 1996, she worked as a reinsurance accountant for Powerscourt Group Ltd.
Frederic de Haan is a joint Managing Director of Vander Haeghen & Co. SA having joined the Company in 2004 as Sales Manager before taking his current role in 2011. He started his career as Sales Manager in a Real Estate Company, then joined Paratel, a local Dutch media and communication company, as a Sales Executive.
Gregg Delforge is the Chief Financial Officer of Alpha Insurance in Belgium since April 2017 having previously served as Head of Financial Reporting. Before joining Alpha Insurance, he worked as a senior associate at PriceWaterhouseCoopers from 2012 to 2016, auditing clients in both banking and real estate.
Rachel Delhaise joined StarStone in 2014 to develop the risk management practice and appointed Global Head of Risk in January 2015. She previously served as Managing Director of GC Securities (Guy Carpenter) following a long career at GC/Marsh focused on structuring and arranging reinsurance transactions for effective risk mitigation and capital management, ERM advisory and Insurance Linked Securities.
John A. Dore is the President of Sheridan Ridge Advisers, LLC, an insurance and reinsurance advisory practice where Mr. Dore does arbitrations, mediations and expert witness work in the insurance and reinsurance marketplace. He was previously president and CEO of several NASDAQ listed insurance and reinsurance holding companies.
David Ellis joined Cranmore (UK) Limited as a Reinsurance Consultant in 2000 and has served as Director since 2007. He served as a Reinsurance Consultant for Compre Administrators Limited from 1999 to 2000 and for Ward & Associates Limited from 1993 to 1999.
Karen Esdale, Chief Risk Officer, joined Enstar in May 2010. Karen has overall responsibility for the Enterprise Risk Management (‘ERM’) Framework for EGL and its subsidiaries, ensuring effective risk management processes are in place to meet the requirements of the Board(s) and regulators. Prior to joining Enstar, Karen was a manager in the Financial Reporting department of Bank of New York Mellon, Dublin. From 2005 to 2008, she worked as Financial Controller for The Adara Group, Bermuda. From 1999 to 2005, Karen worked for Ernst & Young, Bermuda where she was a manager in the Private Clients practice. She is a fellow of the Association of Certified Chartered Accountants.
Richard Etridge is the CEO of StarStone Insurance SE and Head of Continental Europe. He joined Glacier Insurance AG in 2004, and was appointed CEO in 2008. He joined StarStone following its acquisition of Glacier in July 2010. Primarily based in Zurich, Switzerland, Mr. Etridge leads StarStone Aerospace product lines, with previous experience at Converium, Faraday syndicate, GE Frankona, JFS (now Aon) and JLTRe.
Tim Fillingham is the Chief Executive Officer of StarStone Insurance SE, and Chairman of StarStone Insurance Services Limited. He joined StarStone when it was first incorporated in 2008, having previously been a director at Aon (UK) Ltd. In addition to his CEO responsibility he has responsibility for all business development and marketing activities in the UK and Continental Europe.
Ewen Gilmour is a Non-Executive Chairman of Starstone Underwriting Ltd. He joined Shelbourne Syndicate Services Ltd. as a non-executive director in October 2009 and was appointed Chief Executive Officer in 2011. In anticipation of the novation of the management of Shelbourne Syndicate 2008 to Starstone, he became non-executive Chairman of Starstone in March 2015 and relinquished his Shelbourne executive duties when novation was completed

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in July 2015. He is also non-executive Chairman of Antares Managing Agency Ltd. and Hampden Agencies Ltd. He served on the Council of Lloyd’s and was Deputy Chairman of Lloyd’s from 2006 to 2010. He is a Chartered Accountant and was Chief Executive of Chaucer Holdings plc until his retirement in December 2009. Formerly a corporate financier with Charterhouse Bank, he moved to the Lloyd’s market in 1993 to help facilitate the introduction of corporate capital.
Richard Grainger joined the Enstar group as part of its acquisition of StarStone in 2014. He is Enstar’s Group Head of Compliance and also serves as a Director of StarStone Underwriting Limited. Before joining StarStone in 2008, he was a senior manager in the regulatory practice of Ernst & Young, having been with EY since 1995, first in Bermuda and subsequently in London. He is a Fellow of the Institute of Chartered Accountants in England and Wales.
Adam Grange has served with the Company since 2007 and is currently a Director of Cranmore (UK) Limited. From April 2007 to September 2014, he held the position of Associate Director also at Cranmore. From April 2000 to March 2007, he worked as Audit Manager at Global Resource Managers, a business unit of the CNA Insurance Group. From 1997 to 2000, he worked at Bridgeway Management Ltd., from 1994 to 1997 at Lloyd’s Claims Office and from 1993 to 1994 at Roy T. Ward Consultants Ltd. He has a BSc (Hons) and is an Associate of the Chartered Insurance Institute.
Lee Greenway began his career at Lloyd’s in 1986 with Syndicate 47. He joined Atrium in 1998 to lead the Syndicate 570 Direct Property and Casualty Underwriting team and pioneered the AUGold online trading platform from inception in 2004. In 2006 Lee was seconded to Vancouver, Canada and now serves as President of Atrium’s North American service companies, Atrium Risk Management Services (Washington) Ltd. and Atrium Risk Management Services (British Columbia) Ltd.
Gary Griffiths was appointed Independent Non-Executive Director of Rombalds Run-Off Limited in August 2017He previously served as Independent Non-Executive Director of Marlon Insurance Company Limited and Shelbourne Syndicate Services Limited. From December 1994 to August 2012, he worked for Whittington Capital Management (now Asta Managing Agency Ltd) holding various roles including Managing Director, Chief Operating Officer and Claims Director. He is Deputy Chairman of the Lloyd’s Market Association (LMA) Academy Committee which seeks to raise the profile of education in the Lloyd's market.
David Grisley serves as Non-Executive Director of Enstar (EU) Holdings Limited. He served as Chief Information Officer of Enstar from 1996 to 2015. From 1993 until 1996, he served as IT Manager for Powerscourt Group Limited in Bermuda. Prior to 1993, he was the IT Manager for Anchor Underwriting Managers in Bermuda from 1988 and a senior IT consultant for the Bermuda office of Coopers & Lybrand from 1984 to 1987.
David Hackett has served as a Director of Enstar (EU) Limited since 1996. He also served as Vice President of Enstar Limited from 1993 to 1996. From 1991 until 1993, he served as Vice President for Anchor Underwriting Managers Limited in Bermuda. He was Senior Vice President for International Risk Management Limited in Bermuda from 1979 to 1991.
Anna Hajek is an External Director for Clarendon National Insurance Company. She is a co-founder and the President and CEO of Clarity Group, Inc., a healthcare resource company specializing in risk, quality and safety management. Prior to the Clarity Group, Ms. Hajek was the President of the Healthcare Risk Services Group and EVP of MMI Companies, Inc., an NYSE international insurance and reinsurance company. Prior to joining MMI, Ms. Hajek worked in hospital and academic settings. She is a certified Medical Technologist and holds a Master’s Degree in Health Professions Education from the University of Illinois College of Medicine at Chicago and a Certificate in E-Business from Lewis University, Graduate School of Management.
Nicholas Hall was appointed as a Director of Enstar Australia Limited effective February 2009. In addition to his role as a Director, he has served as Direct Claims and Ceded Reinsurance Manager of Enstar Australia Limited since his appointment in March 2008. He served as Senior Auditor of Cranmore Adjusters Limited from March 2003 to March 2008 in London and Sydney. From March 1997 until March 2003, he served in various roles for Gordian Run-off Limited and Cobalt Solutions Services Ltd. in London and Sydney.
Nancy Hammer was appointed as the StarStone US Chief Financial Officer in May 2017. She served as Controller of Sussex Insurance Company (Sussex) from December 2013 through November 2016 and joined Enstar through their acquisition of Sussex in January 2015. She has more than 20 years of experience in the insurance industry and worked previously at Burlington Insurance Group.
Michael H.P. Handler is a Non-Executive Director of Harper Insurance Limited and Chairman of its Board of Directors. He is also a non-executive director of StarStone Insurance SE and Chairman of its Board of Directors. In addition he is non-executive Chairman of the Guy Carpenter EMEA Advisory Council. He began his career with Guy Carpenter in 1974, working in New York and briefly in Copenhagen until his transfer to Zurich in 1996.

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Peter Hargrave joined the Atrium Group as Head of Human Resources in 2006. He is currently HR Director and a Director of Atrium’s overseas companies. Prior to joining Atrium Underwriting Group Limited he ran an HR consulting practice and before that held various senior HR positions in the Financial Services sector.
Richard Harries was appointed as a Chief Executive Officer of Atrium Group in July 2014. He joined the Atrium Syndicate in 1997 to underwrite the energy account, in 2008 he was promoted to be the Syndicate Active underwriter. Prior to joining Atrium Underwriters Limited, Mr. Harries was a broker at Willis, becoming an Executive Director of the Oil and Gas Department. He was appointed a Director of Atrium Underwriting Group Limited and Atrium Underwriters Limited in January 2008.
Kieran J. Hayes is a director of Alpha Insurance SA. He served as an Executive Director and Chief Executive Officer of Laguna Life Limited until its sale to Monument Re in 2017. Prior to that, from June 2004 to March 2011, Mr. Hayes held a number of senior management roles with Citigroup, including Managing Director & VP Operations of Citigroup’s life insurance business. From January 1998 to December 2002, he worked at Old Republic Insurance in Chicago, Illinois as Senior Vice President of Operations, and prior to that in a managerial capacity at Great West Life Insurance Company, also in Chicago.
Brett Henry has served as the Head of Finance of Enstar Australia Limited since 2011 and Financial Controller/Finance Manager between 2008 & 2011. Prior to his employment with Enstar in 2008, he was employed by AMP Limited in various financial management roles. He is a Certified Practicing Accountant (CPA Australia) and has a Bachelor of Economics degree (Accounting & Finance).
Siobhan Hextall has served as UK Head of Governance and Company Secretary since November 2007. Between 1998 to 2006 she was Finance Director for Chevanstall Limited, a London market reinsurance company. Prior to this she was a senior manager with Price Waterhouse, having trained with Deloitte & Touche. She is an Associate of the Institute of Chartered Accountants in England & Wales and a member of the Institute of Chartered Secretaries & Administrators.
Shaun Holden has served as a Director of Enstar (EU) Limited since August 2012. He has served as Financial Controller of Enstar (EU) Limited since 2004. From 1995 until 2004, he served as an Audit Manager for Menzies Chartered Accountants.
Giles Hussey is the Managing Partner of Malakite, which launched in Dubai in 2016 and targets specialty business in the MENA region. Mr. Hussey has more than 14 years’ experience in the Middle East where he served as head of MENA, Swiss Re Corporate Solutions. Before that he was CEO, Middle East & Asia at Lancashire Insurance following an extensive broking career with JLT and Marsh.
Bent Isachsen has served as Chief Operating Officer of StarStone International since September 2016 and has over 24 years’ experience in the London insurance market. From 2011 to 2016 he was Head of Operations StarStone International. Before joining StarStone, he was Operations Manager for Beazley, a Lloyd’s managing agent based in London with service companies globally and admitted underwriting company in the US. He started his career in 1993 working for Aon, a global broker. He is actively involved in the London market and sits on various London market committees.
Andreas Iselin joined the Board of Harper Insurance Limited in November 2009. Since 2008, he has worked as an independent management consultant providing services to the insurance industry. From 1998 to 2007, he was the Chief Reinsurance Executive of the Helvetia Insurance Group in St. Gallen, Switzerland. Before that, he held senior positions with both Winterthur Insurance Group and Swiss Re Group.
James Lee joined Atrium in April 2002 with prime responsibility for Legal, Compliance, Regulation and Company Secretarial matters. He was appointed to the board of AUL in October 2002 as Compliance Director, and to the board of AUGL in January 2006 as Chief Operating Officer. With effect from 1 July 2014, he was also appointed Agency Managing Director of AUL, a member of the Lloyd’s Market Association Regulatory Committee and served as Chairman for two years.
Max Lewis has served as an Independent Non-Executive Director of River Thames Insurance Company since 2003 and Rombalds Run-Off since August 2017. Max has worked in the insurance industry for 35 years in general management and regulatory positions and held a number of director positions at Sedgwick Group plc. He was until recently a non- executive director of Motors Insurance Company, a company which he helped to found and serves on the audit committee of his local Council.
Oscar Lolato joined StarStone in 2010 as representative of TSIC and Director/President of the subsidiary in Brazil responsible for the local aspects of the admitted reinsurance operation. He has also participated in other relevant StarStone projects. Oscar has 25 years’ experience in insurance, formerly with XL insurance as CFO Latin America

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responsible for Brazil, Mexico and Argentina, Director of Controls at Itau-XL, and Director/Officer at Winterthur International and Zurich Insurance. Oscar holds a Master degree in Economics and a Postgraduate degree in Strategic Intelligence.
Robin Low is a Chartered Accountant, with over 28 years international audit and risk experience, including 17 years as a partner with PricewaterhouseCoopers, specializing in financial services and insurance. Ms. Low is a director of a number of Boards, including insurance related entities, AUB Group Limited and the Australian Reinsurance Pool Corporation; as well as non-insurance based boards ; CSG Limited, IPH Limited and Appen Limited. In addition to her board positions, Ms. Low is the deputy chair of the Auditing and Assurance Standards Board and an independent member of the NSW Government Prequalification Scheme: Audit and Risk Committee Independent Chairs and Members.
Michael Lynagh joined the Board of Enstar (EU) Limited in March 2012 as an Independent Non-Executive Director. Since 1998, he has held various senior positions in investment companies based in the United Kingdom. During this time, he has also gained extensive media experience including being employed by BSKYB as a rugby commentator since 1998. He played international rugby for Australia from 1983 to 1995, holding the position of captain from 1992 to 1995, and was part of the Australia Rugby World Cup winning team in 1991.
Donat Marxer is a Non-Executive Director of StarStone Insurance SE. Mr. Marxer was appointed Non-Executive Director and member of the board of Glacier Insurance AG in October 2006. With the StarStone 2010 acquisition of Glacier, he became non-executive director and a member of the board. He is a Liechtenstein citizen and holds several other local non-executive directorships while running his own consultancy business. He also acts as Honorary Consul for Slovenia in Liechtenstein.
David Matthys is the Legal, Compliance and Risk Officer of Alpha Insurance. He joined Enstar in January 2016. He is a qualified lawyer and spent over five years practicing law before moving into insurance.   Since joining the group he has gained experience of insurance control and management functions.
Barry McConville has over 25 years of experience in the financial services industry. Initially with Wang & Oracle and laterally with Linedata (formerly Global Investment Systems), a leading provider of systems and consultancy services to the global asset management & investment funds industry, where he was Managing Director. He holds the Professional Designation of Certified Investment Fund Director from The Institute of Banking and is a non-executive director of a number of investment funds and companies domiciled in Ireland and other offshore jurisdictions. Mr. McConville is an Irish resident.
Brendan Merriman has served as CFO of Enstar Europe since February 2017. He joined Atrium in July 2014 as the Group CFO having served as Interim CFO since December 2012. Previously Mr. Merriman served as CFO of the European operations of HCC Insurance Holdings (International) Ltd. 2000-2012.
David Message has served with StarStone since 2009 and is currently the Chief Underwriting Officer of StarStone’s international business. He has over 25 years of experience in the specialty insurance market, beginning his career in the late 1980s at Willis. He later moved into the offshore energy field with Hiscox. Prior to StarStone, he was Global Head of Offshore Energy and Regional Head of Marine at XL Group, which he joined in 2000.
Jeffrey D. Miller is both President and Chief Executive Officer of Paladin Managed Care Services, Inc., originally joining the Company as Chief Operating Officer in 2009. He has over 30 years of experience with market leading managed care companies servicing insurance carriers of all size and complexity. Jeffrey was an adjunct professor at California State University at Fullerton, where he taught senior-level courses in strategic and entrepreneurial management. He has a BA in business, an MBA and is certified as a Six Sigma Black Belt.
Jennifer Miu was appointed Chief Financial Officer of Enstar (US) Inc. in July 2016. Prior to that, Ms. Miu was part of Clarendon’s workers compensation accounting team after obtaining her undergraduate degree from the Leonard N. Stern School of Business at New York University in 2003. From 2006 to 2008, she was an Accounting Manager and from 2008 to 2011, she served as an Accounting Controller for Clarendon’s property and casualty insurance companies. Following Enstar’s acquisition of Clarendon Insurance Group in 2011, she continued as accounting controller until 2014 when she was made Vice President, Client Manager of Clarendon. From 2015 until July 2016, she served as Senior Vice President, Client Director of both Clarendon and SeaBright after that portfolio was assumed through a net retained liabilities agreement.
Thomas Nichols is a non-executive director of DCo LLC (f/k/a Dana Companies, LLC) since May 2017. Formerly he served as the Chief Financial Officer of Enstar Holdings (US) Inc. from July 2012 to October 2016. Prior to that he had previously been Client Director for a number of run-off clients of Enstar (EU) Limited. Before joining Enstar, he

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was at PricewaterhouseCoopers from 1999 to 2003 and is a member of the Institute of Chartered Accountants for England and Wales.
Steve Norrington is based in the U.S. and is the Executive Vice President of Enstar (US) Inc. and Chief Executive Officer of the Cranmore Group of Companies and the President of Cranmore (US) Inc. Prior to this promotion, he was the Managing Director of Cranmore Adjusters Limited from 1999 to December 2009. From 1993 to 1999, he served as a Reinsurance Consultant and Director of Peter Blem Adjusters Limited. From 1991 to 1993, he served as a Reinsurance Auditor for Insurance & Reinsurance Services Ltd., formerly the audit team of Walton Insurance Ltd. for whom he served from 1990. Prior to 1990, he worked for the Liquidator of Mentor Insurance Ltd. from 1988 to 1990 and for Alexander Howden Group in various roles from 1983 to 1988.
Daniel R. O’Brien has served as a Director of Pavonia Life Insurance Co. of NY, and its predecessor First Central National Life Insurance Co. of NY, since 1987. From July 1998 through March 2002 he served as Managing Director and CEO of Household Insurance Group and its affiliated companies. Prior to that he was CEO of Beneficial Insurance Group and its insurance affiliates. He began his insurance career with The Prudential Insurance Company in 1973.
Kevin O’Connor has served as a Director of Inter-Ocean Reinsurance (Ireland) Ltd. since April 2006. He has been a Senior Partner in O’Connor, Crossan & Co., a chartered certified accountancy practice in Ireland, since 2005. He worked previously as a sole practitioner from 1995 to 2004. In 1994, he worked as Assistant Financial Controller at Belvedere Insurance Company Ltd. in Bermuda.
Patrick O’Sullivan holds a Bachelor of Common Law degree from the National University of Ireland, is a qualified Solicitor and has over 35 years’ experience in global asset management. He is the Founder Partner of Ballybunion Capital Ltd. and previously worked as senior management with Bank of Ireland Asset Management, Barclays Capital & ING Barings. He is a non-executive Director of a number of Enstar Group investment vehicles.
Sandra O’Sullivan is the Chief Executive Officer of Enstar Australia Limited. She has also served as the Chief Financial Officer since March 2008. Between 2001 and March 2008, she was employed by AMP Limited in the capacity of Manager of Statutory and Management Reporting, Finance Executive and Finance Manager. Prior to her employment with AMP Limited, she was employed by GIO Australia Ltd. in several finance roles in insurance and investment services.
Udo Pickartz is the Enstar EU Head of Compliance and StarStone General Counsel since January 2017. He joined StarStone (then Torus) in 2011. Before that, Mr. Pickartz was Head of Compliance and Legal Counsel for Zurich Insurance Group in Germany and Director of Compliance for Hartford Life Limited. He started his career in insurance at Marsh & McLennan Companies in Germany. He is a qualified lawyer admitted to the German bar and holds a law degree from Cologne University and the University of Sydney.
Marie-Claire Pletinckx is a Non-Executive Director of Alpha Insurance. Her career covers 35 years of in depth experience in general management in insurance, as well as, bank insurance in the area of Life, Non-Life, Pension business. In the Fortis Group, she operated as Executive Vice President of Employee Benefits Europe, Executive Director Bank Insurance; AG Insurance and previous 10 years as Executive Director Life and CEO of FB Insurance, biggest life operator on the Belgian market.
Gary Potts is a Non-Executive Director of several of the Company’s Australian subsidiaries and was appointed as a part-time Commissioner (Australia) for three years in April 2006. Prior to his appointment, he had been an Associate Commissioner since 2002. Prior to 2002, he was an Executive Director and Deputy Secretary in the Australian Department of the Treasury for ten years, with responsibility for domestic economic forecasting, monetary and fiscal policy issues and policy development as it related to the financial sector, corporations law, the Trade Practices Act and foreign investment. In earlier years he held senior positions in the areas of tax policy and international economic policy. He was the Treasury’s representative in Tokyo from 1984 to 1987.
Ian Poynton is an Independent Non-Executive Director of Starstone Insurance SE, a position he has held since January 2015. Mr Poynton joined Freshfields in 1996. He was appointed to Partner in 1998; a position he held until his retirement in 2014. Mr Poynton currently holds several Directorships and is trustee of the Mahenye Charitable Trust.
Walker Rainey is a Non-Executive Director of StarStone Insurance Holdings Limited. Mr. Rainey has over 30 years of experience in the insurance industry, including eight years as Managing Director of Alterra Capital Europe Ltd., and eleven years as CFO of XL Europe Limited.
Teresa Reali has served Enstar (US) Inc. since March 2006. Since 2015, she has served as a Senior Vice President, Client Director. From April 2013 to November 2015, she held the position of Vice President, Client Management. From August 2012 to March 2013, she held the position of Assistant Vice President, Client Manager

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and from March 2006 to July 2012 she held the position of Senior Accountant. From July 2005 to March 2006, she was a Senior Accountant with FirstComp Insurance Company in Rhode Island. From 1995 to 2005, she worked for Providence Washington Insurance Company in Rhode Island.
Robert Redpath is currently the Senior Vice President of Enstar (US) Inc. Prior to joining Enstar in 2011, he served as the General Counsel of Clarendon National Insurance Company and subsidiaries from April 2006. From January 2002 until April 2006, he was Vice President in charge of litigation at Clarendon. From 1996 until 2002, he worked for Hannover Re in Hannover, Germany in the legal and claims departments. Prior to that, he worked for four years at the London law firm of Lawrence Graham specializing in insurance litigation. He has an LLB from University College, London, an LLM from the University of Mainz, Germany and a Diploma in Business Studies from the London School of Economics. He is licensed as an attorney both in England (solicitor - non-practicing) and in the State of New York.
Derek Reid has served as a Legal Director of Enstar (EU) Limited since January 2004. Previously, he was a partner in the insurance/reinsurance group at Clyde & Co in England handling a mixture of contentious and non-contentious insurance/reinsurance run-off work. He qualified as a solicitor in 1991 and joined Clyde & Co in 1994.
Jeremy Riley was appointed as Independent Non-Executive Director of River Thames Insurance Company in August 2017 having previously been a director on Knapton Insurance Limited and Unionamerica Insurance Company Limited. He has worked in the insurance sector for over 30 years and has held a number of executive and non-executive roles in the UK and global Insurance markets including CEO, CFO and COO. Currently, Jeremy is Managing Director of FTIs insurance practice, a leading independent global consulting firm.
Jamie Saunders is the Group Head of Integration and has been part of the Integration Team since the function’s formation in January 2015. Prior to that Jamie worked in the M&A team for over 4 years. He started his career at Enstar in the finance function holding positions of Accountant, Financial Controller and Client Manager for a number of the EU run-off entities. Jamie is a Chartered Management Accountant.
Simon Schnorr is CEO of StarStone Insurance Services Limited. He joined StarStone in November 2014 as Global Head of Marine, responsible for strategic development and day-to-day management of StarStone’s global Marine offering. From 2008 - 2014 Simon worked for Aon in London as Chief Commercial Officer for Marine, Global Head of P&I as well as being a member of Aon’s Global Marine Executive. During his time with Aon, Simon also spent 2 years in the Aon’s DIFC office in Dubai as Head of Marine in the UAE. Prior to Aon’s acquisition of Benfield, Simon was one of the founding team members of Benfield Corporate Risk, a boutique specialty broking division established in 2005. Simon holds both British and German citizenship and is a graduate of the London School of Economics and Political Science (LSE) with a BSc (Hons) in Economics.
Duncan Scott has served as the Vice President of Run-Off and Insolvency Operations of the Company since 2001. He served as Chief Financial Officer of Torus Insurance (Bermuda) Limited from April 2014 to December 2015. From 1995 until 2000, he served as Controller & General Manager of Stockholm Re (Bermuda) Ltd. From 1993 to 1994, he served as AVP Reinsurance of Stockholm Re (Bermuda) Ltd. He was a senior auditor in the Bermuda office of Ernst & Young from 1990 to 1992 and in the Newcastle, U.K. office of KPMG from 1986 to 1989.
Richard Seelinger is the Chief Operating Officer and Head of Claims of Enstar (US) Inc. He served as the Senior Vice President and US Head of Claims from 2013 to 2016 and as Senior Vice President of SeaBright Insurance Company since October 2003. Mr. Seelinger previously served as Chief Executive Officer of Paladin Managed Care Services, a wholly owned subsidiary of SeaBright Insurance Holdings, from 2007 to 2010. He had previously been Senior Vice President of Eagle Insurance Company from 2000 to 2003 and Workers’ Compensation Claim Officer of Kemper Insurance Company from 1994 to 1999. Prior to 1999, he held a variety of management positions at Kemper Insurance Company, including Director of Corporate Planning and Research.
Michael Sheehan joined Clarendon Insurance Group in September 2002 as Vice President of program business. Since 2006, he has been a Senior Vice President of program business at Clarendon. From 2000 to 2002, he worked for Realm National Insurance Company as a Senior Vice President. From 1994 to 2000, he worked as Claims Manager for an underwriting agency in Bermuda, and from 1988 to 1994, he worked for various syndicates at Lloyd’s in the claims and reinsurance areas.
John Shettle is an Operating Partner of Stone Point Capital. He also serves as the interim CEO and President of the U.S. operations of StarStone Insurance Holdings Limited and is a director of Atrium Underwriting Group Limited. Mr. Shettle has more than thirty years of experience in the global insurance industry. Prior to joining Stone Point, he was the President and CEO of the Victor O. Schinnerer Company, where he was responsible for running Victor O. Schinnerer & Company, Inc. and ENCON Group Inc. Mr. Shettle holds a B.A. from Washington and Lee University and an Executive M.B.A from The Sellinger School of Business and Management at Loyola College in Maryland.

Enstar Group Limited	A-7	2018 Proxy Statement

Jason Shortt has served with the Company since April 2014 and is currently Managing Director of Cranmore Insurance & Reinsurance Services (Europe) Ltd. Mr. Shortt has in excess of 24 years’ insurance industry experience. From 2006 to 2014, he held the position of Reinsurance & Aviation Insurance Claims Manager at Markel International (formerly Alterra) and from 2001 to 2006, he held various claims management positions with QBE in London and Dublin. Prior to that, Mr. Shortt held various claims positions in London and Dublin. He is a Chartered Insurance Practitioner and an Associate of the Chartered Insurance Institute.
Mark Sioma, CPCU has served with StarStone since 2010 and is Senior Vice President of StarStone and Head of US Management & Professional Liability. He has over 39 years of experience in the specialty insurance market and has held several senior management positions with other organizations including AIG and Crum & Forster. He holds a BBA from Western Michigan University and an MBA from Golden Gate University.
Ann Slade has served the Company since 2007 and is currently Enstar (EU) Head of Finance. Prior to this, she held the position of Client Manager for Unionamerica Insurance Company Limited. Before joining Enstar (EU) Ltd., she was Senior Finance Manager at Scottish Re (from 2004 to 2006) and Insurance Group Controller at GE Life (from 2000 to 2004). She trained as a Chartered Accountant with PricewaterhouseCoopers and is a fellow of the Institute of Chartered Accountants in England and Wales.
Demian Smith is currently the Chief Executive Officer of the StarStone Group. He joined StarStone as Global Head of Marine in 2010 from the Navigators Group-owned Lloyd’s Specialist Marine Syndicate 1221, where he was responsible for Marine and Energy Liabilities. In 2014, he was appointed Chief Executive Officer of StarStone’s international operations, which includes StarStone’s Lloyd’s London market and Continental Europe operations. An Associate of the Chartered Insurance Institute, Mr. Smith holds an MBA from Edinburgh University Management School and a B. Eng. (Hons) in Naval Architecture from the University of Strathclyde, Glasgow. He began his career at Miller in 1995.
Joseph A. Stancati is President of DCo LLC (f/k/a Dana Companies, LLC). Mr. Stancati has over 30 years of experience in Litigation Management, including his previous position as Director of Litigation for Dana Incorporated, where he also served as a Director and Administrator of the Dana Foundation.
Simon Storvik-Green has been Associate Director at Cranmore Europe BVBA in Belgium since January 2017 and is a languages specialist with nine years of experience in the insurance industry. Before relocating to Brussels, he served as an Auditor at Cranmore (UK) Limited in London between 2011 and 2017, and prior to this as a Graduate Trainee at Enstar (EU) Limited in Guildford between 2009 and 2011.
Vicki Stringham is the Vice President of DCo LLC (f/k/a Dana Companies, LLC). She has over 28 years of experience in claims handling and risk management, the last 13 years spent in supervising the national toxic tort litigation for a fortune 500 company.
Mick Summersgill is the Chief Operating Officer of StarStone Group. He joined Enstar (EU) Limited in 2013 and since May 2014 he has been the StarStone Head of Group Operations. He has worked in the insurance industry for 20 years at Zurich Financial Services, KPMG and EY. His principal area of expertise is in managing and leading large and complex restructuring and business transformation initiatives. He is a fellow of the Association of Chartered Certified Accountants.
C. Paul Thomas joined Enstar (EU) Limited in 2001 and is currently European NLRO Strategy Officer having previously served as Chief Financial Officer for the Enstar EU Group. From 2001 to 2012, he held the position of client director for a number of run-off clients of Enstar (EU) Limited and was appointed a director of Enstar (EU) Limited in 2006. Prior to joining Enstar, he served as Finance Director of Wasa International (UK) Insurance Company Limited from 1997 to 2001, having previously held senior financial positions within Friends Provident Group (1993 to 1997), NM Financial Management Limited (1988 to 1993) and Schroder Life Assurance Company Limited (1984 to 1988). He is a fellow of the Chartered Association of Certified Accountants.
Philip Toohey is a Non-Executive Director of Pavonia Life Insurance Company of New York. He has extensive regulatory and compliance expertise having served for 15 years as Senior Executive Vice President, General Counsel and Secretary of HSBC USA Inc. and HSBC Bank USA. He has served as Non-Executive Director of Pavonia and its predecessor since 2006.
Kim Torbeyns is the Chief Executive Officer of Alpha Insurance in Belgium having previously served as the Chief Financial Officer. Before joining Alpha Insurance in 2015, she served as a senior manager in the insurance and real estate division of PwC from 1996 to 2015. She is a member of the Institute of Chartered Accountants in Belgium.
Cindy Traczyk has served StarStone US since 2010 and is currently the Chief Pricing Actuary. Previously, she held the position of SVP and Actuary, Pricing for StarStone US. From August 1995 to August 2010, she worked as

Enstar Group Limited	A-8	2018 Proxy Statement

an insurance professional at CNA in Chicago, Illinois in a variety of actuarial, and underwriting roles. Her final position with CNA was SVP and Actuary, Commercial Actuarial from 2008 to 2010. She is a fellow of the Casualty Actuarial Society (CAS).
R. Lincoln Trimble, Jr. is the Executive Vice President of StarStone. He joined StarStone in 2009 to lead its casualty group and has more than 30 years of experience in insurance. Before joining the Company, he held several senior management positions with Chubb, St. Paul and Travelers, overseeing an array of insurance and reinsurance products for both the US domestic market and internationally. Additionally, he co-founded Statehouse Casualty Managers, an MGA specializing in small commercial liability business. He holds a BA in Economics from the University of Virginia.
Darren S. Truman is the Enstar Europe Chief Operating Officer. He has previously served as Enstar European Head of Claims and has served as a Claims and Reinsurance Director of Shelbourne Syndicate Services. He served as Senior Technical Manager of the Company for Enstar since April 2004. He also served as a Technical Manager for Gerling Global General and Re in London from July 2003 to March 2004. From September 1994 to June 2003, he held a number of positions within RiverStone Management in London, the last four years as a Workout Specialist. From September 1987 to September 1994, he held a number of positions within Thurgood Farmer and Hackett in London, the last two years as Section Head for LMX Broking.
Alan Turner is the Chief Financial Officer of KaylaRe Ltd. Previously, he was Chief Projects Officer for Enstar (EU) Limited and a director of a number of the Company’s U.K. subsidiaries. He served as Chief Executive Officer of Enstar (EU) Limited from April 2006 to December 2016 and prior to this he was responsible for the general management of several of the Company’s U.K. reinsurance company subsidiaries. From 1989 to 2000, he was employed by Deloitte & Touche in the U.K. and then Bermuda, specializing in audit and insolvency work. He obtained a U.K. Chartered Accountant designation in 1992 and also has a BA (Hons) Business Studies degree qualification.
Simon Urry is Active Underwriter for Syndicate 1301 with over 40 years’ experience working in the insurance market. Previously Mr. Urry worked as Marine and Energy Liability Underwriter for Octavian/Markel before joining StarStone (Torus) in 2009 as Head of Marine and Energy Liability. Mr. Urry is currently deputy chair of the Product Oversight Group. He has also had involvement in various Market committees (He is currently a member of the Joint Liability Committee and last year stepped down as a member of the IUA Marine Technical Committee ).
Eddy Van Den Bosch has served as a General Manager of Arena nv since 2004 having previously served as its authorized representative. He has 30 years of experience in the insurance industry and was head of underwriting at Zelia (Swiss Life) from 1998 to 2003. He obtained a Master in Law from the University of Leuven in 1984.
Bertrand VanderHaeghen is a joint Managing Director of Vander Haeghen & Co SA having joined the Company in 2004 as prestige & classic cars underwriting manager in 2004 before taking his current role in 2011. He started his career as underwriting assistant with Ibis Underwriting Agency.
Roger VanderHaeghen has served as a Chairman of the Board of the underwriting agency Vander Haeghen & Co SA for 20 years. He has more than 35 years of experience in the insurance and reinsurance market and in particular is a specialist in Belgian niche products. Before setting up Vander Haeghen he worked as a reinsurance manager for Mapfre Re and a casualty underwriter for Assubel, now Allianz Belgium.
Florian von Meiss is a Non-Executive Director of Harper Insurance Limited. He opened a law firm in 1980 under the name of Thurnherr von Meiss and Partners in Zurich. After a merger of his old firm in 2008 he is now counsel to the law firm Blum&Grob in Zurich. He continues to practice primarily in corporate matters and concentrates on the consumer industry. He holds law degrees from both the University of Zurich and the Columbia School of Law, New York.
John Wardrop is a Non-Executive Director of StarStone Underwriting Limited. He retired as a Partner from KPMG LLP’s insolvency practice in 2013 after a career of almost 30 years with the professional services firm. His management responsibilities as a Partner included membership on the U.K. Risk Management Panel, recruitment and mentoring of professional staff, managing team’s financial performance and assessing candidates for admission to the Partnership.
Stefan Wehrenberg is a Non-Executive Director of Harper Insurance Limited and Partner of Umbricht having previously been a partner at BLUM&GROB Attorneys at Law from 2008-2017. Previously, he was a partner and senior associate with two Zurich law firms. He continues to practice primarily in administrative law and international criminal law. He holds a law degree from the University of Zurich.
Steven Western joined Enstar (EU) Limited in 2007 and is currently Client Director for a number of run-off clients of Enstar (EU) Limited. Between 1995 and 2007, he held various positions within the Company including Chief Operating Officer of Castlewood Risk Management Ltd., from 1995 to 2003, and Director of Finance and Administration

Enstar Group Limited	A-9	2018 Proxy Statement

of Kinsale Brokers Limited between 2004 and 2007. Prior to 1995, he was Vice President of International Risk Management (Bermuda) Limited. He is a member of the Institute of Chartered Accountants in England & Wales.
Serge Wibaut is a Non-Executive Director of Alpha Insurance. He is a Professor of economics and finance with more than 25 years of experience and is a member of several executive committees and investment committees throughout Europe in financial institutions undergoing restructuring. He played a leading role in the definition of new strategies especially in the domain of investment, balance sheet overhaul of banks and insurances, real estate and risk management. He has extensive experience as a member of boards of directors in large and medium sized institutions throughout Europe, as well as, in several investment companies (mutual funds, real estate companies or private equity funds).
Theo Wilkes has served as Group Financial Controller since May 2016. He joined Enstar in 2010 and has held a number of positions including Chief Financial Officer of the StarStone European operations and Head of UK Finance. Prior to that he served as Group Financial Controller of the Alea Group where he worked between 2004 and 2010. He trained at Littlejohn Frazer where he specialized in the audit of Lloyd’s syndicates and progressed to Senior Manager in the Financial Services practice.  He is a Chartered Accountant with the Institute of Chartered Accountants in England and Wales.
Ben Wilson is Head of Onshore Energy and Power with over 20 years of underwriting experience and 27 years working within the insurance market. He has been a member of the Board of StarStone Insurance Services Limited since 2017. He joined StarStone (then Torus) in 2008. Mr. Wilson previously worked as Lead Underwriter for Wellington Syndicate / Catlin Group.
Chase Young has served as Executive Vice President of Cranmore US since July 2016. Prior to that he served as Senior Vice President of Cranmore US with responsibility for the Enstar US TPA Management and Quality Assurance functions. Mr. Young has been with Cranmore since the start of his professional career.

Enstar Group Limited	A-10	2018 Proxy Statement

ENSTAR GROUP LIMITED P.O. BOX HM 2267 WINDSOR PLACE, 3RD FLOOR 22 QUEEN STREET, HAMILTON HM JX, BERMUDA
VOTE BY INTERNET - www.proxyvote.com/ESGR
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. If you plan to vote for subsidiary directors on an individual basis under Proposal No. 4, you can do so only via Internet or mail by following the instructions on this proxy card.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote for subsidiary directors on an individual basis under Proposal No. 4, you must include the proxy card in the return envelope with the director booklet.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E46818-P06558	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENSTAR GROUP LIMITED
The Board of Directors recommends you vote FOR the nominees for directors:

1.	Election of Directors	For	Against	Abstain

	1a. Sandra L. Boss	☐	☐	☐

	1b. Hans-Peter Gerhardt	☐	☐	☐

	1c. Dominic F. Silvester	☐	☐	☐

	1d. Poul A. Winslow	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals No. 2 and 3.					For	Against	Abstain

2.	Advisory vote to approve executive compensation.				☐	☐	☐

3.
To ratify the appointment of KPMG Audit Limited as our independent registered public accounting firm for 2018 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.
					☐	☐	☐

The Board of Directors recommends you vote FOR each of the subsidiary director nominees listed in Proposal No. 4.

4.	Election of subsidiary directors as set forth in Proposal No. 4.				☐	☐	☐

Please refer to the back of the card for special voting instructions regarding Proposal No. 4.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

Enstar Group Limited	2018 Proxy Statement

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com/ESGR.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
E46819-P06558
ENSTAR GROUP LIMITED Annual General Meeting of Shareholders June 13, 2018 This proxy is solicited by the Board of Directors
The shareholder(s) hereby appoint(s) Dominic F. Silvester and Paul J. O'Shea, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of ENSTAR GROUP LIMITED that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 9:00 AM, ADT on June 13, 2018 at Enstar Group Limited, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, Bermuda, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Special Voting Instructions Regarding Proposal No. 4:
You may vote FOR the election of all subsidiary director nominees, AGAINST the election of all subsidiary director nominees, or ABSTAIN from the election of all subsidiary director nominees by selecting the appropriate box next to Proposal No. 4.

Alternatively, you may vote FOR, AGAINST, or ABSTAIN from the election of each subsidiary director nominee on an individual basis either on the accompanying sheets by selecting the boxes next to each nominee's name and submitting your vote by mail, or on the Internet by following the instructions on the Internet voting page to vote on such an individual basis. If you mark any of the boxes next to Proposal No. 4 indicating a vote with respect to all subsidiary director nominees and also mark any of the boxes on the accompanying sheets indicating a vote with respect to a particular subsidiary director nominee, then your specific vote on the accompanying sheets will be counted and your vote on the other subsidiary director nominees will be governed by your vote on the reverse side.

Continued and to be signed on reverse side

Enstar Group Limited	2018 Proxy Statement

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 13, 2018

4.1 AG Australia Holdings Limited

Nominees:	For	Against	Abstain
1. Sandra O'Sullivan	☐	☐	☐
2. Nicholas Hall	☐	☐	☐
3. Brett Henry	☐	☐	☐

4.2 Alopuc Limited

Nominees:	For	Against	Abstain
4. Richard Harries	☐	☐	☐
5. James Lee	☐	☐	☐
6. Brendan Merriman	☐	☐	☐

4.3 Alpha Insurance SA

Nominees:	For	Against	Abstain
7. Serge Wibaut	☐	☐	☐
8. Marie-Claire Pletinckx	☐	☐	☐
9. Kieran Hayes	☐	☐	☐
10. David Matthys	☐	☐	☐
11. Brendan Merriman	☐	☐	☐
12. Kim Torbeyns	☐	☐	☐
13. David Atkins	☐	☐	☐
14. Gregg Delforge	☐	☐	☐

4.4 Arden Reinsurance Company Ltd.

Nominees:	For	Against	Abstain
15. Paul O'Shea	☐	☐	☐
16. Theo Wilkes	☐	☐	☐
17. Duncan Scott	☐	☐	☐
18. Guy Bowker	☐	☐	☐

4.5 Arena SA

Nominees:	For	Against	Abstain
19. Timothy Fillingham	☐	☐	☐
20. Richard Etridge	☐	☐	☐
21. Eddy Van Den Bosch	☐	☐	☐
22. Kim Torbeyns	☐	☐	☐
23. Gregg Delforge	☐	☐	☐

4.6 Atrium Risk Management Services (British Columbia) Ltd.

Nominees:	For	Against	Abstain
24. Richard Harries	☐	☐	☐
25. James Lee	☐	☐	☐
26. Brendan Merriman	☐	☐	☐
27. Lee Greenway	☐	☐	☐
28. Peter Hargrave	☐	☐	☐

4.7 Atrium Risk Management Services (Washington) Ltd.

Nominees:	For	Against	Abstain
29. Richard Harries	☐	☐	☐
30. James Lee	☐	☐	☐
31. Brendan Merriman	☐	☐	☐
32. Lee Greenway	☐	☐	☐
33. Peter Hargrave	☐	☐	☐

4.8 B.H. Acquisition Limited

Nominees:	For	Against	Abstain
34. Paul O'Shea	☐	☐	☐
35. Duncan Scott	☐	☐	☐
36. Guy Bowker	☐	☐	☐

4.9 Belmont Run-Off Limited

Nominees:	For	Against	Abstain
37. David Atkins	☐	☐	☐
38. Derek Reid	☐	☐	☐
39. C. Paul Thomas	☐	☐	☐

4.10 Brake Systems, Inc.

Nominees:	For	Against	Abstain
40. Joseph A. Stancati	☐	☐	☐
41. Vicki L. Stringham	☐	☐	☐

4.11 Brittany Insurance Company Ltd.

Nominees:	For	Against	Abstain
42. Paul O'Shea	☐	☐	☐
43. Theo Wilkes	☐	☐	☐
44. Duncan Scott	☐	☐	☐
45. Guy Bowker	☐	☐	☐

4.12 BWDAC, Inc.

Nominees:	For	Against	Abstain
46. Joseph A. Stancati	☐	☐	☐
47. Vicki L. Stringham	☐	☐	☐

4.13 Cavell Holdings Limited

Nominees:	For	Against	Abstain
48. Derek Reid	☐	☐	☐
49. C. Paul Thomas	☐	☐	☐
50. Siobhan Hextall	☐	☐	☐

4.14 Cavello Bay Reinsurance Limited

Nominees:	For	Against	Abstain
51. Paul O'Shea	☐	☐	☐
52. Orla Gregory	☐	☐	☐
53. Duncan Scott	☐	☐	☐
54. Guy Bowker	☐	☐	☐

4.15 Chatsworth Limited

Nominees:	For	Against	Abstain
55. Duncan Scott	☐	☐	☐
56. Theo Wilkes	☐	☐	☐
57. Elizabeth DaSilva	☐	☐	☐

4.16 Clarendon National Insurance Company

Nominees:	For	Against	Abstain
58. Paul Brockman	☐	☐	☐
59. John Dore	☐	☐	☐
60. Anna Hajek	☐	☐	☐
61. Jennifer Miu	☐	☐	☐
62. Theresa Reali	☐	☐	☐
63. Robert Redpath	☐	☐	☐
64. Michael Sheehan	☐	☐	☐
65. Richard Seelinger	☐	☐	☐
66. Cindy Traczyk	☐	☐	☐

4.17 Copper Coast Funds ICAV

Nominees:	For	Against	Abstain
67. Orla Gregory	☐	☐	☐
68. Barry McConville	☐	☐	☐
69. Patrick O'Sullivan	☐	☐	☐
70. Brendan Merriman	☐	☐	☐
71. Paul Thomas	☐	☐	☐

4.18 CP Product, LLC

Nominees:	For	Against	Abstain
72. Joseph A. Stancati	☐	☐	☐
73. Vicki L. Stringham	☐	☐	☐

4.19 Cranmore (UK) Limited

Nominees:	For	Against	Abstain
74. Desmond Allen	☐	☐	☐
75. Philip Cooper	☐	☐	☐
76. David Ellis	☐	☐	☐
77. Adam Grange	☐	☐	☐
78. Shaun Holden	☐	☐	☐
79. Steve Norrington	☐	☐	☐
80. C. Paul Thomas	☐	☐	☐
81. David Atkins	☐	☐	☐

4.20 Cranmore (US) Inc.

Nominees:	For	Against	Abstain
82. Paul Brockman	☐	☐	☐
83. Chase Young	☐	☐	☐
84. Steve Norrington	☐	☐	☐

Enstar Group Limited	2018 Proxy Statement

4.21 Cranmore Asia Pte Limited

Nominees:	For	Against	Abstain
85. Sandra O'Sullivan	☐	☐	☐
86. Steve Norrington	☐	☐	☐
87. Garred Clements	☐	☐	☐

4.22 Cranmore Australia Pty Limited

Nominees:	For	Against	Abstain
88. Steve Norrington	☐	☐	☐
89. Sandra O'Sullivan	☐	☐	☐
90. Nicholas Hall	☐	☐	☐

4.23 Cranmore Europe BVBA

Nominees:	For	Against	Abstain
91. Philip Cooper	☐	☐	☐
92. Gregg Delforge	☐	☐	☐
93. Simon Storvik-Green	☐	☐	☐
94. Steve Norrington	☐	☐	☐
95. Jason Shortt	☐	☐	☐
96. Kim Torbeyns	☐	☐	☐

4.24 Cranmore Insurance & Reinsurance Services Europe Limited

Nominees:	For	Against	Abstain
97. Jason Shortt	☐	☐	☐
98. David Ellis	☐	☐	☐
99. Steve Norrington	☐	☐	☐

4.25 DCo LLC

Nominees:	For	Against	Abstain
100. Paul Brockman	☐	☐	☐
101. Jennifer Miu	☐	☐	☐
102. Thomas Nichols	☐	☐	☐
103. Robert Redpath	☐	☐	☐
104. Joseph A. Stancati	☐	☐	☐
105. Vicki L. Stringham	☐	☐	☐

4.26 DLCM NO. 1 Limited

Nominees:	For	Against	Abstain
106. Derek Reid	☐	☐	☐
107. C. Paul Thomas	☐	☐	☐
108. Siobhan Hextall	☐	☐	☐

4.27 DLCM NO. 2 Limited

Nominees:	For	Against	Abstain
109. Derek Reid	☐	☐	☐
110. C. Paul Thomas	☐	☐	☐
111. Siobhan Hextall	☐	☐	☐

4.28 DLCM NO. 3 Limited

Nominees:	For	Against	Abstain
112. Derek Reid	☐	☐	☐
113. C. Paul Thomas	☐	☐	☐
114. Siobhan Hextall	☐	☐	☐

4.29 East Point Reinsurance Company of Hong Kong Limited

Nominees:	For	Against	Abstain
115. Sandra O'Sullivan	☐	☐	☐
116. Siobhan Hextall	☐	☐	☐
117. Nicholas Hall	☐	☐	☐

4.30 EFMG LLC

Nominees:	For	Against	Abstain
118. Joseph A. Stancati	☐	☐	☐
119. Vicki L. Stringham	☐	☐	☐

4.31 Enstar (EU) Finance Limited

Nominees:	For	Against	Abstain
120. Shaun Holden	☐	☐	☐
121. C. Paul Thomas	☐	☐	☐
122. Siobhan Hextall	☐	☐	☐
123. Derek Reid	☐	☐	☐

4.32 Enstar (EU) Holdings Limited

Nominees:	For	Against	Abstain
124. David Grisley	☐	☐	☐
125. Shaun Holden	☐	☐	☐
126. C. Paul Thomas	☐	☐	☐

4.33 Enstar (EU) Limited

Nominees:	For	Against	Abstain
127. David Atkins	☐	☐	☐
128. David Hackett	☐	☐	☐
129. Shaun Holden	☐	☐	☐
130. Michael Lynagh	☐	☐	☐
131. Brendan Merriman	☐	☐	☐
132. David Message	☐	☐	☐
133. Derek Reid	☐	☐	☐
134. Demian Smith	☐	☐	☐
135. C. Paul Thomas	☐	☐	☐
136. Darren Truman	☐	☐	☐

4.34 Enstar (US) Inc.

Nominees:	For	Against	Abstain
137. Paul Brockman	☐	☐	☐
138. Jennifer Miu	☐	☐	☐
139. Steve Norrington	☐	☐	☐
140. Robert Redpath	☐	☐	☐
141. Richard Seelinger	☐	☐	☐
142. R. Lincoln Trimble	☐	☐	☐

4.35 Enstar (US Asia-Pac) Holdings Limited

Nominees:	For	Against	Abstain
143. Derek Reid	☐	☐	☐
144. C. Paul Thomas	☐	☐	☐
145. Siobhan Hextall	☐	☐	☐

4.36 Enstar Acquisitions Limited

Nominees:	For	Against	Abstain
146. Derek Reid	☐	☐	☐
147. C. Paul Thomas	☐	☐	☐
148. Siobhan Hextall	☐	☐	☐

4.37 Enstar Asia Pacific Pty Ltd.

Nominees:	For	Against	Abstain
149. Sandra O'Sullivan	☐	☐	☐

4.38 Enstar Australia Holdings Pty Limited

Nominees:	For	Against	Abstain
150. Gary Potts	☐	☐	☐
151. Demian Smith	☐	☐	☐
152. Bruce Bollom	☐	☐	☐
153. David Atkins	☐	☐	☐

4.39 Enstar Australia Limited

Nominees:	For	Against	Abstain
154. Sandra O'Sullivan	☐	☐	☐
155. Nicholas Hall	☐	☐	☐
156. Brett Henry	☐	☐	☐

4.40 Enstar Financial Services, Inc.

Nominees:	For	Against	Abstain
157. Paul Brockman	☐	☐	☐
158. Jennifer Miu	☐	☐	☐

4.41 Enstar Holdings (US) LLC

Nominees:	For	Against	Abstain
159. Paul Brockman	☐	☐	☐
160. Jennifer Miu	☐	☐	☐
161. Steve Norrington	☐	☐	☐
162. Robert Redpath	☐	☐	☐
163. Richard Seelinger	☐	☐	☐
164. R. Lincoln Trimble	☐	☐	☐

4.42 Enstar Insurance Management Services Ireland Limited

Nominees:	For	Against	Abstain
165. Sinead Coffey	☐	☐	☐
166. Orla Gregory	☐	☐	☐
167. Brendan Merriman	☐	☐	☐
168. C. Paul Thomas	☐	☐	☐

Enstar Group Limited	2018 Proxy Statement

4.43 Enstar Limited

Nominees:	For	Against	Abstain
169. Paul O'Shea	☐	☐	☐
170. Duncan Scott	☐	☐	☐
171. Elizabeth DaSilva	☐	☐	☐
172. Karen Esdale	☐	☐	☐
173. Orla Gregory	☐	☐	☐
174. Guy Bowker	☐	☐	☐
175. Jamie Saunders	☐	☐	☐

4.44 Enstar USA, Inc.

Nominees:	For	Against	Abstain
176. Paul Brockman	☐	☐	☐
177. Jennifer Miu	☐	☐	☐

4.45 EPE, Inc.

Nominees:	For	Against	Abstain
178. Joseph A. Stancati	☐	☐	☐
179. Vicki L. Stringham	☐	☐	☐

4.46 Fitzwilliam Insurance Limited

Nominees:	For	Against	Abstain
180. Paul O'Shea	☐	☐	☐
181. Orla Gregory	☐	☐	☐
182. Guy Bowker	☐	☐	☐
183. Duncan Scott	☐	☐	☐

4.47 Flight Operations, Inc.

Nominees:	For	Against	Abstain
184. Joseph A. Stancati	☐	☐	☐
185. Vicki L. Stringham	☐	☐	☐

4.48 Friction Inc.

Nominees:	For	Against	Abstain
186. Joseph A. Stancati	☐	☐	☐
187. Vicki L. Stringham	☐	☐	☐

4.49 Friction Material, Inc.

Nominees:	For	Against	Abstain
188. Joseph A. Stancati	☐	☐	☐
189. Vicki L. Stringham	☐	☐	☐

4.50 Gordian Runoff Limited

Nominees:	For	Against	Abstain
190. Gary Potts	☐	☐	☐
191. Demian Smith	☐	☐	☐
192. Bruce Bollom	☐	☐	☐
193. David Atkins	☐	☐	☐
194. Robin Low	☐	☐	☐

4.51 Goshawk Dedicated Limited

Nominees:	For	Against	Abstain
195. Derek Reid	☐	☐	☐
196. C. Paul Thomas	☐	☐	☐
197. Siobhan Hextall	☐	☐	☐

4.52 Goshawk Insurance Holdings Limited

Nominees:	For	Against	Abstain
198. Derek Reid	☐	☐	☐
199. C. Paul Thomas	☐	☐	☐
200. Siobhan Hextall	☐	☐	☐

4.53 Guillamene Holdings Limited

Nominees:	For	Against	Abstain
201. Brendan Merriman	☐	☐	☐

4.54 Harper Holding, S.à. r.l.

Nominees:	For	Against	Abstain
202. Guy Bowker	☐	☐	☐
203. John Cassin	☐	☐	☐

4.55 Harper Insurance Limited

Nominees:	For	Against	Abstain
204. Michael Handler	☐	☐	☐
205. Andreas Iselin	☐	☐	☐
206. Florian Von Meiss	☐	☐	☐
207. Stefan Wehrenberg	☐	☐	☐
208. Alan Turner	☐	☐	☐
209. Richard Etridge	☐	☐	☐

4.56 Hong Kong Reinsurance Company Limited

Nominees:	For	Against	Abstain
210. Sandra O'Sullivan	☐	☐	☐
211. Siobhan Hextall	☐	☐	☐
212. Nicholas Hall	☐	☐	☐

4.57 Inter-Ocean Reinsurance (Ireland) Limited

Nominees:	For	Against	Abstain
213. Orla Gregory	☐	☐	☐
214. Kevin O'Connor	☐	☐	☐

4.58 Kenmare Holdings Ltd.

Nominees:	For	Against	Abstain
215. Guy Bowker	☐	☐	☐
216. Duncan Scott	☐	☐	☐
217. Orla Gregory	☐	☐	☐
218. Paul O'Shea	☐	☐	☐

4.59 Kinsale Brokers Limited

Nominees:	For	Against	Abstain
219. Shaun Holden	☐	☐	☐
220. C. Paul Thomas	☐	☐	☐
221. David Atkins	☐	☐	☐

4.60 Knapton Holdings Limited

Nominees:	For	Against	Abstain
222. Derek Reid	☐	☐	☐
223. C. Paul Thomas	☐	☐	☐
224. Siobhan Hextall	☐	☐	☐

4.61 Laguna Life Holdings Limited

Nominees:	For	Against	Abstain
225. Guy Bowker	☐	☐	☐
226. Duncan Scott	☐	☐	☐
227. Paul O'Shea	☐	☐	☐

4.62 Laguna Life Holdings S.à r.l.

Nominees:	For	Against	Abstain
228. Guy Bowker	☐	☐	☐
229. John Cassin	☐	☐	☐

4.63 Lipe Corporation

Nominees:	For	Against	Abstain
230. Joseph A. Stancati	☐	☐	☐
231. Vicki L. Stringham	☐	☐	☐

4.64 LSU Limited

Nominees:	For	Against	Abstain
232. Siobhan Hextalli	☐	☐	☐
233. Derek Reid	☐	☐	☐

4.65 Malakite Underwriting Partners Limited

Nominees:	For	Against	Abstain
234. Simon Schnorr	☐	☐	☐
235. Timothy Fillingham	☐	☐	☐
236. Giles Hussey	☐	☐	☐

4.66 Mercantile Indemnity Company Limited

Nominees:	For	Against	Abstain
237. David Atkins	☐	☐	☐
238. C. Paul Thomas	☐	☐	☐
239. Darren Truman	☐	☐	☐
240. Alan Turner	☐	☐	☐
241. Steve Western	☐	☐	☐

4.67 Midland Brake, Inc.

Nominees:	For	Against	Abstain
242. Joseph A. Stancati	☐	☐	☐
243. Vicki L. Stringham	☐	☐	☐

4.68 North Bay Holdings Limited

Nominees:	For	Against	Abstain
244. Paul O'Shea	☐	☐	☐
245. Orla Gregory	☐	☐	☐
246. Guy Bowker	☐	☐	☐
247. James Carey	☐	☐	☐
248. Darran Baird	☐	☐	☐

Enstar Group Limited	2018 Proxy Statement

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 13, 2018

4.69 Northshore Holdings Limited

Nominees:	For	Against	Abstain
249. Guy Bowker	☐	☐	☐
250. Paul O'Shea	☐	☐	☐
251. Darran Baird	☐	☐	☐
252. James Carey	☐	☐	☐
253. Orla Gregory	☐	☐	☐

4.70 Paladin Managed Care Services, Inc.

Nominees:			
254. Paul Brockman	☐	☐	☐
255. Jeffrey D. Miller	☐	☐	☐
256. Richard Seelinger	☐	☐	☐
257. Steve Norrington	☐	☐	☐

4.71 Pavonia Life Insurance Company of New York

Nominees:			
258. Paul Brockman	☐	☐	☐
259. John Dore	☐	☐	☐
260. Jennifer Miu	☐	☐	☐
261. Daniel O'Brien	☐	☐	☐
262. Robert Redpath	☐	☐	☐
263. Richard Seelinger	☐	☐	☐
264. Philip Toohey	☐	☐	☐

4.72 Prattville Mfg., Inc.

Nominees:			
265. Joseph A. Stancati	☐	☐	☐
266. Vicki L. Stringham	☐	☐	☐

4.73 Providence Washington Insurance Company

Nominees:			
267. Paul Brockman	☐	☐	☐
268. Jennifer Miu	☐	☐	☐
269. Teresa Reali	☐	☐	☐
270. Robert Redpath	☐	☐	☐
271. Richard Seelinger	☐	☐	☐

4.74 Regis Agencies Limited

Nominees:			
272. C. Paul Thomas	☐	☐	☐
273. Siobhan Hextall	☐	☐	☐

4.75 Reinz Wisconsin Gasket LLC

Nominees:			
274. Joseph A. Stancati	☐	☐	☐
275. Vicki L. Stringham	☐	☐	☐

4.76 River Thames Insurance Company Limited

Nominees:	For	Against	Abstain
276. David Atkins	☐	☐	☐
277. Patrick Cogavin	☐	☐	☐
278. Max Lewis	☐	☐	☐
279. Jeremy Riley	☐	☐	☐
280. Ann Slade	☐	☐	☐
281. C. Paul Thomas	☐	☐	☐
282. Darren Truman	☐	☐	☐
283. Alan Turner	☐	☐	☐
284. Steve Western	☐	☐	☐

4.77 Rombalds Run-Off Limited

Nominees:			
285. David Atkins	☐	☐	☐
286. C. Paul Thomas	☐	☐	☐
287. Max Lewis	☐	☐	☐
288. Gary Griffiths	☐	☐	☐
289. Steve Western	☐	☐	☐

4.78 SGL No.1 Limited

Nominees:			
290. Guy Bowker	☐	☐	☐
291. James Lee	☐	☐	☐
292. Steve Western	☐	☐	☐

4.79 SGL No.3 Limited

Nominees:			
293. Siobhan Hextall	☐	☐	☐
294. Brendan Merriman	☐	☐	☐

4.80 Shelbourne Group Limited

Nominees:			
295. Siobhan Hextall	☐	☐	☐
296. Brendan Merriman	☐	☐	☐
297. Darren Truman	☐	☐	☐

4.81 StarStone Bermuda Intermediaries Ltd.

Nominees:			
298. Theo Wilkes	☐	☐	☐
299. Duncan Scott	☐	☐	☐

4.82 StarStone Corporate Capital 1 Limited

Nominees:			
300. Alex Cliff	☐	☐	☐
301. Demian Smith	☐	☐	☐

4.83 StarStone Corporate Capital 2 Limited

Nominees:			
302. Alex Cliff	☐	☐	☐
303. Demian Smith	☐	☐	☐

4.84 StarStone Corporate Capital Limited

Nominees:	For	Against	Abstain
304. Mick Summersgill	☐	☐	☐
305. Alex Cliff	☐	☐	☐

4.85 StarStone Finance Limited

Nominees:			
306. Alex Cliff	☐	☐	☐
307. David Message	☐	☐	☐
308. Mick Summersgill	☐	☐	☐

4.86 StarStone Insurance Bermuda Limited

Nominees:			
309. Paul O'Shea	☐	☐	☐
310. Guy Bowker	☐	☐	☐
311. Orla Gregory	☐	☐	☐
312. Steven Brown	☐	☐	☐
313. Duncan Scott	☐	☐	☐

4.87 StarStone Insurance SE

Nominees:			
314. Alex Cliff	☐	☐	☐
315. Richard Etridge	☐	☐	☐
316. Michael Handler	☐	☐	☐
317. Donat Marxer	☐	☐	☐
318. Udo Pickartz	☐	☐	☐
319. Ian Poynton	☐	☐	☐
320. Mick Summersgill	☐	☐	☐

4.88 StarStone Insurance Services Limited

Nominees:			
321. Alex Cliff	☐	☐	☐
322. Timothy Fillingham	☐	☐	☐
323. Bent Isachsen	☐	☐	☐
324. Udo Pickartz	☐	☐	☐
325. Simon Schnorr	☐	☐	☐
326. Ben Wilson	☐	☐	☐

4.89 StarStone National Insurance Company

Nominees:			
327. Paul Brockman	☐	☐	☐
328. Nancy Hammer	☐	☐	☐
329. Jennifer Miu	☐	☐	☐
330. Robert Redpath	☐	☐	☐
331. Richard Seelinger	☐	☐	☐
332. Mark Sioma	☐	☐	☐
333. R. Lincoln Trimble	☐	☐	☐

Enstar Group Limited	2018 Proxy Statement

4.90 StarStone Specialty Holdings Limited

Nominees:	For	Against	Abstain
334. Paul O'Shea	☐	☐	☐
335. Guy Bowker	☐	☐	☐
336. Darran Baird	☐	☐	☐
337. James Carey	☐	☐	☐
338. Walker Rainey	☐	☐	☐
339. John Shettle	☐	☐	☐
340. Orla Gregory	☐	☐	☐
341. Alex Cliff	☐	☐	☐
342. Demian Smith	☐	☐	☐
343. David Message	☐	☐	☐

4.91 StarStone Specialty Insurance Company

Nominees:	For	Against	Abstain
344. Paul Brockman	☐	☐	☐
345. Nancy Hammer	☐	☐	☐
346. Jennifer Miu	☐	☐	☐
347. Richard Seelinger	☐	☐	☐
348. Robert Redpath	☐	☐	☐
349. Mark Sioma	☐	☐	☐
350. R. Lincoln Trimble	☐	☐	☐

4.92 StarStone Specialty Insurance Company - Escritório de Representação no Brasil Ltda.

Nominees:	For	Against	Abstain
351. Oscar Lolato	☐	☐	☐

4.93 StarStone Underwriting Australia Pty Ltd.

Nominees:	For	Against	Abstain
352. Robin Barham	☐	☐	☐
353. Sandra O'Sullivan	☐	☐	☐
354. Udo Pickartz	☐	☐	☐

4.94 StarStone Underwriting Limited

Nominees:	For	Against	Abstain
355. Alex Cliff	☐	☐	☐
356. Rachel Delhaise	☐	☐	☐
357. Demian Smith	☐	☐	☐
358. John Wardrop	☐	☐	☐
359. Ewen Gilmour	☐	☐	☐
360. Timothy Fillingham	☐	☐	☐
361. Richard Grainger	☐	☐	☐
362. Darren Truman	☐	☐	☐
363. Simon Urry	☐	☐	☐

4.95 StarStone US Holdings, Inc.

Nominees:	For	Against	Abstain
364. Nancy Hammer	☐	☐	☐
365. Steve Norrington	☐	☐	☐
366. Mark Sioma	☐	☐	☐
367. R. Lincoln Trimble	☐	☐	☐

4.96 StarStone US Intermediaries, Inc.

Nominees:	For	Against	Abstain
368. Nancy Hammer	☐	☐	☐
369. Steve Norrington	☐	☐	☐
370. Mark Sioma	☐	☐	☐
371. R. Lincoln Trimble	☐	☐	☐

4.97 StarStone US Services, Inc.

Nominees:	For	Against	Abstain
372. Nancy Hammer	☐	☐	☐
373. Steve Norrington	☐	☐	☐
374. R. Lincoln Trimble	☐	☐	☐

4.98 United Brake Systems Inc.

Nominees:	For	Against	Abstain
375. Joseph A. Stancati	☐	☐	☐
376. Vicki L. Stringham	☐	☐	☐

4.99 VanderHaeghen & Co S.A.

Nominees:	For	Against	Abstain
377. Roger VanderHaeghen	☐	☐	☐
378. Bertrand VanderHaeghen	☐	☐	☐
379. Frederic de Haan	☐	☐	☐
380. Gregg Delforge	☐	☐	☐
381. Kim Torbeyns	☐	☐	☐
382. Richard Etridge	☐	☐	☐
383. Timothy Fillingham	☐	☐	☐

Enstar Group Limited	2018 Proxy Statement